As filed with the Securities and Exchange Commission on October 16, 2006

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

1933 Act File No. 333-133571

Form N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO.

GLADSTONE INVESTMENT CORPORATION
(Exact name of registrant as specified in charter)

1521 WESTBRANCH DRIVE, SUITE 200
MCLEAN, VA 22102
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 287-5800

DAVID GLADSTONE
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
GLADSTONE INVESTMENT CORPORATION
1521 WESTBRANCH DRIVE, SUITE 200
MCLEAN, VIRGINIA 22102
(Name and address of agent for service)

COPIES TO:

THOMAS R. SALLEY, ESQ.
DARREN K. DESTEFANO, ESQ.
CHRISTINA L. NOVAK, ESQ.
COOLEY GODWARD KRONISH LLP
ONE FREEDOM SQUARE
RESTON TOWN CENTER
11951 FREEDOM DRIVE
RESTON, VIRGINIA 20190
(703) 456-8000
(703) 456-8100 (facsimile)

Approximate date of proposed public offering:  From time to time after the effective date of this registration statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☑

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

	Proposed Maximum
	Aggregate Offering	Amount of
Title of Securities Being Registered	Price	Registration Fee
Common Stock, $0.001 par value per share; Preferred Stock, $0.001 par value per share; and Debt Securities	$100,000,000	$10,700
Total	$100,000,000	$10,700

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 16, 2006

PROSPECTUS

GLADSTONE INVESTMENT CORPORATION

$100,000,000

COMMON STOCK
PREFERRED STOCK
DEBT SECURITIES

We may offer, from time to time, up to $100,000,000 aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, or debt securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock, the offering price per share by us less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market under the symbol “GAIN.” As of October 10, 2006, the last reported sales price for our common stock was $14.96.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 9. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The Securities being offered have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

, 2006

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred. Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “Gladstone Investment” refer to Gladstone Investment Corporation; “GMC” refers to Gladstone Management Corporation; “Gladstone Administration” refers to Gladstone Administration, LLC; and “Gladstone Companies” refers to GMC and its affiliated companies.

GLADSTONE INVESTMENT CORPORATION

Gladstone Investment Corporation

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005 we completed an initial public offering and commenced operations. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We may also invest in senior secured loans in connection with buyout transactions, common stock and, from time to time, we may also invest in senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company under the Investment Company Act of 1940 as amended, which we refer to in this prospectus as the 1940 Act.

Our primary investment focuses are situations involving buyouts and recapitalizations of small and mid-sized companies with established management teams. We expect that our investments will generally range between $10 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes. We intend to invest either by ourselves or jointly with other buyout funds, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were to be investing alone.

Our Investment Adviser

Our affiliate, GMC, is our investment adviser and is led by a management team which has extensive experience in our lines of business. GMC is controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone is also the chairman and chief executive officer of GMC. Terry Lee Brubaker, our vice chairman, chief operating officer, secretary and director, is a member of the board of directors of GMC and its vice chairman and chief operating officer. George Stelljes III, our president, chief investment officer and director, is a member of the board of directors of GMC and its president and chief investment officer. Harry Brill, our chief financial officer, is the chief financial officer of GMC.

GMC also provides investment advisory and administrative services to our affiliates Gladstone Commercial Corporation, a publicly traded real estate investment trust; Gladstone Capital Corporation, a publicly traded business development company; and Gladstone Land Corporation, an agricultural real estate company owned by Mr. Gladstone. All of our directors and executive officers serve as either directors or executive officers, or both, of Gladstone Commercial Corporation and Gladstone Capital Corporation. In the future, GMC may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

We have been externally managed by GMC pursuant to an investment advisory and management agreement since our inception. GMC was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. GMC is headquartered in McLean, Virginia, a suburb of Washington, DC, and has offices in New York, New York, Chicago, Illinois, Pittsburgh, Pennsylvania, Morristown, New Jersey, Lexington, Kentucky and Dallas, Texas.

Our Investment Strategy

We seek to achieve returns from current income and capital gains from senior subordinated and mezzanine debt, as well as preferred stock and warrants to purchase common stock, representing controlling investments that we make in connection with buyouts and recapitalizations of small and mid-sized companies. We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering the returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed upon formula. We believe that mezzanine loans offer an attractive investment opportunity based upon their historic returns and resilience during economic downturns.

THE OFFERING

We may offer, from time to time, up to $100,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of the offering of our common stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

The Nasdaq Global Select Market Symbol	GAIN

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include buyouts and recapitalizations of small and mid-sized companies in accordance with our investment objectives, repayment of indebtedness that we may have in the future and other general corporate purposes. See “Use of Proceeds.”

Dividends and Distribution	We have paid monthly dividends to the holders of our common stock and generally intend to continue to do so. The amount of the monthly dividends is determined by our board of directors on a quarterly basis and is based on our estimate of our investment company taxable income and net short-term taxable capital gains. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms.

Taxation	We intend to continue to elect to be treated for federal income tax purposes as a regulated investment company, which we refer to as a RIC. Accordingly, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Price Range of Common Stock and Distributions.”

Trading at a Discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Certain Anti-Takeover Provisions	Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Delaware law and other measures we have adopted. See “Certain Provisions of Delaware Law and of our Certificate of Incorporation and Bylaws.”

Dividend Reinvestment Plan	We have a dividend reinvestment plan for our stockholders. This is an “opt in” dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Management Arrangements	GMC serves as our investment adviser, and Gladstone Administration serves serve as our administrator. We have entered into a license agreement with GMC, pursuant to which GMC has agreed to grant us a non-exclusive license to use the name “Gladstone” and the Diamond G logo. For a description of GMC, Gladstone Administration, the Gladstone Companies and our contractual arrangements with these companies, see “Management — Investment Advisory and Management Agreement,” “Management — Administration Agreement” and “Management — License Agreement.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Investment,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Investment.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—%
Dividend reinvestment plan expenses	None	(1)
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.00	%(2)
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00	%(3)
Interest payments on borrowed funds	None	(4)
Other expenses	0.21	%(5)
Total annual expenses (estimated)	2.21	%(2)(5)

(1)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.

(2)	Our base management fee is based on our gross assets. Gross assets are defined as total assets of Gladstone Investment, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. However, until December 31, 2006 the base management fee calculation will exclude uninvested cash proceeds of our initial public offering, resulting in a lower fee than indicated by the examples set forth herein. See “Management — Investment Advisory and Management Agreement” and footnote 3 below.

(3)	Until December 31, 2006, the base management fee calculation will exclude uninvested cash proceeds of our initial public offering, resulting in a lower fee than indicated by the examples set forth herein. The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee will be payable quarterly in arrears, and will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide GMC with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 2 above). The capital gains-based incentive fee will equal 20% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and will be payable at the end of each fiscal year commencing on March 31, 2006.

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% − 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% − 1.75%)) + (20%× (2.30% − 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% − 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management — Investment Advisory and Management Agreement.”

(4)	Although we currently do not have any indebtedness, in the future, we do expect to use debt to finance a portion of our investments.

Assuming we borrowed for investment purposes an amount equal to 40% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 5.5%, our total annual expenses (estimated as a percentage of net assets) would be as follows:

Management fees	3.33%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00%
Interest payments on borrowed funds	3.67%
Other expenses (including expenses under administration agreement)	0.21%
Total annual expenses (estimated)	7.21%

(5)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by Gladstone Administration in performing its obligations under the administration agreement. See “Management — Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that securities to which this prospectus related are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$22.42	$69.16	$118.54	$254.55

While the example assumes, as required by the Securities and Exchange Commission, which we refer to as the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The two-part incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

CONSOLIDATED SUMMARY FINANCIAL DATA
(in thousands, except per share data)

The following table summarizes our consolidated financial data. The summary financial data as of March 31, 2006 and for the period June 22, 2005 (commencement of operations) to March 31, 2006 is derived from our audited consolidated financial statements included in this prospectus. The summary financial data as of June 30, 2005 and for the period June 22, 2005 (commencement of operations) to June 30, 2005 and as of and for the three months ended June 30, 2006 are derived from our unaudited consolidated financial statements included in this prospectus. You should read this data together with our consolidated financial statements and notes thereto presented elsewhere in this prospectus and the information under “Consolidated Selected Financial Data” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

		For the Period	For the Period
		June 22, 2005	June 22, 2005
	For the Three	(Commencement	(Commencement
	Months Ended	of Operations) to	of Operations) to
	June 30, 2006	June 30, 2005	March 31, 2006
	(Unaudited)	(Unaudited)

Total Investment Income	$3,863,438	$48,198	$7,370,856
Total Expenses	1,282,274	28,398	1,486,958
Net Investment Income (Loss)	2,581,164	19,800	5,883,898
Net Gain on Investments	(1,304,116)	—	170,399

Net Increase in Net Assets Resulting from Operations	$1,277,048	$19,800	$6,054,297

Per Share Data:
Net Increase in Net Assets Resulting from Operations:
Basic & Diluted	$0.08	$—	$0.37
Cash Distributions Declared per Share	$0.21	$—	$0.39
Statement of Assets and Liabilities Data:
Total Assets	$228,699,044	$200,628,803	$230,323,807
Total Net Assets	$227,641,124	$200,137,980	$229,841,697
Other Data:
Number of Portfolio Companies at Period End	27	—	22
New Investments	$33,665,549	$—	$160,646,470
Proceeds from Loan Repayments and Investments Sold	$16,425,949	—	$7,381,468
Total Return(1)	2.13%	0.33%	3.39%
Weighted Average Yield on Investments(2)	8.77%	0.00%	7.02%

(1)	Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value.

(2)	Weighted average yield on investments equals interest income on investments divided by the annualized weighted average investment balance throughout the year.

ADDITIONAL INFORMATION

We have filed with the SEC, a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto, contained in the registration statement.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on The Nasdaq Global Select Market and our corporate website is located at http://www.gladstoneinvestment.com. The information contained on, or accessible through, our website is not a part of this prospectus.

We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our stockholders annual reports, which registered include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Experts.”

RISK FACTORS

You should carefully consider the risks described below and all other information provided and incorporated by reference in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities could decline, and you may lose all or part of your investment.

We are a new company with limited operating history.

We were incorporated in Delaware on February 18, 2005. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially. Due to our need to rapidly invest the proceeds of our initial public offering, the majority of our investments are currently in senior secured loans, which earn yields substantially lower than the interest income that we anticipate receiving with respect to investments in subordinated debt, mezzanine debt, preferred stock and other types of investments we intend to make in the future. Consequently, our dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested.

We have invested in a limited number of portfolio companies.

A consequence of a limited number of investments is that the aggregate returns that we realize may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial write-down of any one investment. Beyond our regulatory and income tax guidelines, we do not have stringent fixed guidelines for industry diversification, and investments could potentially be concentrated in relatively few industries.

We are dependent upon our key management personnel and the key management personnel of GMC, particularly David Gladstone, George Stelljes III and Terry Lee Brubaker, and on the continued operations of GMC, for our future success.

We have no employees. Our chief executive officer, chief operating officer, chief investment officer and chief financial officer, and the employees of GMC, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, George Stelljes III and Terry Lee Brubaker in this regard. Our executive officers and the employees of GMC allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on GMC, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of GMC’s operations or termination of the investment advisory agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon GMC and that discontinuation of its operations could have a material adverse effect on our ability to achieve our investment objectives.

Our strategy of investing primarily in small and mid-size privately held portfolio companies presents certain challenges, including the lack of available information about these companies, and may be risky; you could lose all or part of your investment.

We intend to continue to invest primarily in small and mid-size privately held companies. Investing in small and mid-sized companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us collecting on any guarantees we may have obtained in connection with our investment;

•	these companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•	these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion, or maintain their competitive positions. In addition, our executive officers, directors, and GMC may, in the ordinary course of business, be named as defendants in litigation arising from our investments in these portfolio companies.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to make interest or principal payments on our loans during these periods. Therefore, our under-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and could harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the maturity of its senior and other loans and foreclosure on its assets pledged as collateral for such loans, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to be forced to seek bankruptcy protection, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holdings and subordinate all or a portion of our claim to those of other creditors.

We intend to invest primarily in privately-held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of GMC’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could have a material adverse affect on our investment returns.

Because the loans we make and equity securities we receive when we make loans are not publicly traded, there will be uncertainty regarding the value of our privately held securities that could adversely affect our determination of our net asset value.

A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our board of directors has established a valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of many of our debt securities rely on the opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc., which we refer to as SPSE. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and SPSE may decline to make requested evaluations for any reason in its sole discretion.

However, to date, SPSE has accepted each of our requests for evaluation. Our procedures also include provisions whereby GMC will establish the fair value of any equity securities we may hold where SPSE is unable to provide evaluations. The types of factors that may be considered in determining the fair value of our debt and equity investments include the nature and realizable value of any collateral, the portfolio company’s earnings and cash flows and its ability to make payments on its obligations, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, and other relevant factors. Because such valuations, particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that might have resulted from a readily available market for these securities.

In the future, we anticipate that a substantial portion of our assets may consist of equity securities that are valued based on internal assessment, using our own, board of directors’ approved valuation methods, without the input of SPSE or any other third-party evaluator. We believe that our equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities. However, determination of fair value for securities that are not publicly traded, whether or not we use the recommendations of an independent third party evaluator, necessarily involves the exercise of subjective judgment. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity of our privately held investments may adversely affect our business.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of these securities will be subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize substantial book losses upon liquidation. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, GMC, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

We will typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

Our strategy includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which will subject us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees, maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments which would likely harm our operating results and financial condition

Our portfolio companies are likely to have debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in subordinated debt, mezzanine debt and preferred and common equity securities issued by our portfolio companies in connection with buyouts or recapitalizations of these companies. Portfolio companies undergoing these types of transactions usually will have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution with respect to our investment. After repaying its senior creditors, our portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities.

Therefore, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree, and the management of such company, as representatives of the holders of their equity securities, may take risks or otherwise act in ways that do not serve our interests as debt investors.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us for investments in small and mid-sized companies. We compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. The competitive pressures we face could have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure. If we match our competitors’ pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our incentive fee may induce GMC to make speculative investments.

The incentive fee payable by us to GMC may create an incentive for GMC to make investments on our behalf that are more speculative than GMC would make in the absence of such compensation arrangement. The way in which the incentive fee payable to GMC is determined, which is calculated as a percentage of the return on invested capital, may encourage GMC to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage carries with it the risk of our default on our debt obligations, which could result in premature sale or liquidation of our assets and otherwise adversely affect the holders of our common stock. In addition, GMC receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, GMC may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. Moreover, once an incentive fee on capital gains has been paid to GMC, it is not subject to being returned in the event we realize capital losses in the future.

The incentive fee payable by us to GMC also may create an incentive for GMC to invest on our behalf in instruments, such as zero coupon bonds, that may be higher yielding but may have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the term. The income-based portion of our net investment that is used to calculate the income portion of our investment fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in any zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on any such bonds until their maturity dates. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the officers and directors of our investment adviser, GMC, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of GMC, Gladstone Capital and Gladstone Commercial. In addition, Mr. Brubaker, our vice chairman, chief operating officer and secretary is either the vice chairman or president, and the chief operating officer and secretary of GMC, Gladstone Capital and Gladstone Commercial. Mr. Stelljes, our president and chief investment officer, is also either the president or executive vice president, and the chief investment officer, of GMC, Gladstone Capital and Gladstone Commercial. Moreover, GMC may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with those of the Company and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by the Company. While GMC generally has broad authority to make investments on behalf of the investment vehicles that it advises, GMC has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the our Gladstone affiliate with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of GMC may face conflicts in the allocation of investment opportunities to other entities managed by GMC. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other members of the Gladstone Companies or investment funds managed by investment managers affiliated with GMC.

In certain circumstances, we may co-invest in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our board of directors. As of June 30, 2006, our board of directors has approved the following types of co-investment transactions:

•	Our affiliate, Gladstone Commercial, may purchase property from or lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria or owns real estate that meets the lease underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours. However, if Gladstone Commercial provides a lease to a current or prospective portfolio company of ours, it is likely that there will be a conflict of interest in connection with such a transaction. There is a risk that, for Gladstone Commercial to provide a lease to a portfolio company, there could be situations where we enter into a transaction that is riskier than we would customarily make in order to enable Gladstone Commercial, or another affiliate, to provide the lease portion of the financing; this carries a greater risk of default. If any of these risks were to materialize, it could have a material adverse effect on our ability to generate cash flow to make distributions to stockholders.

•	We may invest simultaneously with our affiliate Gladstone Capital in senior syndicated loans.

In this regard, GMC has implemented allocation procedures designed to ensure the fair and equitable treatment of all clients.

Certain of our officers, who are also officers of GMC, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to all shareholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to GMC and will reimburse Gladstone Administration for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of GMC has interests that differ from those of our stockholders, giving rise to a conflict.

GMC will receive a quarterly incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income-based portion of the incentive fee is subject to a quarterly hurdle rate before providing an income incentive fee return to GMC. Because the hurdle rate is fixed and is based in relation to current interest rates, which are currently relatively low on a historical basis, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that GMC will receive an income-based incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite stockholder approval under the 1940 Act, our board of directors may readjust the hurdle rate by amending the investment advisory and management agreement but there can be no guarantee that they would do so.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

Our ability to achieve our investment objectives depends on our ability to grow, which in turn depends on GMC’s ability to identify, invest in, and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of GMC’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us, and our access to financing on acceptable terms. The executive officers of GMC have substantial responsibilities under the investment advisory and management agreement, as well as in connection with their roles as officers of Gladstone Commercial Corporation, Gladstone Capital Corporation, GMC and other entities managed by GMC, which we refer to as the Gladstone Companies. They may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate at which they are able to invest our assets. In order for us to grow, GMC will need to hire, train, supervise, and manage new investment professionals and supporting employees. However, we can offer no assurance that GMC will be able to find and/or hire new investment professionals or supporting employees or that any such employees will contribute to the work of GMC. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Investing in our Securities may involve an above average degree of risk.

The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options, volatility, or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our Securities may not be suitable for someone with a lower tolerance for risk.

The market price of our Securities may fluctuate significantly.

The market price and marketability of our Securities may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•	significant volatility in the market price and trading volume of shares of RICs, business development companies, which we refer to as BDCs, or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of BDC status;

•	loss of RIC status;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

•	departure of key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to our shares or business development companies generally;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

Shares of closed-end investment companies frequently trade at a discount from net asset value.

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our net asset value per share will decline. Although shares of our common stock have historically traded at a premium to net asset value, there can be no guarantee that they will continue to do so.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

There is a risk that stockholders may not receive dividends or that our dividends may not grow over time.

Since our initial public offering, we have distributed at least 90% of our ordinary income and short-term capital gains to our stockholders on a quarterly basis. Our current intention is to continue these distributions to our stockholders. Net realized long-term capital gains may be retained to supplement our equity capital and support the growth of our portfolio, although our board of directors may determine in certain cases to distribute these gains. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions.

We may not realize gains from our equity investments.

When we invest in mezzanine or senior secured loans, we may acquire warrants or other equity securities as well. In addition we may invest in preferred and common stock. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Prepayments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments that we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in government securities, pending their future investment in new debt securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our Securities.

We will be exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments.

Our business plan is dependent upon external financing which may expose us to risks associated with leverage.

Our business will require a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

•	Senior Securities. We intend to issue debt securities, other evidences of indebtedness and possibly preferred stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a business development company, to issue debt securities and preferred stock, to which we refer collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. As a result of issuing senior securities, we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock if we borrow money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if our total assets are not at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders.

•	Common Stock. Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and they may experience dilution. In addition, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

•	Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future we will securitize our loans to generate cash for funding new investments. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and impact our profitability. Moreover, successful securitization of our loan portfolio might expose us to losses as the loans in which we do not plan to sell interests will be those that are riskier and more apt to generate losses.

We may be unable to obtain a credit facility on terms that are acceptable to us.

We will have a continuing need for capital to finance our loans. In order to maintain RIC status, we will be required to distribute to our stockholders at least 90% of our ordinary income and short-term capital gains on an annual basis. Accordingly, such earnings will not be available to fund additional loans. Therefore, we will need to raise additional capital which we expect to finance through a credit facility. A credit facility is an agreement with a bank or other traditional lending institution that would allow us to borrow funds, either through a term loan or a line of credit, to make investments. We can not assure you that we will be able to obtain a credit facility on terms that we find acceptable, if at all. The unavailability of funds from commercial banks or other sources on favorable terms could inhibit the growth of our business and have a material adverse effect on us.

Our expected credit facility will likely impose certain limitations on us.

While there can be no assurance that we will be able to borrow from banks and other financial institutions, we are pursuing a credit facility and expect that we will obtain a credit facility in the near future. The lender or lenders under this credit facility will have fixed dollar claims on our assets that are senior to the claims of our stockholders and thus, will have a preference over our stockholders with respect to our assets. We also expect our credit facility to contain customary default provisiosn such as a minimum net worth amount, a profitability test, a restriction on changing our business and loan quality standards. An event of default under our expected credit facility would likely result, among other things, in termination of further funds available under that facility and an accelerated maturity date for all amounts outstanding under the facility. This would likely disrupt the portfolio companies whose loans we financed through the facility, could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, could reduce our liquidity and cash flow.

If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.

We will be exposed to increased risk of loss if we incur debt to make investments. If we do incur debt, a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use debt. Our ability to pay dividends would be restricted if our asset coverage ratio was not at least 200%, and any amounts that we would use to service our indebtedness would not be available for dividends to our common stockholders. It is likely that any senior debt securities we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, will bear the cost of issuing and servicing such securities. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

Our hedging activities may not fully protect us from adverse changes in exchange rates or interest rates.

While we currently are not engaged in hedging transactions, if we engage in hedging transactions in the future, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against a situation of an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements in currency exchange and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non- U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

If our primary investments are deemed not to be qualifying assets, we could lose our status as a business development company or be precluded from investing according to our current business plan.

If we are to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to each such acquisition, at least 70% of our total assets are qualifying assets. If we acquire mezzanine loans or dividend-paying equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. See “Regulation as a Business Development Company — Qualifying Assets.” This results from the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.

Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System to Regulation T under the Exchange Act, expanded the definition of marginable security to include any non-equity security. These amendments have raised questions as to whether a private company that has outstanding debt securities would qualify as an eligible portfolio company.

We believe that the debt and equity instruments that we expect to make should constitute qualifying assets because the privately held companies in which we invest will generally not, at the time of our investment, have outstanding marginable securities. Until the questions raised by the amendments to Regulation T have been clarified through SEC rulemaking or addressed by legislative, administrative, or judicial action, we intend to treat as qualifying assets only those loans that are not investment grade, do not have a public secondary market, and are issued by a private issuer that does not have outstanding a class of margin-eligible securities at the time of our investment. Likewise, we will treat equity securities issued by a portfolio company as qualifying assets only if such securities are issued by a private company that has no marginable securities outstanding at the time we purchase such securities.

To date, we do not believe that either the SEC or its staff has taken any position with respect to our analysis of the issues discussed above, and neither the SEC nor its staff has indicated that it concurs with our analysis. We intend to adjust our investment focus as needed to comply with and/or take advantage of any future administrative position, judicial decision or legislative action. The SEC has recently proposed amendments to the rules concerning business development companies that would clarify that, among other things, companies that do not have a class of securities listed on an exchange or NASDAQ would be considered eligible portfolio companies.

Further, separate and similar legislation, entitled the “Increased Capital Access for Growing Businesses Act,” has been introduced in both the U.S. House of Representatives and the U.S. Senate. If passed in current form, the legislation would strike the 1940 Act language that ties the definition of eligible portfolio company to whether a company has outstanding marginable securities. In lieu of this language, the legislation would provide that, among other things, companies that do not have a class of securities listed on a national securities exchange would be considered eligible portfolio companies. The legislation introduced in the U.S. House of Representatives, H.R. 436, was passed unanimously and referred to the U.S. Senate Committee on Banking, Housing and Urban Affairs in April 2005. The U.S. Senate bill, S. 1396, was introduced and referred to the U.S. Senate Committee on Banking, Housing and Urban Affairs in July 2005. There can be no guarantee that this legislation will be passed and become effective without substantial amendment, if it becomes effective at all.

Unless and until the proposed rules or legislation described above are adopted or passed , if there were a court ruling or regulatory decision that conflicted with our interpretations, we could lose our status as a business development company or be precluded from investing in the manner described in this prospectus. This in turn could cause us to lose our status as a RIC. Any of these results would have a material adverse effect on our ability to invest in the manner described in this prospectus, on our operating results, financial condition and ability to pay dividends, and on the value of our common stock. See “— Regulations governing our operation as a business development company will affect our ability to and the way in which we raise additional capital.”

Such a ruling or decision also may require us to dispose of investments that we made based on our interpretation of Regulation T. Such dispositions could have a material adverse effect on our stockholders. We may need to dispose of such investments quickly, which would make it difficult to dispose of such investments on favorable terms. In addition, because these types of investments will generally be illiquid, we may have difficulty finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss. See “Risk Factors — The lack of liquidity of our privately held investments may adversely affect our business.”

Regulations governing our operation as a business development company will affect our ability to and the way in which we raise additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Senior securities are defined by the 1940 Act to include bonds, debentures, notes or similar obligations or instruments that are securities and evidence indebtedness and stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock or warrants, options, or rights to acquire our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize certain of our assets to generate cash for funding new investments. Securitization involves our creating a wholly-owned subsidiary and contributing a pool of loans to the subsidiary, which then would deposit the loans to a single purpose trust. The trust would then typically sell a class of investment grade interests to the public, and we would retain a residual portion of the equity in the securitized pool of loans. The declaration of trust for the securitization entity would typically provide for preferential distributions of interest, principal and liquidation proceeds to the holders other than the holder of the residual equity. Accordingly, in a securitization transaction, the residual equity that we would retain would typically bear greater risk than if we held all the loans comprising the securitized pool in their entirety, although we would expect this residual equity portion to be quite small. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy, and decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification.

To maintain our qualification as a RIC, we must meet income source, asset diversification and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create “original issue discount,” which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see “Material U.S. Federal Tax Considerations — Taxation of the Company.”

Provisions of the Delaware General Corporation Law and of our certificate of incorporation and bylaws could restrict a change in control and have an adverse impact on the price of our common stock.

We are subject to provisions of the Delaware corporation law that, in general, prohibit any business combination with a beneficial owner of 15% or more of our common stock for three years unless the holder’s acquisition of our stock was either approved in advance by our board of directors or ratified by the board of directors and stockholders owning two-thirds of our outstanding stock not owned by the acquiring holder. Although we believe these provisions collectively provide for an opportunity to receive higher bids by requiring potential acquirers to negotiate with our board of directors, they would apply even if the offer may be considered beneficial by some stockholders.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to induce the issuance of additional shares of our stock. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

We could face losses and potential liability if intrusions, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology.

Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained or incorporated by reference in this prospectus or any accompanying prospectus summary, other than historical facts, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) our future operating results as we are a company with a limited operating history; (2) the loss of one or more of our executive officers, in particular, David Gladstone, Terry Lee Brubaker, or George Stelljes III; (3) the impact of the investments that we make and the ability of these investments to achieve their objectives; (4) our contractual relationships with third parties; (5) the adequacy of our cash resources and working capital; (6) our ability to obtain future financing, if at all; and (7) those other factors listed under the caption “Risk Factors” of this prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus.

USE OF PROCEEDS

Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes, which may include buyouts and recapitalizations of small and mid-sized companies in accordance with our investment objectives, repayment of indebtedness outstanding from time to time and other general corporate purposes. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends, a minimum of 90% of our ordinary income and short-term capital gains, if any, on a monthly basis to our stockholders. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each dividend when declared while the actual tax characteristics of dividends are reported annually to each stockholder on Form 1099 DIV. All of our dividends declared through December 31, 2005 have been distributions of ordinary income for tax purposes and all subsequent dividends declared through September 29, 2006 are anticipated to also be a distribution of ordinary income for tax purposes, based on generally accepted accounting principles in the United States, which we refer to as GAAP. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our Dividend Reinvestment Plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our Dividend Reinvestment Plan on the stockholder’s behalf. See “Risk Factors — We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification”; “Dividend Reinvestment Plan”; and “Business — Taxation of the Company.”

Our common stock is quoted on The Nasdaq Global Select Market under the symbol “GAIN.” We completed the initial public offering of our common stock in June 2005 at a price of $15.00 per share. Prior to such date there was no public market for our common stock. Our common stock has historically traded at prices both above and below its net asset value. There can be no assurance, however, that any premium to net asset value will be maintained. As of September 30, 2006, we had 33 stockholders of record.

The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market (for periods prior to July 1, 2006, the Nasdaq National Market) and the dividends declared by us for the period from June 22, 2005, when public trading of our common stock commenced pursuant to our initial public offering, through October 10, 2006.

BID PRICE

					Premium	Premium
					(Discount)	(Discount)
	Net Asset				of Low	of High
	Value per			Dividend	Sales Price to	Sales Price to
	Share(1)	High	Low	Declared	Net Asset Value	Net Asset Value

2005
Second Quarter (beginning June 22, 2005)	$13.93	$16.10	$14.68	$0.06	5.38%	15.58%
Third Quarter	$13.91	$14.96	$13.43	$0.12	(3.45)%	7.55%
Fourth Quarter	$13.88	$15.25	$13.84	$0.21	(0.29)%	9.87%
2006
First Quarter	$13.75	$15.01	$13.56	$0.21	(1.38)%	9.16%
Second Quarter	$ *	$14.82	$13.50	$0.21	* %	* %
Third Quarter (until October 10, 2006)	$ *	$14.96	$14.46	$0.21	* %	* %

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. The net asset values shown are based on outstanding shares at the end of each period.

*	To be filed by amendment.

CONSOLIDATED SELECTED FINANCIAL DATA
(in thousands, except per share data)

The selected financial data as of March 31, 2006 and for the period June 22, 2005 (commencement of operations) to March 31, 2006 is derived from our audited consolidated financial statements included in this prospectus. The selected financial data as of June 30, 2005 and for the period June 22, 2005 (commencement of operations) to June 30, 2005 and as of and for the three months ended June 30, 2006 are derived from our unaudited consolidated financial statements included in this prospectus. You should read this data together with our consolidated financial statements and notes thereto presented elsewhere in this prospectus and the information under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

		For the Period	For the Period
		June 22, 2005	June 22, 2005
	For the Three	(Commencement	(Commencement
	Months Ended	of Operations) to	of Operations) to
	June 30, 2006	June 30, 2005	March 31, 2006
	(Unaudited)	(Unaudited)

Total Investment Income	$3,863,438	48,198	7,370,856
Total Expenses	1,282,274	28,398	1,486,958
Net Investment Income (Loss)	2,581,164	19,800	5,883,898
Net Gain on Investments	(1,304,116)	—	170,399
Net Increase in Net Assets Resulting from Operations	1,277,048	19,800	6,054,297
Per Share Data:
Net Increase in Net Assets Resulting from Operations:
Basic & Diluted	0.08	—	0.37
Cash Distributions Declared per Share	0.21	—	0.39
Statement of Assets and Liabilities Data:
Total Assets	228,699,044	200,628,803	230,323,807
Total Net Assets	227,641,124	200,137,980	229,841,697
Other Data:
Number of Portfolio Companies at Period End	27	—	22
New Investments	33,665,549	—	160,646,470
Proceeds from Loan Repayments and Investments Sold	16,425,949	—	7,381,468
Total Return(1)	2.13%	0.33%	3.39%
Weighted Average Yield on Investments(2)	8.77%	0.00%	7.02%

(1)	Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value.

(2)	Weighted average yield on investments equals interest income on investments divided by the annualized weighted average investment balance throughout the year.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATION

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto contained elsewhere herein.

OVERVIEW

We were incorporated under the General Corporation Law of the State of Delaware on February 18, 2005. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and recapitalizations. We also may invest in common stock and from time to time, we also may invest in senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act.

Our primary investment focuses are situations involving buyouts and recapitalizations of small and mid-sized companies with established management teams. We expect that our investments will generally range between $10 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes. We intend to invest either by ourselves or jointly with other buyout funds, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were to be investing alone.

We initially have invested some of the proceeds of our initial public offering in senior secured syndicated loans, since these investments typically may be made more quickly than investments in companies undergoing a buyout or recapitalization. We have employed this strategy in order to more quickly invest our initial capital to generate current income. Senior secured syndicated loans typically involve a number of banks or other financial institutions and are generally more marketable than loans that are not syndicated. We believe we will be able to sell our interests in senior secured syndicated loans and reinvest the proceeds in subordinated debt, mezzanine debt, preferred stock and other higher yielding investments when such investment opportunities are available. In order to invest in certain senior secured syndicated loans, we may have to purchase these investments at a premium, or in some instances, at a discount. We will amortize these premiums or discounts over the contractual life of the investment. In the event that an investment is sold prior to its contractual maturity date, we would recognize a loss on any unamortized premium or a gain on any unamortized discount. While our portfolio consists primarily of senior secured loans, over time we expect that it will consist primarily of subordinated debt, mezzanine debt and preferred stock. As of June 30, 2006, we have acquired interests in 24 such syndicated loans in the aggregate principal amount, net of any repayments, of approximately $113.3 million. We are currently pursuing a line of credit from a bank (or group of banks) that would permit us to hold some or all of the senior syndicated loans that we have purchased. If we are successful in obtaining a line of credit we intend to use the line of credit to borrow funds to facilitate financing of future investments. We anticipate that the line of credit will be at a variable interest rate below the average variable interest rate of our senior syndicated loans.

Through June 30, 2006, we have invested approximately $43.5 million in revolving credit facilities, senior and subordinated debt of three portfolio companies, including borrowings under revolving credit facilities. In addition, through June 30, 2006 we have invested approximately $12.8 million in preferred and common equity of those companies. These investments are the result of buyout and recapitalization transactions and represent our primary investment focus. We intend to continue to invest in such investments using the remaining proceeds from our initial public offering and by the potential future sale of our existing senior syndicated loans, however, from time to time we may continue to invest in syndicated loans. A summary of these investments for the period June 22, 2005 (commencement of operations) to June 30, 2006 is as follows:

•	$15.7 million in Quench Holdings Corporation, including senior debt of $4.0 million, subordinated debt of $8.0 million, a revolving credit facility of $2.0 million, of which $1.6 million was undrawn as of June 30, 2006 and $3.3 million of common equity;

•	$34.1 million in Chase II Holdings Corporation, including senior debt of $20.9 million, subordinated debt of $6.1 million, a revolving credit facility of $0.5 million that was undrawn as of June 30, 2006, redeemable preferred stock of $7.0 million and common stock of $0.1 million; and

•	$6.5 million in Hailey Transport Corporation, including $4.0 million of senior subordinated debt and $2.5 million of common equity.

Certain loan investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at the end of the term. This interest is called “paid in kind” interest or PIK. We will generally seek investments that do not generate PIK interest as we have to pay out this accrued interest as dividends to our stockholders and we may have to borrow money or raise additional capital in order to meet the tax test for RICs by having to pay out at least 90% of our income. As of June 30, 2006, none of our investments bear PIK interest.

We may also encounter “original issue discount” income, or OID income, which arises when an investor simultaneously purchases a warrant and a note from a company. This transaction requires an allocation of a portion of the purchase price to the warrant and reduces the note by the same amount. This would cause us to have to record the note as if we paid less than the face amount of the note and, therefore, we would have to amortize the OID over the life of the loan. This would create income that would be required to be paid out as dividends to our stockholders in accordance with the tax test for RICs to pay out at least 90% of our income. We will seek to purchase warrants from the issuer at fair market value in order to avoid OID income.

In addition, as a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. We provide these services through GMC, who provides these services on our behalf through its officers who are also our officers. If a portfolio company is charged for managerial assistance then GMC will credit all such non-managerial assistance fees against the base management fee. In addition, GMC provides other non-managerial assistance services to our portfolio companies, for which it receives fees, in connection with our investments. These fees are generally non-recurring, however in some instances they may have a recurring component which is also paid to GMC. One half of any such non-recurring fees received by GMC are credited against the base management advisory fee payable to GMC pursuant to the terms of our investment advisory and management agreement, which has the effect of reducing our expenses to the extent of any such fees received by GMC. The specific non-managerial assistance services GMC may provide vary by portfolio company, and include a wide variety of services such as investment banking services, arranging bank financing, arranging equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing loans, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel.

In the event that we expend significant effort in considering and negotiating a potential investment that ultimately is not consummated, we generally will seek reimbursement from the proposed borrower for our reasonable expenses incurred in connection with the proposed transaction. Any amounts collected for expenses incurred by GMC in connection with unconsummated investments will be reimbursed to GMC. Amounts collected for these expenses incurred by us will be reimbursed to us and will be recognized as “other income” in the period in which such reimbursement is received. Also, in the event that we have incurred significant legal fees in connection with the transaction, we will typically seek reimbursement for these expenses from the proposed borrower. However, there can be no guarantee that we will be successful in collecting any such reimbursements.

Our Investment Adviser

Our affiliate, GMC, is our investment adviser and is led by a management team which has extensive experience in our lines of business. GMC is controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone is also the chairman and chief executive officer of GMC. Terry Lee Brubaker, our vice chairman, chief operating officer, secretary and director, is a member of the board of directors of GMC and is its vice chairman and chief operating officer. George Stelljes III, our president, chief investment officer and director, is a member of the board of directors of GMC and is its president and chief investment officer. Harry Brill, our chief financial officer, is the chief financial officer of GMC.

GMC also provides investment advisory and administrative services to our affiliates Gladstone Commercial Corporation, a publicly traded real estate investment trust; Gladstone Capital Corporation, a publicly traded registered investment company; and Gladstone Land Corporation, an agricultural real estate company owned by Mr. Gladstone. All of our directors and executive officers serve as either directors or executive officers, or both, of Gladstone Commercial Corporation and Gladstone Capital Corporation. In the future, GMC may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

We have been externally managed by GMC pursuant to an investment advisory and administrative agreement since our inception. GMC was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the 1940 Act. GMC is headquartered in McLean, Virginia, a suburb of Washington, DC, and has offices in New York, New York, Chicago, Illinois, Pittsburgh, Pennsylvania, Morristown, New Jersey, Lexington, Kentucky and Dallas, Texas.

Investment Advisory and Management Agreement

Pursuant to the advisory agreement with GMC we pay GMC a fee, as compensation for its services, consisting of a base management fee and an incentive fee.

Base Management Fee.  The base management fee is assessed at an annual rate of 2% computed on the basis of the average value of our gross invested assets at the end of the two most recently completed quarters, which are total assets less the cash proceeds and cash and cash equivalent investments from the proceeds of our initial public offering that are not invested in debt and equity securities of portfolio companies. Through June 30, 2006, the base management fee was computed and payable quarterly. Beginning in periods subsequent to December 31, 2006, the base management fee will be assessed at an annual rate of 2% computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This calculation was originally scheduled to begin in periods after March 31, 2006; however, on April 11, 2006 and July 11, 2006, our board of directors accepted voluntary waivers from GMC that allowed the current calculation of the base management fee to be effective through June 30, 2006 and September 30, 2006, respectively. Further, on October 10, 2006, our board of directors accepted another voluntary waiver from GMC that will allow the current calculation of the base management fee to be effective through December 31, 2006. When GMC also receives fees from our portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, one half of these fees will be credited against the base management fee that we would otherwise be required to pay to GMC.

Incentive Fee.  The incentive fee consists of an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, and any other income, including any other fees (other than fees for providing managerial assistance) such as commitment, origination, structuring, diligence and consulting fees, and other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, operating expenses that we pay directly, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as securities issued with original issue discount, debt instruments with payment-in-kind interest, and zero coupon securities), accrued income that we have not yet received in cash. Thus, if we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets or borrow money in order to do so. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% of our net assets per quarter (7% annualized). For this purpose, “net assets” means total assets less total liabilities. Because the hurdle rate is fixed and has been based on current interest rates, which are at historically low levels, if interest rates increase, it would become easier for investment income to exceed the hurdle rate and, as a result, more likely that GMC will receive an income-based incentive fee than if interest rates on our investments remained constant. On the other hand, if interest rates rise, there will be greater risk that small and medium-sized businesses cannot make payments, which risk may result in fewer opportunities to make safe investments. Our net investment income used to calculate this income-based portion of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. We will pay GMC an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (1.75%) (7% annualized);

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125% of the hurdle rate (2.1875%) in any calendar quarter (8.75% annualized). We refer to this portion of the income-based incentive fee as the “catch-up.” The “catch-up” provision is intended to provide GMC with an incentive fee of 20% on all of our pre-incentive fee investment income up to 125% of the quarterly hurdle rate once the hurdle rate has been surpassed; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125% of the quarterly hurdle rate (2.1875%) in any calendar quarter (8.75% annualized).

The foregoing calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases made during the current quarter.

The capital gains incentive fee will be determined and payable annually in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on March 31, 2006, and will equal 20% of our realized capital gains for the fiscal year ending March 31, if any, computed net of all realized capital losses, and unrealized capital depreciation at the end of each fiscal year. In determining the capital gains incentive fee payable to GMC, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, will equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses will equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that will serve as the basis for our calculation of the capital gains incentive fee will equal the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year will be equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred a loss in that quarter due to realized or unrealized losses on our investments. In addition, if incentive fees are paid in respect of income that is accrued but never collected by us, GMC will have no obligation to reimburse such fees to us.

Administration Agreement

We have entered into an administration agreement with Gladstone Administration, LLC, which we refer to as Gladstone Administration, a wholly owned subsidiary of GMC, which is controlled by our chairman and chief executive officer. Pursuant to the administration agreement, Gladstone Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and performs, or oversees the performance of our required administrative services. Such required administrative services include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

The administration agreement requires us to reimburse Gladstone Administration for the performance of its obligations under the administration agreement based upon our allocable portion of Gladstone Administration’s overhead, including, but not limited to, rent and our allocable portion of the salaries and benefits of our chief financial officer, chief compliance officer, controller and their respective staffs. Our allocable portion of expenses is derived by multiplying Gladstone Administration’s total expenses by the percentage of our average total assets (the total assets at the beginning and ending of each quarter) in comparison to the average total assets of all companies managed by GMC.

Our Investment Strategy

We seek to achieve returns from current income and capital gains from senior, subordinated and mezzanine debt, as well as preferred stock and warrants to purchase common stock, representing controlling investments that we make in connection with buyouts and recapitalizations of small and mid-sized companies. We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering the returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula. We believe that mezzanine loans offer an alternative investment opportunity based upon their historic returns and resilience during economic downturns.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States, which we refer to as GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates. Our accounting policies are more fully described in the “Notes to Financial Statements” contained elsewhere in this report. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

General Valuation Policy:  Using procedures established by our board of directors, we value our investment portfolio each quarter. We carry our investments at fair value, as determined in good faith by or under the direction of our board of directors. Securities that are publicly traded, if any, are valued at the closing price of the exchange or securities market on which they are listed on the valuation date. Securities that are not traded on a public exchange or securities market, but for which a limited market exists and that have been rated by a nationally recognized statistical rating organizations, which we refer to as a NRSRO, (such as certain participations in syndicated loans) are valued at the indicative bid price offered by the syndication agent on the valuation date.

Debt and equity securities that are not publicly traded, for which a limited market does not exist, or for which a limited market exists but that have not been rated by a NRSRO (or for which we have various degrees of trading restrictions) are valued at fair value as determined in good faith by or under the direction of our board of directors. In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes the amortized OID and PIK interest, if any. We then apply the methods set out below in “Valuation Methods.” Members of GMC’s portfolio management team prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. These individuals also consult with portfolio company senior management and ownership to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development, and other operational issues. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

At June 30, 2006, we engaged SPSE to submit opinions of value for seven of our loan securities. We request that SPSE also evaluate and assign values to success fees (conditional interest included in some loan securities) when we determine that the probability of receiving a success fee on a given loan is above 6-8%, a threshold of significance. Upon completing our collection of data with respect to the investments (including the information described under “Credit Information,” the risk ratings of the loans described under “Loan Grading and Risk Rating” and the factors described under “Valuation Methods”), this valuation data is presented to SPSE. SPSE makes its independent assessment of the data that we have assembled and assesses its own data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE’s best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

SPSE opinions of value are submitted to our board of directors along with GMC’s supplemental assessment and recommendation regarding valuation of each of these investments. GMC generally accepts the opinion of value given by SPSE, however in certain limited circumstances, such as when GMC may learn new information regarding an investment between the time of submission to SPSE and the date of the board assessment, GMC’s conclusions as to value may differ from the opinion of value given by SPSE. Our board of directors then reviews whether GMC has followed its established procedures for determinations of fair value, and votes to accept or not accept the recommended valuation of our investment portfolio. At the July 11, 2006 meeting of the board of directors, GMC and our management recommended, and the board of directors elected to accept, the opinions of value given by SPSE on the seven loans in our portfolio as denoted on the Schedule of Investments as of June 30, 2006 in our consolidated financial statements.

Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, management makes its own determination about the value of these investments in accordance with our valuation policy. Because SPSE does not provide values for equity securities, GMC determines the fair value of these investments using valuation policies approved by our board of directors.

Credit Information:  GMC monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We and GMC participate in periodic board meetings of our portfolio companies in which we hold control investments and also require them to provide annual audited and monthly unaudited financial statements. Using these statements and board discussions, GMC calculates and evaluates the credit statistics.

Loan Grading and Risk Rating:  As part of our valuation procedures we risk rate all of our investments in debt securities. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. This system is used to estimate the probability of default on our debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

We seek to have our risk rating system mirror the risk rating systems of major risk rating organizations such as those provided by a NRSRO as defined in Rule 2a-7 under the 1940 Act. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system provides the same risk rating as a NRSRO. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because we have established our system to rate debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be significantly higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of middle market companies do not exceed the grade of BBB on a NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation 10 as the best risk rating which may be equivalent to a BBB from a NRSRO, however, no assurance can be given that a 10 on our scale is equal to a BBB on a NRSRO scale.

	First	Second
Company’s System	NRSRO	NRSRO	Gladstone Investment’s Description(a)

>10	Baa2	BBB	Probability of Default (PD during the next ten years is 4% and the Expected Loss (EL is 1% or less)
10	Baa3	BBB−	PD is 5 and the EL is 1 to 2%
9	Ba1	BB+	PD is 10 and the EL is 2 to 3%
8	Ba2	BB	PD is 16 and the EL is 3 to 4%
7	Ba3	BB−	PD is 17.8 and the EL is 4 to 5%
6	B1	B+	PD is 22.0 and the EL is 5 to 6.5%
5	B2	B	PD is 25 and the EL is 6.5 to 8%
4	B3	B−	PD is 27 and the EL is 8 to 10%
3	Caa1	CCC+	PD is 30 and the EL is 10.0 to 13.3%
2	Caa2	CCC	PD is 35 and the EL is 13.3 to 16.7%
1	Caa3	CC	PD is 65 and the EL is 16.7 to 20%
0	N/a	D	PD is 85 or there is a Payment Default and the EL is greater than 20%

(a)	the default rates set forth are for a ten year term debt security. If the company’s debt security is less than ten years then the probability of default is adjusted to a lower percentage for the shorter period which may move the security higher on the company’s risk rating scale.

The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default. Our policy is to stop accruing interest on an investment if we determine that interest is no longer collectible. At June 30, 2006, no payments were past due on any of our debt securities. Additionally, we do not risk rate our equity securities.

The following table lists the risk ratings for all of the debt securities in our portfolio at June 30, 2006 and March 31, 2006:

Rating	June 30, 2006	March 31, 2006

Average	7.3	7.1
Weighted Average	6.7	6.6
Highest	9	9
Lowest	5	5

Valuation Methods:  We determine the value of publicly-traded debt securities based on the closing price for the security on the exchange or securities market on which it is listed on the valuation date. We value debt securities that are not publicly traded, but for which a limited market for the security exists, such as participations in syndicated loans, at the indicative bid price offered by the syndication agent on the valuation date. At June 30, 2006, none of the debt securities in our portfolio were publicly traded and there was a limited market for 18 debt securities in our portfolio.

Debt securities that are not publicly traded, for which there is no market, or for which there is a market but the securities have not been rated by a NRSRO, we begin with the risk rating designation of the security as described above. Using this risk rating designation, we seek to determine the value of the security as if we intended currently to sell the security. To determine the current sale price of the security, we consider some or all of the following factors:

•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the cost of the security;

•	the size of the security held as it relates to the liquidity of the market for such securities;

•	contractual restrictions on the disposition of the security;

•	pending public offering of the issuer of the security;

•	pending reorganization activity affecting the issuer such as mergers or debt restructuring;

•	reported prices of similar securities of the issuer or comparable issuers;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	recent purchases or sale of a security of the issuer;

•	pricing and sales by other buyers or sellers of similar securities;

•	financial statements of the borrower;

•	reports from portfolio company senior management and ownership;

•	minutes of portfolio company board meetings;

•	the type of security;

•	cost at date of purchase;

•	size of holding;

•	discount from market value of unrestricted securities of the same class at the time of purchase;

•	special reports prepared by analysts;

•	information as to any transactions or offers with respect to the security;

•	existence of merger proposals or tender offers affecting the securities;

•	the collateral;

•	the issuer’s ability to make payments;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards;

•	statistical ratios compared to similar securities; and

•	other pertinent factors.

For those debt securities for which SPSE prepares opinions of value, we provide some or all of the foregoing information to SPSE for its use in preparing such recommendations.

We value convertible debt, equity, success fees or other equity-like securities for which there is a market based on the market prices for such securities, even if that market is not robust. At March 31, 2006 and June 30, 2006 there was no market for any of the equity securities we owned. To value equity securities for which no market exists, we use the same information we would use for a debt security valuation described above, except risk-rating, as well as standard valuation techniques used by major valuation firms to value the equity securities of private companies. These valuation techniques consist of discounted cash flow of the expected sale price in the future, valuation of the securities based on recent sales in comparable transactions, and a review of similar companies that are publicly traded and the market multiple of their equity securities. At March 31, 2006 we had $12.8 million invested, at cost, in equity securities compared to our debt portfolio with a cost basis of $140.5 million. At June 30, 2006 we had $12.8 million invested, at cost, in equity securities compared to our debt portfolio with a cost basis of $157.7 million.

At March 31, 2006 we had total unrealized appreciation of approximately $113,000, which was mainly composed of net unrealized appreciation of our syndicated loan investments. At June 30, 2006 we had total unrealized depreciation of approximately $1.2 million, which was primarily composed of net unrealized depreciation of our syndicated loan investments.

Tax Status

Federal Income Taxes

We currently qualify and intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute to stockholders at least 90% of investment company taxable income, as defined by the Code. In an effort to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year, an amount at least equal the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years.

Revenue Recognition

Interest Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. We will stop accruing interest on investments when it is determined that interest is no longer collectible. Conditional interest, or a success fee, is recorded when earned upon full repayment of a loan investment.

Fee Income

The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies by providing significant guidance and counsel concerning the management, operations, or business objectives and policies of the respective portfolio company. We provide these and other services through GMC. Currently, neither we nor GMC receive fees in connection with managerial assistance. GMC provides managerial assistance to our portfolio companies and currently does not charge for those services. If GMC does charge managerial assistance fees in the future, any such fees will be credited to the base management fee otherwise due to GMC from us under the advisory agreement. However, GMC also receives fees for the other services it provides, and 50% of those fees for other services are credited to the investment advisory fees due to GMC. These other fees are generally non-recurring, are recognized as revenue when earned and are paid directly to GMC by the borrower or potential borrower upon the closing of the investment. The services GMC provides vary by investment, but generally include a wide variety of services to the portfolio companies such as investment banking services, arranging bank financing, arranging equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing loans, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. Any services of this nature subsequent to the closing would generally generate a separate fee at the time of completion which is payable either to us or GMC. From time to time, we are invited to participate as a co-lender in a transaction. In the event that we do not provide significant services in connection with our investment, loan fees paid directly to GMC in such situations are deferred and amortized over the life of the loan.

RESULTS OF OPERATIONS

For the period June 22, 2005 (commencement of operations) to March 31, 2006

Investment Income

Investment income for the period June 22, 2005 (commencement of operations) to March 31, 2006 was $7,370,856 and consisted of interest income on our portfolio investments of $2,705,965, interest income of $4,434,706 from cash and cash equivalents, representing income earned on the investment of the net proceeds of our initial public offering and $230,185 of fee and other income.

The annualized weighted average yield on our portfolio of investments, excluding cash and cash equivalents, was 7.02% for the period June 22, 2005 (commencement of operations) to March 31, 2006.

Operating Expenses

Operating expenses for the period June 22, 2005 (commencement of operations) to March 31, 2006 were $1,486,958.

The administration fee payable to Gladstone Administration was $288,471 for the period June 22, 2005 (commencement of operations) to March 31, 2006. This fee consists of our allocable portion of Gladstone Administration’s rent and other overhead expenses and the allocable portion of the salaries and benefits of our chief financial officer, chief compliance officer, controller and their respective staffs. The allocable portion of our expenses is derived by multiplying Gladstone Administration’s total expenses by the percentage of our average assets (the assets at the beginning and ending of each quarter) in comparison to the average assets of all companies managed by GMC.

The base management fee to GMC was $360,771 for the period June 22, 2005 (commencement of operations) to March 31, 2006. The base management fee is computed monthly as described under “Investment Management and Advisory Agreement.”

The following table sets forth the quarterly computations of the management fee for the three months ended March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005:

	March 31,	December 31,	September 30,	June 30,
	2006	2005	2005	2005

Fee:
Fee assessed based on invested assets	$557,730	$265,522	$92,108	$—

Gross management fee before fee revenue credit	557,730	265,522	92,108	—

Direct Credit to Management Fee:
Fee revenue recorded by GMC:	554,589	—	—	—

Net management fee for the three months ended:	$3,141	$265,522	$92,108	$—

Directors’ fees for the period June 22, 2005 (commencement of operations) to March 31, 2006 were $160,000 and consisted of the amortization of the directors’ annual stipend and individual meeting fees.

Insurance expense for the period June 22, 2005 (commencement of operations) to March 31, 2006 was $184,642 and consisted of the amortization of the directors and officers insurance policy and professional liability policy.

Organizational costs for the period June 22, 2005 (commencement of operations) to March 31, 2006 were $7,002 and consisted of expenses incurred in connection with the preparation of certain administrative agreements.

Professional fees for the period June 22, 2005 (commencement of operations) to March 31, 2006 were $163,369 and primarily consisted of legal fees and audit and accounting fees.

Stockholder related costs for the period June 22, 2005 (commencement of operations) to March 31, 2006 were $89,563 and consisted of the amortization of annual NASDAQ listing fees, transfer agent fees, SEC filing and press release costs.

Interest expense for the period June 22, 2005 (commencement of operations) to March 31, 2006 was $378 and consisted of interest due on a loan payable to affiliate, which was repaid in June 2005.

Taxes and licenses expense for the period June 22, 2005 (commencement of operations) to March 31, 2006 was $195,270 and was comprised of fees surrounding state and regulatory licensing, registration and other corporate filing fees. Of this amount, approximately $185,000 related to franchise taxes to the state of Delaware for calendar year 2005 and the first quarter of calendar year 2006. The maximum franchise tax that will be paid to the state of Delaware for a calendar year is $165,000; however the current fiscal year expense includes franchise tax from our date of incorporation in February 2005 through December 31, 2005, in addition to an accrual of $41,250 for the current 2006 calendar year. We expect that in future periods this amount will remain at $165,000 annually subject to future increases by the state of Delaware.

General and administrative expenses for the period June 22, 2005 (commencement of operations) to March 31, 2006 were $37,492 and consisted of conferences, travel, bank fees and miscellaneous expenses.

Realized and Unrealized Gain (Loss) on Investments

For the period June 22, 2005 (commencement of operations) to March 31, 2006, we recognized an aggregate of $57,431 of realized gains on related to the sale of five loan participations and we recorded net unrealized appreciation of investments in the aggregate amount of $112,968.

Net Increase in Net Assets from Operations

Overall, we realized a net increase in net assets resulting from operations of $6,054,297 for the period June 22, 2005 (commencement of operations) to March 31, 2006. Based on basic and diluted weighted average common shares of 16,391,589 outstanding, our net increase in net assets from operations per basic and diluted weighted average common share for the period June 22, 2005 (commencement of operations) to March 31, 2006 was $0.37.

We do not expect this level of investment income and operating expenses to be indicative of our future operating performance. In particular, we expect investment income to increase in future periods, as compared to the period June 22, 2005 (commencement of operations) to March 31, 2006 as a result of the investment of the net proceeds from the initial public offering and as we make investments in portfolio company securities that we expect will yield a greater return than the cash and cash equivalents in which the vast majority of the net proceeds of our initial public offering are currently invested.

We will continue to incur base management fees which are likely to increase as our investment portfolio grows, and may potentially begin to incur incentive fees. Our administrative expenses payable to Gladstone Administration are also likely to increase during future periods as our average assets increase in comparison to average assets at March 31, 2006 and as the expenses incurred by Gladstone Administration to support our operations increase.

Three months ended June 30, 2006 compared to the period June 22, 2005 (Commencement of operations) to June 30, 2005

Investment Income

Investment income for the three months ended June 30, 2006 was $3,863,438 and consisted of interest income of $3,154,782 on our portfolio of investments and interest income of $708,340 from cash and cash equivalents, representing income earned on the investment of the remaining proceeds of our initial public offering.

Investment income for the period June 22, 2005 (commencement of operations) to June 30, 2005 was $48,198 and consisted solely of interest earned on our cash and cash equivalents that we received from the proceeds of our initial public offering.

The weighted average yield on our portfolio of investments, excluding cash and cash equivalents, was 8.77% for the three months ended June 30, 2006.

Operating Expenses

Operating expenses for the three months ended June 30, 2006 were $1,282,274.

The administration fee payable to Gladstone Administration was $115,389 for the three months ended June 30, 2006 compared to $27,083 for the period June 22, 2005 (commencement of operations) to June 30, 2005. This fee consists of our allocable portion of Gladstone Administration’s rent and other overhead expenses, and our allocable portion of the salaries and benefits of our chief financial officer, chief compliance officer, controller and their respective staffs. Our allocable portion of expenses is derived by multiplying the percentage of our average assets (the assets at the beginning and ending of each quarter) in comparison to the average assets of all companies managed by GMC.

The base management fee to GMC was $801,309 for the three months ended June 30, 2006. The base management fee is currently computed quarterly as described under “Investment Advisory and Management Agreement.” There was no base management fee for the period June 22, 2005 (commencement of operations) to June 30, 2005 as none of the proceeds from our initial public offering were invested during that period.

Directors’ fees for the three months ended June 30, 2006 were $43,250 and consisted of the amortization of the directors’ annual stipend and individual meeting fees. The directors’ fees for the prior year period were not declared until July 2005 and, therefore, no expense was recorded for the period June 22, 2005 (commencement of operations) to June 30, 2005.

Insurance expense for the three months ended June 30, 2006 was $72,611 and consisted of the amortization of the directors and officers insurance policy and professional liability policy. There was no insurance expense for the prior year period as the premiums were not in effect until July 2005.

Professional fees for the three months ended June 30, 2006 were $79,748 and primarily consisted of legal fees and audit and accounting fees. There were no professional fees expensed in the prior period as the legal and accounting fees incurred related to our initial public offering and were capitalized.

Stockholder related costs for the three months ended June 30, 2006 were $93,766 and consisted of the amortization of annual Nasdaq listing fees, transfer agent fees, annual report printing fees, SEC filing fees and press release costs. The $635 of stockholder related costs for the period June 22, 2005 (commencement of operations) to June 30, 2005 consisted solely of press release costs for the respective period.

Interest expense for the period June 22, 2005 (commencement of operations) to June 30, 2005 was $378 and consisted of interest due on a loan payable to affiliate, which was repaid in June 2005.

Taxes and licenses expense for the three months ended June 30, 2006 was $57,107 was primarily comprised of franchise taxes due to the state of Delaware and other fees surrounding state and regulatory licensing, registration and other corporate filing fees.

Other expenses for the three months ended June 30, 2006 were $19,094 and consisted of conferences, travel, bank fees, document custody charges and miscellaneous expenses. Other expenses for the period June 22, 2005 (commencement of operations) to June 30, 2005 were $302 and consisted primarily of bank fees and miscellaneous expenses.

Realized and Unrealized Gain (Loss) on Investments

For the three months ended June 30, 2006, we recognized gains on the sale of four loan participations in the aggregate amount of $3,273 and we recorded net unrealized depreciation of investments in the aggregate amount of $1,307,389.

At March 31, 2006, the fair value of our investment portfolio exceeded the cost basis of our portfolio by approximately $113,000. At June 30, 2006, the fair value of our investment portfolio was less than the cost basis of our portfolio by approximately $1.2 million, representing an overall decrease of approximately $1.3 million. This decrease is primarily the result of the decline in market value of our syndicated loan investments.

Net Increase in Net Assets from Operations

Overall, we realized a net increase in net assets resulting from operations of $1,277,048 for the three months ended June 30, 2006 as a result of the factors discussed above. Based on basic and diluted weighted average common shares of 16,560,100 outstanding, our net increase in net assets from operations per basic and diluted weighted average common share for the three months ended June 30, 2006 was $0.08. Net increase in net assets resulting from operations for the period June 22, 2005 (commencement of operations) to June 30, 2005 was $19,800 and was comprised solely of net investment income for that period.

LIQUIDITY AND CAPITAL RESOURCES

Net cash used in operating activities for the period June 22, 2005 (commencement of operations) to March 31, 2006 was approximately $148.1 million and consisted of the funding of our portfolio investments and their respective principal repayments, net investment income generated from our portfolio and short-term investments, an increase in accounts payable, base management fee and administrative fees payable and accrued expenses offset by an increase in interest receivable and prepaid assets.

Net cash used in operating activities for the three months ended June 30, 2006 was approximately $13.9 million and consisted primarily of the purchase of syndicated loan investments, an increase in interest receivable on our portfolio investments and a decrease in accrued expenses from the prior year end, offset by sales of existing portfolio investments, increases in base management fee and administrative fees payable and unrealized depreciation of our portfolio investments.

A summary of our investment activity from June 22, 2005 (commencement of operations) through June 30, 2006 is as follows:

		Principal
Quarter Ended	New Investments	Repayments	Investments Sold	Gain on Disposal

June 30, 2005	$—	$—	$—	$—
September 30, 2005	40,844,381	333,363	—	—
December 31, 2005	23,376,958	1,043,120	2,000,000	38,056
March 31, 2006	96,425,131	425,054	3,522,500	19,375
June 30, 2006	33,665,549	874,222	15,548,454	3,273

Total	$194,312,019	$2,675,759	$21,070,954	$60,704

The following table summarizes the contractual principal amortization and maturity of our investment portfolio by fiscal year:

Fiscal Year Ended March 31,	Amount

2007	$2,041,291
2008	4,409,693
2009	5,044,633
2010	6,476,665
2011	33,138,630
Thereafter	105,699,984

Total contractual repayments	$156,810,896

Investments in equity securities	$12,778,508
Unamortized premiums on debt securities:	885,136

Total	$170,474,540

Cash provided by financing activities consisted of the net proceeds from the initial public offering of $230,292,203 (which includes $30.1 million of proceeds received in July 2005 in connection with the closing of the underwriters’ over-allotment option and other related offering costs and does not include approximately $48,000 of offering costs incurred prior to fiscal 2006), partially offset by the payment of dividends of $6,458,439 and the repayment of the loan payable to affiliate of $50,000. Our dividends paid of $6,458,439 for the 2006 fiscal year exceeded net investment income (including realized gains) by $517,110. We declared these dividends based on estimates of net investment income for the 2006 fiscal year. For the three months ended June 30, 2006, our dividends paid of $3,477,621 exceeded our net investment income (including realized gains) by $893,184. We declared these dividends based on net investment income for the quarter. Our investment pace continues to be slower than expected entering our second year of operations, and consequently, net investment income was lower than originally anticipated.

In June 2005, we recorded net cash proceeds resulting from our initial public offering of $200,164,544. As a result of the initial public offering and other factors listed above, during the period June 22, 2005 (commencement of operations) to March 31, 2006, cash and cash equivalents increased from $3,636 at the beginning of the period to $75,672,605 at the end of the period. We will continue to use the proceeds from our initial public offering to make investments in syndicated loans, subordinated debt, mezzanine debt, preferred stock and other higher yielding investments. We anticipate borrowing funds and issuing additional equity securities to obtain additional capital once the proceeds of our initial public offering have been fully invested. The terms of the future debt and equity issuances cannot be determined and there can be no assurances that the debt or equity markets will be available to us on terms we deem favorable. We also expect to establish a line of credit facility to enable us to continue our investment activities once the proceeds from our initial public offering have been fully invested.

In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and realized net short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared the following dividends:

Declaration Date	Record Date	Payment Date	Dividend per Share

October 10, 2006	December 20, 2006	December 29, 2006	$0.07
October 10, 2006	November 21, 2006	November 30, 2006	$0.07
October 10, 2006	October 23, 2006	October 31, 2006	$0.07
July 11, 2006	September 21, 2006	September 29, 2006	$0.07
July 11, 2006	August 21, 2006	August 31, 2006	$0.07
July 11, 2006	July 19, 2006	July 31, 2006	$0.07
April 11, 2006	June 22, 2006	June 30, 2006	$0.07
April 11, 2006	May 22, 2006	May 31, 2006	$0.07
April 11, 2006	April 20, 2006	April 28, 2006	$0.07
January 10, 2006	March 17, 2006	March 31, 2006	$0.07
January 10, 2006	February 16, 2006	February 28, 2006	$0.07
January 10, 2006	January 23, 2006	January 31, 2006	$0.07
October 7, 2005	December 21, 2005	December 31, 2005	$0.04
October 7, 2005	November 21, 2005	November 30, 2005	$0.04
October 7, 2005	October 21, 2005	October 30, 2005	$0.04
July 7, 2005	September 22, 2005	September 30, 2005	$0.02
July 7, 2005	August 23, 2005	August 31, 2005	$0.02
July 7, 2005	July 21, 2005	July 29, 2005	$0.02

Contractual Obligations and Off-Balance Sheet Arrangements

As of June 30, 2006, we were a party to signed and non-binding term sheets for three allocations of syndicate loan participations. The future scheduled contractual payments at June 30, 2006 are as follows:

	Payment Due by Period
		Less Than			More Than
Contractual Obligations	Total	1 Year	1-3 Years	3-5 Years	5 Years

Investments	$7,000,000	$7,000,000	$—	$—	$—

Total	$7,000,000	$7,000,000	$—	$—	$—

As of the date of this prospectus, all of the investment purchase obligations summarized above have been funded. See Note 7 “Subsequent Events” in our unaudited Consolidated Financial Statements for further information.

Quantitative and Qualitative Disclosures about Market Risk

Interest Rate Risk

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly have a material adverse effect on our investment objectives and our rate of return on invested capital. Currently our entire investment portfolio is at variable rates. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

To illustrate the potential impact of changes in interest rates on our net increase in net assets resulting from operations, we have performed the following analysis, which assumes that our balance sheet remains constant. Under this analysis, a hypothetical increase in the one month LIBOR by 1% would increase our net increase in net assets resulting from operations by approximately $1.3 million or 18%, over the next twelve months, compared to the net increase in net assets resulting from operations for the period July 1, 2005 to June 30, 2006. A hypothetical decrease in the one month LIBOR by 1% would decrease our net increase in net assets resulting from operations by approximately $1.3 million or 18%, over the next twelve months, compared to the net increase in net assets from operations for the period July 1, 2005 to June 30, 2006. Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for potential changes in credit quality, size and composition of our investment portfolio and other business developments that could affect net increase in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

We expect to hedge against interest rate fluctuations in the future by using standard hedging instruments such as forward contracts, futures, currency options, interest rate swaps, caps, collars and floors. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. We currently are not engaged in any hedging activities. We may also experience risk associated with investing in securities of companies with foreign operations. We currently do not anticipate investing in debt or equity of foreign companies, however, some potential portfolio companies may have operations located outside the United States. These risks include, but are not limited to, fluctuations in foreign currency exchange rates, imposition of foreign taxes, changes in exportation regulations and political and social instability.

BUSINESS

Gladstone Investment Corporation

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005 we completed an initial public offering and commenced operations. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We may also invest in senior secured loans in connection with buyout transactions, common stock and, from time to time, we may also invest in senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company under the 1940 Act.

Our primary investment focuses are situations involving buyouts and recapitalizations of small and mid-sized companies with established management teams. We expect that our investments will generally range between $10 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes. We intend to invest either by ourselves or jointly with other buyout funds, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were to be investing alone.

Our Investment Adviser

Our affiliate, GMC, is our investment adviser and is led by a management team which has extensive experience in our lines of business. GMC is controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone is also the chairman and chief executive officer of GMC. Terry Lee Brubaker, our vice chairman, chief operating officer, secretary and director, is a member of the board of directors of GMC and its vice chairman and chief operating officer. George Stelljes III, our president, chief investment officer and director, is a member of the board of directors of GMC and its president and chief investment officer. Harry Brill, our chief financial officer, is the chief financial officer of GMC.

GMC also provides investment advisory and administrative services to our affiliates Gladstone Commercial Corporation, a publicly traded real estate investment trust; Gladstone Capital Corporation, a publicly traded registered investment company; and Gladstone Land Corporation, an agricultural real estate company owned by Mr. Gladstone. All of our directors and executive officers serve as either directors or executive officers, or both, of Gladstone Commercial Corporation and Gladstone Capital Corporation. In the future, GMC may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

We have been externally managed by GMC pursuant to an investment advisory and management agreement since our inception. GMC was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisors Act of 1940, as amended. GMC is headquartered in McLean, Virginia, a suburb of Washington, DC, and has offices in New York, New York, Chicago, Illinois, Pittsburgh, Pennsylvania, Morristown, New Jersey, Lexington, Kentucky and Dallas, Texas.

Our Investment Strategy

We seek to achieve returns from current income and capital gains from senior subordinated and mezzanine debt, as well as preferred stock and warrants to purchase common stock, representing controlling investments that we make in connection with buyouts and recapitalizations of small and mid-sized companies. We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering the returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed upon formula. We believe that mezzanine loans offer an attractive investment opportunity based upon their historic returns and resilience during economic downturns.

Corporate Information

Our executive offices are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102 and our telephone number is (703) 287-5800. Our corporate website is located at www.gladstoneinvestment.com. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this prospectus or the registration statement of which it forms a part.

Investment Process

Overview of Investment and Approval Process

To originate investments, GMC’s investment professionals use an extensive referral network comprised of venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. GMC’s investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity from GMC’s investment committee, which is composed of Messrs. Gladstone, Brubaker and Stelljes. If the prospective portfolio company passes this initial screening, the investment professionals will conduct a due diligence investigation of the prospective portfolio company. Upon completion of the due diligence investigation, the investment professionals create a detailed profile summarizing the prospective portfolio company’s historical financial statements, industry and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this profile to the investment committee, which must unanimously approve each investment. Further, each financing is reviewed by the members of our board of directors, a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Prospective portfolio company characteristics

We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

•	Value-and-Income Orientation and Positive Cash Flow. Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value-and-income orientation. In seeking value, we focus on companies in which we can invest at relatively low multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA (which is a measure of operating cash flow), and that have positive operating cash flow at the time of investment. In seeking income, we seek to invest in companies that generate relatively high and stable cash flow to provide some assurance that they will be able to service their debt and pay any required dividends on preferred stock. Typically, we do not expect to invest in start-up companies or companies having speculative business plans.

•	Experienced Management. We generally require that our portfolio companies have experienced management teams. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

•	Strong Competitive Position in an Industry. We seek to invest in target companies that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

•	Exit Strategy. We seek to invest in companies that we believe will provide a stable stream of cash flow that is sufficient to repay the loans we make to them and to reinvest in their respective businesses. We expect that such internally generated cash flow, which will allow our portfolio companies to pay interest on, and repay the principal of, our investments, will be a key means by which we exit from our investments over time. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer attractive possibilities for capital appreciation on any equity interests we retain. These capital appreciation possibilities include strategic acquisitions by other industry participants or financial buyers, initial public offerings of common stock, or other capital market transactions.

•	Liquidation Value of Assets. The prospective liquidation value of the assets, if any, collateralizing loans in which we invest will be an important factor in our investment analysis. We will emphasize both tangible assets, such as accounts receivable, inventory, equipment, and real estate and intangible assets, such as intellectual property, customer lists, networks, and databases, although the relative weight we place on these asset classes will vary by company and industry.

Extensive Due Diligence

GMC conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. Our due diligence investigation of a prospective portfolio company may begin with a review of publicly available information, and generally includes some or all of the following:

•	a review of the prospective portfolio company’s historical and projected financial information;

•	visits to the prospective portfolio company’s business site(s);

•	interviews with the prospective portfolio company’s management, employees, customers and vendors;

•	review of all loan documents;

•	background checks on the prospective portfolio company’s management team; and

•	research on the prospective portfolio company’s products, services or particular industry.

Upon completion of a due diligence investigation and a decision to proceed with an investment in a buyout or other recapitalization, GMC’s investment professionals who have primary responsibility for the investment present the investment opportunity to GMC’s investment committee, which consists of Messrs. Gladstone, Brubaker and Stelljes. The investment committee determines whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

We also rely on the long-term relationships that GMC’s professionals have with venture capitalists, leveraged buyout funds, investment bankers, commercial bankers and business brokers, and on the extensive direct experiences of our executive officers and managing directors in providing debt and equity capital to small and medium-sized private businesses.

Investment Structure

Once we have determined that a prospective acquisition, buyout or recapitalization meets our standards and investment criteria, we work with the management of that company and other capital providers to structure the transaction in a way that provides us the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company.

Subordinated Debt and Mezzanine Debt.  We anticipate that over time, the majority of the capital that we invest will be in the form of subordinated or mezzanine debt. Most of our mezzanine loans will be unsecured loans while most of the subordinated loans will be collateralized by a subordinated lien on some or all of the assets of the borrower. We will seek to structure most of our mezzanine and subordinated loans with variable interest rates;

however it is possible that some will have fixed rates. In either event, we will attempt to structure the loans at relatively high rates of interest that will provide us with significant current interest income. We expect our subordinated and mezzanine loans to typically have maturities of five to ten years and to provide for interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment.

We will generally target a current return of 10% to 14% for our subordinated and mezzanine loan investments before giving effect to any warrants that we receive in connection with these loans. We cannot give any assurance that our returns will approximate these estimates.

Our subordinated and mezzanine debt investments may include equity features, such as warrants or options to buy a significant common stock ownership interest in the portfolio company or success fees if the business is sold. If a portfolio company appreciates in value, we may achieve additional investment returns from any equity interests we hold. If we are a minority interest holder, we may structure the warrants to provide provisions protecting our rights as a minority-interest holder such as the right to sell the warrants back to the company upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and co- registration rights.

Senior Secured Debt.  We also anticipate providing senior secured acquisition financing for some portfolio companies. We expect these senior secured loans to have terms of three to ten years, and they may provide for deferred interest payments in the first few years of the term of the loan. We generally will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these senior loans. This collateral will usually take the form of first priority liens on the assets of the portfolio company. We expect that the interest rate on our senior secured loans will be variable rates ranging between 2% and 5% over the London Interbank Offer Rate, or LIBOR. We will generally provide this type of financing when there is a time constraint in closing an investment and would expect to be repaid as soon as practical by either selling our interest in such debt or by having a bank or other senior lender provide financing to pay off our senior loan.

Common and Preferred Stock.  We may also acquire common or preferred stock in connection with a buyout or recapitalization. With respect to preferred or common stock investments, we expect to target an investment return substantially higher than our investments in senior or subordinated loans. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole. The features of the preferred stock we receive will vary by transaction, but may include priority dividend rights, superior voting rights, redemption rights, liquidation preferences and other provisions intended to protect our interests. Generally speaking, common stock does not have any current income and its value is realized if at all, upon the sale of the business or following the company’s initial public offering.

Risk Management.  We will seek to limit the downside risk of our investments by:

•	making investments with an expected total return on our investments (including both interest and potential equity appreciation) that we believe compensates us for the credit risk of the investment;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	incorporating put rights and call protection into the investment structure where possible; and

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with the preservation of our capital.

We expect to hold most of our investments in subordinated debt and mezzanine debt until maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company or, in the case of an equity investment in a company, its initial public offering. Occasionally, we may sell some or all of our subordinated debt, mezzanine debt or equity interests in a portfolio company to a third party, such as an existing investor in the company, through a privately negotiated transaction.

As described above, we may also provide senior debt in addition to junior debt and equity in connection with an acquisition. In such circumstances, we would not expect to hold our senior debt for more than one year. Finally, we may attempt to securitize some of the debt securities in our portfolio and if we do so, these loans would be transferred to a securitization vehicle and generally would be held by the securitization vehicle until maturity.

Temporary Investments

Pending investment in the debt of private companies, we invest our otherwise uninvested cash primarily in cash, cash items, government securities or high-quality debt securities maturing in one year or less from the time of investment, to which we refer collectively as temporary investments, so that at least 70% of our assets are “qualifying assets”, for purposes of the business development company provisions of the 1940 Act. For information regarding regulations to which we are subject and the definition of “qualifying assets,” see “Regulation.”

Competitive Advantages

We believe that we have the following competitive advantages over other companies that provide capital to small and mid-sized companies in connection with buyout and recapitalization transactions:

Management Expertise

David Gladstone, our chairman and chief executive officer, is also the chairman and chief executive officer of GMC, Gladstone Capital and Gladstone Commercial and has been involved in all aspects of the Gladstone Companies’ investment activities, including serving as a member of GMC’s investment committee. Terry Lee Brubaker is our vice chairman and chief operating officer and has substantial experience in acquisitions and operations of companies. George Stelljes III is our president and chief investment officer and has extensive experience in leveraged finance. Messrs. Gladstone, Brubaker and Stelljes have principal management responsibility for GMC as its senior executive officers. These individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to small and mid-sized companies and has worked together for more than 10 years. In addition, we have access to the resources and expertise of GMC’s investment professionals and supporting staff that possess a broad range of transactional, financial, managerial, and investment skills. We expect that GMC will continue to hire additional investment professionals in the future.

As a result of the extensive investment experience of GMC, its executive officers and other investment professionals, GMC and its executive officers have developed a positive reputation in the capital markets. We believe that this reputation and experience, together with the experience of the executive officers of GMC in investing in debt and equity securities, and managing investments in companies, affords us a competitive advantage in identifying opportunities to invest in small and mid-sized companies.

Increased access to investment opportunities developed through proprietary research capability and extensive network of contacts

GMC seeks to identify potential investments both through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community, and potential corporate partners with whom GMC’s investment professionals have had long-term relationships. We believe that GMC’s investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity, and investment management communities, and that their reputation in investment management enables us to identify well-positioned prospective portfolio companies which provide attractive investment opportunities. Additionally, GMC expects to generate information from its professionals’ network of accountants, consultants, lawyers, and management teams of portfolio companies and other companies.

Disciplined, value-and-income-oriented investment philosophy with a focus on preservation of capital

In making its investment decisions, GMC focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect GMC to use the same value-and-income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to management of downside exposure. GMC’s approach seeks to reduce risk in investments by using some or all of the following:

•	focusing on companies with good market positions, established management teams and good cash flow;

•	investing in businesses with experienced management teams;

•	engaging in extensive due diligence from the perspective of a long-term investor;

•	investing at low price-to-cash flow multiples; or

•	adopting flexible transaction structures by drawing on the experience of the investment professionals of GMC and its affiliates.

Versatile transaction structuring

We believe our management team’s broad expertise and its ability to draw upon many years of combined experience enables GMC to identify, assess, and structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we expect to be flexible in selecting and structuring investments, adjusting investment criteria and transaction structures, and, in some cases, the types of securities in which we invest. We believe that this approach should enable GMC to identify attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets. One example of our flexibility is our ability to exchange our publicly-traded stock for the stock of an acquisition target in a tax-free reorganization under the Internal Revenue Code of 1986, as amended, which we refer to as the Code. After completing an acquisition in such an exchange, we can restructure the capital of the small company to include senior and subordinated debt.

Longer investment horizon with attractive publicly traded model

Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we will not be subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that these funds may only invest investors’ capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity and venture capital funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Ongoing Relationships with and Monitoring of Portfolio Companies

Monitoring

GMC’s investment professionals monitor the financial trends of each portfolio company on an ongoing basis to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company. We monitor this information regarding the status and performance of each portfolio company, and use it to evaluate the overall performance of our portfolio.

GMC employs various methods of evaluating and monitoring the performance of our investments, which include some or all of the following:

•	Assessment of success in the portfolio company’s overall adherence to its business plan and compliance with covenants;

•	Attendance at and participation in meetings of the portfolio company’s board of directors;

•	Periodic contact, including formal update interviews with portfolio company management, and, if appropriate, the financial or strategic sponsor;

•	Comparison with other companies in the portfolio company’s industry; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Managerial Assistance and Services

As a business development company, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Neither we nor GMC receives fees in connection with managerial assistance, however, GMC may provide other services to our portfolio companies and may receive fees for other services it provides to a portfolio company and those fees would then be partially credited against the investment advisory fees that we pay to GMC.

Valuation Process

The following is a general description of the steps we take each quarter to determine the value of our investment portfolio. All of our portfolio investments are recorded at fair value as determined in good faith by GMC and our management using procedures established by, and under the direction of our board of directors. As a result, there is uncertainty as to the value of our portfolio investments, and our estimates of fair value may differ significantly from the values that could obtained if a ready market for the securities existed. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. With respect to any investments for which market quotations are not readily available, we follow the following valuation process each quarter:

•	Our quarterly valuation process begins with each portfolio company or investment being initially assessed by GMC’s investment professionals responsible for the investment, using valuation policies and procedures previously established by our board of directors.

•	For all debt securities other than those that we value using the latest bid and ask price, we will seek an independent opinion of value of such debt securities from SPSE.

•	Preliminary valuation conclusions are then discussed with our management, and documented, along with any SPSE opinions of value, for review by our board of directors.

•	Our board of directors reviews this documentation and discusses the input of GMC, management, and the opinions of value of SPSE to arrive at a determination for the aggregate fair value of our portfolio of investments.

Our valuation policies, procedures and processes are more fully described under “Management’s Discussion and Analysis of Financial Condition & Results of Operation — Critical Accounting Policies — Investment Valuation.”

Investment Advisory and Management Agreement

We have entered into an investment advisory and management agreement with GMC, which is controlled by our chairman and chief executive officer. In accordance with the investment advisory and management agreement, we pay GMC a fee, as compensation for its services, consisting of a base management fee and an incentive fee.

The base management fee is assessed at an annual rate of 2% computed on the basis of the average value of our gross invested assets at the end of the two most recently completed quarters, which are total assets less the cash proceeds and cash and cash equivalents from the proceeds of our initial public offering that are not invested in debt and equity securities of portfolio companies. Through December 31, 2005, the base management fee was computed and payable monthly in arrears. Subsequent to December 31, 2005, the base management fee has and will be computed and payable quarterly in arrears. Beginning in periods subsequent to December 31, 2006, the base management fee will be assessed at an annual rate of 2% computed on the basis of the average value of our average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, on April 11, 2006 and July 11, 2006, our board of directors accepted voluntary waivers from GMC that allowed the current calculation of the base management fee to be effective through June 30, 2006 and September 30, 2006, respectively. In addition, on October 10, 2006, our board of directors accepted another voluntary waiver from GMC that will allow the current calculation of the base management fee to be effective through December 31, 2006.

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, and any other income, including any other fees (other than fees for providing managerial assistance) such as commitment, origination, structuring, diligence and consulting fees, and other fees that we receive from portfolio companies accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, operating expenses that we pay directly, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as securities issued with original issue discount, debt instruments with payment-in-kind interest, and zero coupon securities), accrued income that we have not yet received in cash. Thus, if we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets or borrow money in order to do so.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% of our net assets per quarter (7% annualized). For this purpose, “net assets” means total assets less total liabilities and less preferred stock if any. Because the hurdle rate is fixed and has been based on current interest rates, if interest rates increase, it would become easier for investment income to exceed the hurdle rate and, as a result, more likely that GMC will receive an income-based incentive fee than if interest rates on our investments remained constant. On the other hand, if interest rates rise, there will be greater risk that small and medium-sized businesses cannot make payments, which risk may result in fewer opportunities to make safe investments. Our net investment income used to calculate this income-based portion of the incentive fee is also included in the amount of gross assets used to calculate the 2% base management fee. We will pay GMC an income-based incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% (7% annualized);

•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125% of the hurdle rate (2.1875%) in any calendar quarter (8.75% annualized). This portion of the income-based incentive fee is referred to as the “catch-up.” The “catch-up” provision is intended to provide GMC with an incentive fee of 20% on all of pre-incentive fee net investment income up to 125% of the quarterly hurdle rate once the hurdle rate has been surpassed; and

•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 125% of the quarterly hurdle rate of 2.1875% in any calendar quarter (8.75% annualized).

The foregoing calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases made during the current quarter.

The capital gains incentive fee will be determined and payable annually in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on March 31, 2006, and will equal 20.0% of the realized capital gains since inception through the end of the current fiscal year, if any, computed net of all realized capital losses, and unrealized capital depreciation since inception at the end of each fiscal year. In determining the capital gains incentive fee payable to GMC, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses and depreciation since inception to the end of the current fiscal year with respect to each of the investments in the portfolio. For this purpose, cumulative aggregate realized capital gains, if any, will equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Cumulative aggregate realized capital losses will equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment adjusted for any repayments of principal thereon. At the end of the applicable fiscal year, the amount of net capital gains (after losses and depreciation) that will serve as the basis for the calculation of the capital gains incentive fee will equal the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the portfolio of investments. If this number is positive at the end of such fiscal year, then the capital gains incentive fee for such year will be equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of the portfolio since inception.

Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred a loss in that quarter due to realized or unrealized capital depreciation on investments.

Administration Agreement

We have entered into an administration agreement with Gladstone Administration, a wholly owned subsidiary of GMC, which is controlled by our chairman and chief executive officer. Pursuant to the administration agreement, Gladstone Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and performs, or oversees the performance of our required administrative services. Such required administrative services include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

The administration agreement requires us to reimburse Gladstone Administration for the performance of its obligations under the administration agreement based upon our allocable portion of Gladstone Administration’s overhead, including, but not limited to, rent and our allocable portion of the salaries and benefits of our chief financial officer, chief compliance officer, controller and their respective staffs. Our allocable portion of expenses is derived by multiplying Gladstone Administration’s total expenses by the percentage of our average assets (the assets at the beginning and ending of each quarter) in comparison to the average assets of all companies managed by GMC. Currently, GMC manages us and our affiliates Gladstone Capital Corporation, Gladstone Commercial Corporation and Gladstone Land Corporation.

License Agreement

We have entered into a license agreement with GMC, pursuant to which GMC has granted us a non-exclusive license to use the name “Gladstone” and the “Diamond G” trademark. This license agreement requires us to pay GMC a royalty fee of $1 per quarter. The amount of the fee is negotiable on an annual basis by our compensation committee and approved by a majority of our independent directors. The license arrangement will terminate in the event that GMC is no longer our adviser.

Code of Ethics

We and GMC have each adopted a code of ethics and business conduct applicable to our officers, directors and all employees that comply with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by our personnel and requires the reporting of certain transactions and holdings by our personnel. A copy of this code is available for review, free of charge, at our website at www.gladstoneinvestment.com. We intend to provide disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness.

Compliance Policies and Procedures

We and GMC have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our board of directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation.

Competition

We compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Our competitors may have a lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

Staffing

We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of GMC and Gladstone Administration pursuant to the terms of the investment advisory and management agreement and administration agreement. Each of our executive officers is an employee and executive officer of GMC or Gladstone Administration. No employee of GMC or Gladstone Administration will dedicate all of his or her time to us. However, we expect that 20-25 full time employees of GMC will spend substantial time on our matters during the calendar year 2007. We anticipate that the number of employees of GMC and Gladstone Administration who devote time to our matters will increase as we acquire more investments.

As of October 10, 2006, GMC and Gladstone Administration collectively had 46 full-time employees. A summary of GMC’s and Gladstone Administration’s 46 full-time employees by functional area as of October 10, 2006 is summarized in the table below:

Number of
Individuals	Functional Area

6	Executive Management (Chief Executive Officer, Chief Operating Officer, Chief Investment Officer, Chief Financial Officer and Treasurer)
31	Investment Management, Portfolio Management and Due Diligence
9	Administration, Accounting, Compliance and Human Resources

Properties

We do not own any real estate or other physical properties materially important to our operation. GMC is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to our investment advisory and administrative agreement with GMC. Our headquarters are located at GMC’s headquarters in McLean, Virginia and we also have operations at GMC’s offices in New York, New York, Morristown, New Jersey, Chicago, Illinois, Pittsburgh, Pennsylvania, Lexington, Kentucky, and Dallas, Texas.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2006, regarding each portfolio company in which we currently have a debt or equity security. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

			% of Class		Value of
			Owned on	Cost or	Investment
			a Fully	Initial	as of
			Diluted	Value of	June 30,
Portfolio Company	Nature of Business	Type of Security	Basis	Investment ($)	2006 ($)

Chase II Holdings Corp. and affiliates	Manufacturing–traffic doors	Revolving Credit Facility		—	—

		Senior Term Debt		12,900,000	12,900,000

		Senior Term Debt		8,000,000	7,970,000

		Subordinated Term Debt		6,167,810	6,106,132

		Redeemable Preferred Stock	88%	6,960,806	6,960,806

		Common Stock	59%	61,384	61,384

Hailey Transport Corporation and affiliates	Retail and service–school	Senior Subordinated Term Debt		4,000,000	3,940,000

	buses and parts	Common Stock	100%	2,500,000	2,500,000

Quench Holdings Corp. and affiliates	Service–sales, installation and	Revolving Credit Facility		400,000	394,000

	service of water coolers	Senior Term Debt		4,000,000	4,000,000

		Subordinated Term Debt		8,000,000	7,940,000

		Common Stock	100%	3,256,318	3,256,318

Activant	Service–enterprise software and services	Senior Term Debt (7.2%, Due 5/2013)		4,011,648	3,955,084

Compsych	Service–independent employee assistance programs	Senior Term Debt (7.8%, Due 2/2012)		3,987,621	3,970,000

CRC Health Group, Inc.	Service–substance abuse treatment	Senior Term Debt (7.7%, Due 2/2016)		7,873,671	7,751,323

Graham Packaging Holdings Co.	Manufacturing–custom blow molded	Senior Term Debt (7.3%, Due 10/2011)		10,812,573	10,672,535

Hertz Equipment Rental Corp.	Service–car rentals	Senior Term Debt (7.1%, Due 12/2010)		907,056	905,996

J. Crew Operating Corp.	Retail–apparel	Senior Term Debt (9.5%, Due 5/2013)		2,002,783	1,995,000

Latham Manufacturing Corp.	Manufacturing–swimming pool components accessories	Senior Term Debt (7.8%, Due 6/2012)		4,452,061	4,411,557

Lexicon Marketing USA, Inc.	Service–marketing to Hispanic community	Senior Term Debt (7.8%, Due 5/2012)		3,002,678	3,015,000

LVI Services, Inc.	Service–asbestos and mold remediation	Senior Term Debt (7.8%, Due 11/2010)		6,493,631	6,402,825

Madison River Capital LLC	Service–communications and information	Senior Term Debt (7.3%, Due 7/2012)		5,787,111	5,757,188

Maidenform, Inc.	Manufacturing–intimate apparel	Senior Term Debt (7.0%, Due 5/2010)		2,919,899	2,902,084

MedAssets, Inc.	Service–pharmaceuticals and healthcare GPO	Senior Term Debt (8.5%, Due 7/2010)		2,276,757	2,262,316

NPC International Inc.	Service–Pizza Hut franchisee	Senior Term Debt (6.9%, Due 5/2013)		3,379,643	3,342,198

Nutro Products, Inc.	Manufacturing–pet food	Senior Term Debt (7.3%, Due 4/2012)		2,518,023	2,493,750

Ozburn-Hessey Holding Co. LLC	Service–third party logistics	Senior Term Debt (7.3%, Due 8/2012)		6,117,829	6,036,407

Patriot Media & Communications CNJ, LLC	Service–telecommunications	Senior Term Debt (7.5%, Due 3/2013)		4,338,104	4,300,922

RPG Holdings, Inc.	Manufacturing and design–greeting cards	Senior Term Debt (8.6%, Due 12/2011)		5,001,274	5,000,000

SGS International, Inc.	Service–digital imaging and graphics	Senior Term Debt (7.3%, Due 12/2011)		1,403,752	1,396,500

SunGard Data Systems, Inc.	Service & manufacturing – integrated software and processing solutions and information availability services	Senior Term Debt (7.7%, Due 2/2013)		10,004,546	9,937,125

Survey Sampling, LLC	Service–telecommunications-based sampling	Senior Term Debt (8.8%, Due 5/2011)		3,501,284	3,467,650

Triad Laboratory Alliance, LLC	Service–regional medical laboratories	Senior Term Debt (8.7%, Due 12/2011)		4,993,624	4,987,438

TexStar Operating, L.P.	Manufacturing–midstream natural gas processing	Senior Term Debt (8.3%, Due 12/2011)		2,992,315	2,970,075

US Investigative Services, Inc.	Service–background investigations	Senior Term Debt (7.9%, Due 10/2012)		9,945,495	9,873,402

Wastequip, Inc.	Manufacturing–waste removal equipment	Senior Term Debt (7.7%, Due 7/2011)		5,504,844	5,445,103

Total Investments				$170,474,540	$169,280,118

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets. Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

Chase II Holdings Corp.

We have invested an aggregate of approximately $34.1 million in Chase II Holdings Corp. and its affiliates. We invested approximately $7.1 million in Chase II Holdings Corp. to purchase $7.0 million of preferred stock and $0.1 million of common stock of Chase Industries, Inc., which we refer to as Chase. We also extended two senior term loans in the aggregate amount of $20.9 million, each maturing on March 17, 2011, one $7.0 million subordinated loan (of which $6.2 million was actually disbursed) maturing on March 17, 2013, and a revolving credit facility of $0.5 million to Chase and its affiliate Chase II Acquisition Corp. as co-borrowers. The revolving credit facility remained undrawn as of July 27, 2006.

Chase is a leading designer, manufacturer and marketer of impact traffic doors and sliding door systems in North America, serving over 4,000 retail, commercial and industrial customers in the United States, Canada, Mexico and selected international markets. Chase’s doors are customized to suit the application needs of customers in a wide variety of markets, including supermarkets, retail outlets, restaurants, factories and warehouses, pharmaceutical and food processing plants, and institutional environments.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Chase’s business. Chase is a small market business with a narrow product line. In certain market segments Chase’s competitors have stronger brand recognition. Chase could be adversely affected by the aggressive actions of a competitor. A significant portion of Chase’s business is dependent upon new construction in restaurant, retail grocery and mass market retailing and as such Chase would be subject to a downturn in these markets. Chase is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

GMC has entered into a Management Services Agreement with Chase, pursuant to which GMC has agreed to advise and provide administrative support in the review and development of Chase’s business policies and the management of Chase’s credit facilities and other important contractual relationships, to assist and advise Chase in connection with the development of best industry practices in business promotion, development and employee and customer relations, and to monitor and review Chase’s financial performance.

Our vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our managing directors, Paul A. Giusti, are directors of Chase II Holdings Corp. The principal executive offices of Chase II Holdings Corp., Chase Industries, Inc. and Chase II Acquisition Corp. are located at 10021 Commerce Park Drive, Cincinnati, Ohio 45246.

Quench Holdings Corp.

We have invested an aggregate of approximately $15.7 million in Quench Holdings Corp. and its affiliate Quench USA, LLC, which we refer to as Quench. We invested $3.3 million in Quench Holdings Corp. to purchase $3.0 million of preferred units and $0.3 million of warrants to purchase 6,041,538 common units in Quench USA, LLC. In addition, we extended a $4.0 million senior term loan and an $8.0 million subordinated loan to Quench, both maturing on March 27, 2011. We also extended a $2.0 million revolving credit facility to Quench of which $1.1 million remained undrawn as of July 27, 2006.

Quench was formed in March 2006 as a consolidation of four companies that sell, install, and service Point of Use, or POU, water coolers in commercial settings. Quench’s POU equipment is different from traditional water coolers in that it filters and purifies water at the dispenser with the water coming directly to the machine from a building’s water supply. The dispenser purifies the water through the use of a number of filters, reverse osmosis and ultra violet light. Water dispensing machines are placed at the site of a customer and are typically leased for a period of three to five years. Quench installs and maintains this equipment through the use of an in-house service team.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Quench’s business. While POU equipment has been in use for over ten years in the United States, the industry overall is much smaller than the traditional bottled water cooler industry; installations of POU equipment in commercial and industrial businesses and offices are less than 10% of the installed base of traditional water coolers. There is the risk that larger bottled water companies could cut prices to compete with POU equipment, potentially resulting in reduced installations of new POU equipment. POU equipment is installed generally under lease contracts that typically run from three to five years. If customers do not renew their leases upon expiration, future revenues and earnings will be less than anticipated. Quench requires capital to add to its installed base of POU equipment that it leases. To the extent that it is unable to raise additional capital or factor the leases to a third-party leasing company, future revenues and earnings will be less than anticipated.

Quench Holdings Corp. is wholly owned by us. Our vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our managing directors, John Freal, serve as directors of Quench Holdings Corp. Quench’s principal executive office is located at 420 Feheley Drive, King of Prussia, PA 19406.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of ten members, seven of which are not considered to be “interested persons” of Gladstone Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

Board Of Directors

Under our certificate of incorporation, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively, from our initial public offering, which we completed in June 2005. The members of the first class were subsequently elected at the 2006 Annual Meeting of Stockholders. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our board of directors is as follows (the address for each director is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

			Director	Expiration
Name	Age	Position	Since	of Term

Interested Directors
David Gladstone	64	Chairman of the Board and Chief Executive Officer(1)(2)	2005	2007
Terry L. Brubaker	62	Vice Chairman, Chief Operating Officer, Secretary and Director(1)(2)	2005	2009
George Stelljes III	44	President, Chief Investment Officer and Director(1)	2005	2008
Independent Directors
Anthony W. Parker	60	Director(2)(3)	2005	2008
David A.R. Dullum	57	Director(3)	2005	2009
Michela A. English	56	Director(3)	2005	2008
Paul W. Adelgren	63	Director(4)	2005	2007
Maurice W. Coulon	64	Director(3*)(4)(5)	2005	2009
John H. Outland	60	Director(3*)(5)	2005	2007
Gerard Mead	62	Director(5)	2006	2008

(1)	Interested person as defined in Section 2(a)(19) of the 1940 Act.

(2)	Member of the executive committee.

(3)	Member of the audit committee.

(4)	Member of the ethics, nominating, and corporate governance committee.

(5)	Member of the compensation committee.

(*)	Alternate member of the committee.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position

Harry T. Brill, Jr.	58	Chief Financial Officer
Gary Gerson	42	Treasurer

Independent Directors (in alphabetical order)

Paul W. Adelgren.  Mr. Adelgren has served as a director since June 2005. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003 and a director of Gladstone Capital since January 2003. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president-finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas.

Maurice W. Coulon.  Mr. Coulon has served as a director since June 2005. Mr. Coulon has also served as a director of Gladstone Commercial since August 2003 and of Gladstone Capital since September 2003. Since 2000, Mr. Coulon has been a private investor in real estate. From 1991 through his retirement in 2000, Mr. Coulon served as director of portfolio management for the Morgan Stanley Real Estate Fund. From 1980 to 1991, Mr. Coulon served as senior vice president of asset management for the Boston Company Real Estate Counsel, Inc. Mr. Coulon was a founder of the National Association of Real Estate Investment Managers and is a past president of the National Council of Real Estate Investment Fiduciaries. Mr. Coulon holds an MBA from Harvard Business School.

David A.R. Dullum.  Mr. Dullum has served as a director since June 2005. Mr. Dullum has also served as a director of Gladstone Commercial since August 2003 and of Gladstone Capital since August 2001. From 1995 to the present, Mr. Dullum has been a partner at New England Partners, a venture capital firm focused on investments in small and medium-sized businesses in the Mid-Atlantic and New England regions. Mr. Dullum is also the president and a director of Harbor Acquisition Corporation, a corporation formed for the purpose of acquiring an operating business in the consumer or industrial products sectors. From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

Michela A. English.  Ms. English has served as director of the Company since June 2005. Ms. English is President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. Ms. English has also been a director of Gladstone Commercial Corporation since August 2003, and a director of Gladstone Capital Corporation since June 2002. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, and as a member of the Virginia Institute of Marine Science Council. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University’s School of Management.

Gerard Mead.  Mr. Mead has served as a director since December 2005. Mr. Mead is also the founder and chairman of Gerard Mead Capital Management, a firm which he founded in 2003 that provides investment management services to pension funds, endowments, insurance companies, and high net worth individuals. From

1966 to 2003 Mr. Mead was employed by the Bethlehem Steel Corporation, where he held a series of engineering, corporate finance and investment positions with increasing management responsibility. From 1987 to 2003 Mr. Mead served as chairman and pension fund manager of the Pension Trust of Bethlehem Steel Corporation and Subsidiary Companies. From 1972 to 1987 he served successively as investment analyst, director of investment research, and trustee of the Pension Trust, during which time he was also a corporate finance analyst and investor relations contact for institutional investors of Bethlehem Steel. Prior to that time Mr. Mead was a steel plant engineer. Mr. Mead is also a director of Gladstone Capital Corporation and Gladstone Investment Corporation. Mr. Mead holds an MBA from the Harvard Business School and a BSCE from Lehigh University.

John H. Outland.  Mr. Outland has served as a director since June 2005. Mr. Outland has also served as a director of Gladstone Commercial since December 2003 and of Gladstone Capital since December 2003. Mr. Outland is currently a private investor. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology.

Anthony W. Parker.  Mr. Parker has served as a director since June 2005. He has also been a director of Gladstone Capital since August 2001 and of Gladstone Commercial since August 2003. In 1997 Mr. Parker founded Medical Funding Corporation, a company which purchased medical receivables, and has served as its chairman from inception to present. In the summer of 2000, Medical Funding Corporation purchased a Snelling Personnel Agency franchise in Washington, DC which provides full staffing services for the local business community. From 1992 to 1996, Mr. Parker was chairman, and a 50% stockholder, of Capitol Resource Funding, Inc. (“CRF”), a commercial finance company with offices in Dana Point, California and Arlington, Virginia. Mr. Parker practiced corporate and tax law for over 15 years; from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker received his J. D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College.

Interested Directors

David Gladstone.  Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our board of directors since our inception. Mr. Gladstone is also the founder of GMC and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates Gladstone Capital, Gladstone Commercial and Gladstone Land Corporation (a private company that owns farms in California). Prior to founding Gladstone Capital, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The

Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the Advisory committee to the Women’s Growth Capital Fund, a venture capital firm that finances women- owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. Mr. Gladstone holds an MBA from the Harvard Business School, a MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing.

Terry Lee Brubaker.  Mr. Brubaker has been our vice chairman, chief operating officer, and a director since our inception. Mr. Brubaker has also served as GMC’s president and as a director of GMC since its inception. He has served as chief operating officer and as a director of Gladstone Capital since May 2001. He also served as president of Gladstone Capital from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served as president, chief operating officer and as a director of Gladstone Commercial since February 2003 In March 1999 Mr. Brubaker was a founder and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Mr. Brubaker holds an MBA degree from the Harvard Business School and a BSE from Princeton University.

George Stelljes III.  Mr. Stelljes has been our president, chief investment officer, and a director since our inception. Mr. Stelljes also serves as GMC’s president and has served as a director of GMC since May 2003. Mr. Stelljes has served as chief investment officer of Gladstone Capital since September 2002. He also served as executive vice president of Gladstone Capital from September 2002 through April 2004, when he assumed the duties of president. Mr. Stelljes has served as executive vice president and chief investment officer of Gladstone Commercial since February 2003. Prior to joining Gladstone Capital, Mr. Stelljes served as a managing member of St. John’s Capital, a vehicle used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners, a private equity firm which finances high growth companies in the communications, education, healthcare, and business services sectors. From 1997 to 1999, Mr. Stelljes was a partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. Prior to joining Columbia, Mr. Stelljes was an executive vice president and a principal at Allied Capital Corporation from 1989 to 1997. Mr. Stelljes currently serves as a general partner and investment committee member of Patriot Capital, a private equity fund and serves on the board of Intrepid Capital Management, a money management firm. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds an MBA from the University of Virginia and a BA in Economics from Vanderbilt University.

Executive Officers Who Are Not Directors

Harry T. Brill, Jr.   Mr. Brill is our chief financial officer. Mr. Brill has served as chief financial officer of GMC since its inception. Mr. Brill has also served as treasurer and chief financial officer of Gladstone Capital since May 2001, Gladstone Commercial since February 2003, and Gladstone Land since October 2004. From 1995 to April 2001, Mr. Brill served as a personal financial advisor. From 1975 to 1995, Mr. Brill held various positions, including treasurer, chief accounting officer, and controller with Allied Capital Corporation where Mr. Brill was responsible for all of the accounting work for Allied Capital and its family of funds. Mr. Brill received his degree in accounting from Ben Franklin University.

Gary Gerson.  Mr. Gerson has served as our treasurer since April 2006. Mr. Gerson has also served as treasurer of GMC, Gladstone Capital and Gladstone Commercial since April 2006. From 2004 to early 2006 Mr. Gerson was Assistant Vice President of Finance at the Bozzuto Group, a real estate developer, manager and owner, where he was responsible for the financing of multi-family and for-sale residential projects. From 1995 to 2004 he held various finance positions, including Director, Finance from 2000 to 2004, at PG&E National Energy Group where he led, and assisted in, the financing of power generation assets. Mr. Gerson holds an MBA from the Yale School of Management, a B.S. in mechanical engineering from the U.S. Naval Academy, and is a CFA charter holder.

Employment Agreements

We are not a party to any employment agreements. Messrs. Gladstone, Brubaker and Stelljes have entered into employment agreements with GMC, whereby they are direct employees of GMC. The employment agreement of Mr. Stelljes provides for his nomination to serve as our President and Chief Investment Officer.

Director Independence

As required under the Nasdaq Global Select Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The board of directors consults with our outside counsel to ensure that the board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq Global Select Market, as in effect time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and Gladstone Investment, its senior management and its independent registered public accounting firm and their respective affiliates, our board of directors affirmatively has determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards and are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, except for Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our vice chairman and chief operating officer and Mr. Stelljes, our president and chief investment officer.

Committees of Our Board Of Directors

Executive Committee.  Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker, and Parker. The executive committee has the authority to exercise all powers of our board of directors except for actions that must be taken by the full board of directors under the Delaware General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The Executive Committee did not meet during the last fiscal year.

Audit Committee.  The members of the audit committee are Messrs. Parker and Dullum and Ms. English, and Messrs. Adelgren and Coulon serve as alternate members of the committee. Alternate members of the audit committee serve only in the event of an absence of a regular committee member. Mr. Parker serves as chairman of the audit committee. Each member and alternate member of the audit committee is an “independent director” as defined by Nasdaq rules and our own standards, and none of the members or alternate members of the audit committee are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The Board has unanimously determined that all members and alternate members of the audit committee qualify as “audit committee financial experts” within the meaning of the SEC rules and regulations. In addition, the Board has unanimously determined that all audit committee members and alternate members are financially literate under current Nasdaq rules and that at least one member has financial management expertise. The audit committee operates pursuant to a written charter and is primarily responsible for oversight of the Company’s financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent registered public accounting firm, approving the independent registered public accounting firm services and fees and reviewing and approving the annual audited financial statements for the Company before issuance, subject to Board approval. The audit committee met six times during the last fiscal year.

Compensation Committee.  The members of the compensation committee are Messrs. Coulon, Outland and Mead, each of whom is independent for purposes of the 1940 Act and Nasdaq Global Select Market listing standards. Mr. Coulon serves as chairman of the compensation committee. The compensation committee operates pursuant to a written charter and conducts periodic reviews of the Company’s investment advisory and management agreement with GMC and the Company’s administration agreement with Gladstone Administration to evaluate whether the fees paid to GMC under the Advisory Agreement, and the fees paid to the Gladstone Administration under the Administration Agreement, are in the best interests of the Company and its stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to its executive officers by GMC and the Gladstone Administration are consistent with the Company’s compensation philosophies and the performance of GMC, are reasonable in relation to the nature and quality of services performed, and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The compensation committee met four times during the last fiscal year.

Ethics, Nominating, and Corporate Governance Committee.  The members of the ethics, nominating, and corporate governance committee are Messrs. Adelgren and Coulon, each of whom is independent for purposes of the 1940 Act and Nasdaq Global Select Market listing standards. Mr. Adelgren serves as chairman of the ethics, nominating, and corporate governance committee. The ethics, nominating, and corporate governance committee operates pursuant to a written charter and is responsible for selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles, and overseeing the evaluation of the board and our management. The committee is also responsible for our Code of Business Conduct and Ethics. The committee met four times during the last fiscal year.

Nominations for election to our board of directors may be made by our board of directors, or by any stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to our board of directors, the ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and possessing high moral character. In nominating candidates to fill vacancies created by the expiration of the term of a member, the committee’s process for identifying and evaluating nominees includes reviewing such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term. In addition, the committee may consider recommendations for nomination from any reasonable source, including officers, directors and stockholders of our company according to the foregoing standards.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Meetings.  During the fiscal year ended March 31, 2006, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served.

Compensation of Directors

Summary of Compensation

The following table shows, for the fiscal year ended March 31, 2006, compensation awarded to or paid to our directors who are not executive officers, which we refer to as our non-employee directors for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on the board of directors. No information has been provided with respect to our executive officers because our executive officers are employees of GMC and do not receive any direct compensation from us. We do not issue stock options and therefore have no information to report relating to stock option grants and exercises for our three highest paid executive officers.

		Pension or		Total
	Aggregate	Retirement		Compensation
	Compensation	Benefits Accrued	Securities	from Company
	from the	as Part of Company	Underlying	Paid to
Name of Person, Position	Company	Expenses	Options	Directors

Paul Adelgren	$26,000	$0	0	$26,000
Director
Maurice W. Coulon	$26,000	$0	0	$26,000
Director
David A.R. Dullum	$28,000	$0	0	$28,000
Director
Michela A. English	$26,000	$0	0	$26,000
Director
John H. Outland	$23,000	$0	0	$23,000
Director
Anthony W. Parker	$25,000	$0	0	$25,000
Director
Gerard Mead	$6,000	$0	0	$6,000
Director

Compensation of Directors

As compensation for serving on the Board during the fiscal year ended March 31, 2006, each of the non-employee directors received an annual fee of $20,000, a Board meeting fee of $1,000 per each meeting of the Board attended, and an additional $1,000 committee meeting fee for attending each committee meeting if such committee meeting took place on a day other than when the full Board met. In addition, the chairpersons of each committee of the Board received an annual fee of $2,000 for their additional services in these capacities. Effective at the beginning of the current fiscal year, we changed the compensation of our committee chairpersons. The Audit Committee chairman now receives an annual fee of $3,000, and the chairmen of each of the Compensation and Ethics, Nominating and Corporate Governance Committees receive annual fees of $1,000. We also reimburse our directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board. During the fiscal year ended March 31, 2006, the total cash compensation paid to non-employee directors was $160,000.

Deferred Compensation Plan

On July 11, 2006, we adopted the Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation, which we refer to as the Deferred Compensation Plan. Effective January 1, 2007, the Deferred Compensation Plan will provide our non-employee directors the opportunity to voluntarily defer director fees on a pre-tax basis, and to invest such deferred amounts in self-directed investment accounts. The Deferred Compensation Plan does not allow us to make discretionary contributions to the account of any director.

Investment Advisory And Management Agreement

Management Services

GMC serves as our investment adviser. GMC is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our board of directors, GMC provides investment advisory and management services to us. Under the terms of an investment advisory and management agreement, GMC has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

GMC’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Portfolio Managers

GMC takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise GMC’s investment committee: David Gladstone, Terry Lee Brubaker and George Stelljes III, whom we refer to as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of GMC by unanimous decision.

Mr. Gladstone is our chairman and chief executive officer and the chairman and the chief executive officer of GMC, which he founded in 2002, along with Mr. Brubaker and Mr. Stelljes. Prior to founding Gladstone Capital, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. Mr. Brubaker is our vice chairman and vice chairman and chief operating officer of GMC. Prior to serving at Gladstone Capital, Mr. Brubaker was a founder and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. Mr. Stelljes is our president and president and chief investment officer of GMC. Prior to joining Gladstone Capital, Mr. Stelljes served as a managing member of St. John’s Capital, a vehicle used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners, a private equity firm which finances high growth companies in the communications, education, healthcare, and business services sectors. For more complete biographical information on Messrs. Gladstone, Brubaker and Stelljes, please see “Management — Interested Directors.”

GMC provides investment advisory services to other investment funds in the Gladstone Companies. As such, the Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Gladstone Companies that are managed by GMC. As of the date hereof, Messrs. Gladstone, Brubaker, and Stelljes are primarily responsible for the day-to-day management of the portfolios of Gladstone Capital Corporation, another publicly-traded business development company, Gladstone Commercial Corporation, a publicly-traded real estate investment trust, and Gladstone Land Corporation, a private company controlled by Mr. Gladstone that owns farmland in California. As of August 31, 2006, GMC had an aggregate of approximately $756.4 million in total assets under management. The Portfolio Managers do not provide investment advisory services to any registered investment companies or to any other accounts.

Possible Conflicts of Interest

Our Portfolio Managers provide investment advisory services and serve as officers, directors or principals of the other Gladstone Companies, which operate in the same or a related line of business as we do. Accordingly, they have corresponding obligations to investors in those entities. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of GMC, Gladstone Capital, Gladstone

Commercial, and Gladstone Land with management responsibilities for the other members of the Gladstone Companies. In addition, Mr. Brubaker, our vice chairman and secretary, is either vice chairman or president and secretary of GMC, Gladstone Capital and Gladstone Commercial, and Mr. Stelljes, our president and chief investment officer, is either president or executive vice president, and chief investment officer, of GMC, Gladstone Capital and Gladstone Commercial. Moreover, we may establish other investment vehicles which from time to time may have potentially overlapping investment objectives with those of Gladstone Capital and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by us. While GMC generally has broad authority to make investments on behalf of the investment vehicles that it advises, GMC has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the member of the Gladstone Companies with the investment strategy that most closely fits the investment opportunity. Nevertheless, the Portfolio Managers may face conflicts in the allocation of investment opportunities to other entities managed by GMC. As a result, it is possible that certain investment opportunities may not be available to other members of the Gladstone Companies or investment funds managed by GMC. When the officers of GMC identify an investment, they will be forced to choose which investment fund should make the investment in accordance with their investment allocation procedures.

Our affiliate, Gladstone Commercial, may purchase property from or lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria or owns real estate that meets the lease underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours. However, if Gladstone Commercial provides a lease to a current or prospective portfolio company of ours, it is likely that there will be a conflict of interest in connection with such a transaction. There is a risk that, for Gladstone Commercial to provide a lease to a portfolio company, there could be situations where we enter into a transaction that is riskier than we would customarily make in order to enable Gladstone Commercial, or another affiliate, to provide the lease portion of the financing; this carries a greater risk of default. If any of these risks were to materialize, it could have a material adverse effect on our ability to generate cash flow to make distributions to stockholders. Additionally, we may make simultaneous investments in senior syndicated loans with our affiliate, Gladstone Capital. In this regard, GMC has adopted allocation procedures designed to ensure fair and equitable allocations of such investments.

Portfolio Manager Compensation

The Portfolio Managers receive compensation in the form of a base salary plus a bonus. Each of the Portfolio Managers’ base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. A Portfolio Manager’s bonus is calculated annually as a percentage of the “bonus pool” set aside by GMC. A Portfolio Manager’s percentage of the bonus pool is equal to the quotient of his base salary divided by the aggregate salaries of all exempt employees of GMC. Like all employees of GMC, a Portfolio Manager’s bonus is tied to the performance of GMC and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when GMC’s income increases or decreases. GMC’s income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including the Company. Pursuant to the investment advisory and management agreement between GMC and the Company, GMC receives an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the investment advisory and management agreement.

All compensation of the Portfolio Managers from GMC takes the form of cash. Each of the Portfolio Managers may elect to defer some or all of his bonus through GMC’s deferred compensation plan. The Portfolio Managers are also portfolio managers for other members of the Gladstone Companies, two of which (Gladstone Capital and Gladstone Commercial) have had stock option plans through which the Portfolio Managers have previously received options to purchase stock of those entities. However, Gladstone Capital has terminated its stock option plan effective September 30, 2006 and Gladstone Commercial has recently taken steps to terminate its stock option plan in connection with the implementation of new advisory agreements with GMC, which have been approved by their respective stockholders. Effective September 30, 2006, all outstanding, unexercised options under the Gladstone Capital plan were terminated. With respect to Gladstone Commercial, the Portfolio Managers must exercise all stock options that they hold on or prior to December 31, 2006, at which date any unexercised stock options will automatically terminate.

Fees under the Investment Advisory and Management Agreement

Pursuant to the investment advisory and management agreement, we pay GMC a fee for investment advisory and management services consisting of a base management fee and an incentive fee. We believe that the fees set out here are generally similar to those fees paid by private equity firms to their external investment advisers.

Base Management Fee.  The base management fee for services rendered under the advisory agreement is charged at an annual rate of 2%, and will initially be calculated on the basis of our gross invested assets. “Gross invested assets” is defined as our total assets, less the cash proceeds and cash equivalent investments from this offering that are not invested in debt or equity securities of portfolio companies in accordance with our investment objectives described herein. GMC has agreed to charge the management fee on this reduced basis through December 31, 2006. Following December 31, 2006, the base management fee will be charged at an annual rate of 2% and will be calculated on the basis of our gross assets. “Gross assets” is defined as our total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings.

Through December 31, 2005, the base management fee was computed and payable monthly in arrears. Subsequent to December 31, 2005, the base management fee has and will be computed and payable quarterly in arrears, based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and will be appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

As described above, through December 31, 2006, the base management fee will be reduced to 2% of our gross invested assets. In addition, GMC may from time to time provide other services to portfolio companies, such as investment banking and executive recruiting services. Through March 31, 2007, GMC has agreed that when it provides these services to our portfolio companies, it will credit any amounts it receives from these services against the investment advisory fee that we would otherwise be required to pay to GMC.

Incentive Fee.  The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, and any other income, including any other fees (other than fees for providing managerial assistance) such as commitment, origination, structuring, diligence and consulting fees, and other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, operating expenses that we pay directly, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as securities issued with original issue discount, debt instruments with payment-in-kind interest, and zero coupon securities), accrued income that we have not yet received in cash. Thus, if we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets or borrow money in order to do so. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% of our net assets per quarter (7% annualized). For this purpose, “net assets” means total assets less total liabilities. Because the hurdle rate is fixed and has been based on current interest rates, which are at historically low levels, if interest rates increase, it would become easier for investment income to exceed the hurdle rate and, as a result, more likely that GMC will receive an income-based incentive fee than if interest rates on our investments remained constant. On the other hand, if interest rates rise, there will be greater risk that small and medium-sized businesses cannot make payments, which risk may result in fewer opportunities to make safe investments. Our net investment income used to calculate this income-based portion of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. We pay GMC an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (1.75%) (7% annualized);

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125% of the hurdle rate (2.1875%) in any calendar quarter (8.75% annualized). We refer to this portion of the income-based incentive fee as the “catch-up.” The “catch-up” provision is intended to provide GMC with an incentive fee of 20% on all of our pre-incentive fee investment income up to 125% of the quarterly hurdle rate once the hurdle rate has been surpassed; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125% of the quarterly hurdle rate (2.1875%) in any calendar quarter (8.75% annualized).

The foregoing calculations are and will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases made during the current quarter.

The capital gains incentive fee will be determined and payable annually in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on March 31, 2006, and will equal 20% of our realized capital gains for the fiscal year ending March 31, if any, computed net of all realized capital losses, and unrealized capital depreciation at the end of each fiscal year. In determining the capital gains incentive fee payable to GMC, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, will equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses will equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that will serve as the basis for our calculation of the capital gains incentive fee will equal the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year will be equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred a loss in that quarter due to realized or unrealized losses on our investments. In addition, if incentive fees are paid in respect of income that is accrued but never collected by us, GMC will have no obligation to reimburse such fees to us.

Examples of Incentive Fee Calculations

Example 1: Income-Based Incentive Fee(*):

Alternative 1

Assumptions

•	Gross investment income (including interest, dividends, fees, etc.) = 1.25%

•	Base management fee(1) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.20%

•	Pre-incentive fee net investment income (investment income − (base management fee + other expenses)) = 0.55%

•	Hurdle rate(3) = 1.75%

The pre-incentive fee net investment income does not exceed hurdle rate, and therefore there is no income-based incentive fee.

Alternative 2

Assumptions

•	Gross investment income (including interest, dividends, fees, etc.) = 2.70%

•	Base management fee(1) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.20%

•	Pre-incentive fee net investment income (investment income − (base management fee + other expenses)) = 2.00%

•	Hurdle rate(3) = 1.75%

Alternative 2 pre-incentive fee investment income exceeds hurdle rate, therefore an income-based incentive fee is payable by us to GMC, and is calculated as follows:

Income-based incentive fee	=	100% × ‘‘catch-up” + (the greater of 0% and 20% × (pre-incentive fee net investment income − 2.1875%))
	=	100% × (2.00 − 1.75%) + 0%
	=	100% × 0.25% + 0%
	=	0.25%

Alternative 3

Assumptions

•	Gross investment income (including interest, dividends, fees, etc.) = 3.00%

•	Base management fee(1) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.20%

•	Pre-incentive fee net investment income (investment income − (base management fee + other expenses)) = 2.30%

•	Hurdle rate(3) = 1.75%

In this example, pre-incentive net investment income exceeds the hurdle rate, therefore an income-based incentive fee is payable by us to GMC, and is calculated as follows:

Income-based incentive fee	=	100% × ‘‘catch-up” + (the greater of 0% and 20% (pre-incentive fee net investment income − 2.1875%))
	=	100% × (2.1875% − 1.75%) + (20% × (2.3% − 2.1875%))
	=	0.4375% + (20% × 0.1125)%
	=	0.4375% + 0.0225%
	=	0.46%

(*)	The hypothetical amounts shown are based on percentages of total net assets.

(1)	Represents 2% annualized base management fee without the reduction of the base management fee to 2% of gross invested assets through December 31, 2006 and assumes no leverage.

(2)	Excludes organizational and offering expenses.

(3)	Represents 7% annualized hurdle rate.

Example 2: Capital Gains-Based Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains-based incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None; $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains-based fee paid in Year 2)

•	Year 4: Capital gains-based incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains-based incentive fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains-based incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains-based incentive fee; 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains-based incentive fee; $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains-based fee received in Year 2

•	Year 4: None

•	Year 5: None; $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains-based fee paid in Year 2 and Year 3

Duration and termination

Unless terminated earlier as described below, the investment advisory and management agreement with GMC will continue in effect for a period of two years from its effective date. The agreement will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors — We are dependent upon our key management personnel and the key management personnel of GMC for our future success, particularly David Gladstone, George Stelljes III and Terry Lee Brubaker.”

Indemnification

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GMC and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GMC’s services under the investment advisory and management agreement or otherwise as an investment adviser of us.

Board approval of the Investment Advisory and Management Agreement

The investment advisory and management agreement was approved by our board of directors, including all of our independent directors, on June 22, 2005. In its consideration of the investment advisory and management agreement, the board of directors focused on information it had received relating to, among other things:

•	the high quality and extensive level of the advisory and other services that we expect GMC to provide to us;

•	our investment objectives and the fact that the objectives are consistent with the investment selection process to be employed by GMC;

•	the fact that the agreement provides for the same level of fees as those paid by other business development companies with similar investment objectives;

•	the fact that our projected operating expenses and expense ratio are lower than those of other business development companies with similar investment objectives;

•	any existing and potential sources of indirect income to GMC from its relationships with us and the profitability of those relationships;

•	information about the services to be performed and the personnel performing such services under the investment advisory and management agreement;

•	the prior experience of GMC’s personnel in connection with the types of investments we propose to make, including such personnel’s extensive network of contacts with other private equity firms and private companies;

•	the organizational capability and financial condition of GMC and its affiliates as evidenced by GMC’s level of service to Gladstone Capital and Gladstone Commercial;

•	GMC’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to GMC; and

•	the difficulty of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed, including the particular factors described above, and the discussions, our board of directors, including all of our non-interested directors, concluded that the investment advisory and management fee rates were reasonable in relation to the services to be provided.

Organization of GMC

GMC is a Delaware corporation that is registered as an investment adviser under the Investment Advisers’ Act of 1940, as amended. The principal executive offices of GMC are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102.

Administration Agreement

Pursuant to a separate administration agreement, Gladstone Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, Gladstone Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Gladstone Administration assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Gladstone Administration’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer and controller and their respective staffs.

Payment Of Our Expenses

All investment professionals and staff of GMC are employees of and compensated by GMC. However, all other expenses incurred by GMC or Gladstone Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including, but not limited to, rent and our allocable portion of the salaries and benefits expense of our chief financial officer, chief compliance officer and controller and their respective staffs, are subject to reimbursement pursuant to the administration agreement. We bear all other direct costs and expenses of our operations and transactions, including those relating to:

•	calculation of our net asset value (including the cost and expenses of any independent valuation firm);

•	expenses incurred by GMC payable to third parties, including agents, consultants, or other advisors in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	investment advisory and management fees;

•	fees payable to third parties, including agents, consultants, or other advisors relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents of the SEC;

•	the costs of any reports, proxy statements, or other notices to stockholders, including printing costs;

•	our allocable portion of the fidelity bond, directors’ and officers’ insurance and any other insurance premiums; and

•	direct costs and expenses of administration, including auditor and legal costs.

Indemnification

The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Gladstone Administration and its officers, manager, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Gladstone Administration’s services under the administration agreement or otherwise as administrator for us.

Board approval of the Administration Agreement

The administration agreement was approved by our board of directors, including all of our independent directors, on June 22, 2005.

Organization of Gladstone Administration

Gladstone Administration is a Delaware limited liability company. The principal executive officers of Gladstone Administration are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102.

License Agreement

We have entered into a license agreement with GMC pursuant to which GMC has granted us a non-exclusive license to use the name “Gladstone” and the Diamond G logo. Under this agreement, we have the right to use the “Gladstone” name and the Diamond G logo for so long as GMC remains our investment adviser. Other than with respect to this limited license, we have no legal right to use either the “Gladstone” name or the Diamond G logo.

The license agreement requires us to pay to GMC a royalty fee of $1 per quarter for the use of the “Gladstone” name and the Diamond G logo. The amount of the licensing fee is to be negotiated every year by our compensation committee and approved by a majority of our independent directors. The license arrangement will terminate in the event that GMC is no longer our adviser.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of September 30, 2006 (unless otherwise indicated), the beneficial ownership of each current director, each of the executive officers, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

	Beneficial Ownership(1)
					Aggregate Dollar
					Range of Equity
			Dollar Range of		Securities of all
			Equity		Funds Overseen
			Securities		by Directors in
			of the Company		Family of
	Number of	Percent of	Owned		Investment
Name and Address	Shares	Total	by Directors(2)		Companies(2)(3)

Executive Officers and Directors:
David Gladstone	105,280	*	Over $	100,000	Over $	100,000
Terry Lee Brubaker(4)	10,529	*	Over $	100,000	Over $	100,000
George Stelljes III	5,171	*		$50,001-$100,000	Over $	100,000
Harry T. Brill, Jr.	750	*		$10,001-$50,000	Over $	100,000
Gary Gerson(5)	434	*		$1,000-$10,000		$1,000-$10,000
Anthony W. Parker	3,691	*		$50,001-$100,000	Over $	100,000
David A.R. Dullum(6)	8,000	*	Over $	100,000	Over $	100,000
Michela A. English	1,000	*		$10,001-$50,000	Over $	100,000
Paul Adelgren	0	*		None	Over $	100,000
Maurice Coulon	0	*		None	Over $	100,000
John H. Outland	1,000	*		$10,001-$50,000	Over $	100,000
Gerard Mead	0	*		None		$1,000-$10,000
All executive officers and directors as a group (12 persons)	131,722	*		N/A		N/A
Other Stockholders:
Burgundy Asset Management Ltd.(7)	1,483,173	9.0%		N/A		N/A
181 Bay Street, Suite 4510 Toronto, Ontario M5J 2T3
Persons associated with QVT Financial LP (8)	867,010	5.2%		N/A		N/A
1177 Avenue of the Americas, 9th Floor New York, New York 10036

*	Less than 1%

(1)	This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 16,560,100 shares outstanding on September 30, 2006, adjusted as required by rules promulgated by the SEC.

(2)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of Common Stock as reported on The Nasdaq Global Select Market as of September 30, 2006, times the number of shares beneficially owned.

(3)	Each of our directors and executive officers is also a director or executive officer, or both, of Gladstone Capital Corporation, our affiliate and a business development company, and Gladstone Commercial Corporation, our affiliate and a real estate investment trust, each of which is also externally managed by GMC.

(4)	Includes 2,000 shares held by Mr. Brubaker’s spouse.

(5)	Includes 334 shares held by Mr. Gerson’s spouse.

(6)	Includes 1,000 shares held by Mr. Dullum’s spouse.

(7)	This information has been obtained from a Schedule 13G filed by Burgundy Asset Management Ltd., which we refer to as Burgundy, with the SEC on February 14, 2006. According to the Schedule 13G, Burgundy had sole voting and investment power with respect to all 1,483,173 shares reported as beneficially owned.

(8)	This information has been obtained from a Schedule 13G filed by QVT Financial LP, which we refer to as QVT, on August 11, 2006. QVT is the investment manager for QVT Fund LP and for a separate discretionary account managed for Deutsche Bank AG, and may direct the voting and disposition of an aggregate of 867,010 shares of common stock held by QVT Fund LP and in the separate account of Deutsche Bank AG. According to the Schedule 13G, QVT has shared voting and investment power with QVT Fund LP and Deutsche Bank AG with respect to all 867,010 shares reported as beneficially owned.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders upon their election as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have “opted in” to our dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

Pursuant to our dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by The Bank of New York, the plan agent, if you enroll in the dividend reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market. If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine whether and how they may participate in the dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on the Nasdaq Global Select Market or elsewhere for the participants’ accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.

Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the dividend reinvestment plan or upon termination of the dividend reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the dividend reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders’ meetings will include those shares purchased as well as shares held pursuant to the reinvestment plan.

In the case of participants who beneficially own shares that are held in the name of banks, brokers or other nominees, the plan agent will administer the dividend reinvestment plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of our common stock may be purchased by the plan agent through any of the underwriters, acting as broker or dealer.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

Experience under the dividend reinvestment plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the dividend reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the dividend reinvestment plan at least 90 days before the record date for the distribution. The dividend reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days’ written notice to participants in the dividend reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent by mail at 100 Church Street, 14th Floor, New York, New York 10286 or by phone at 800-274-2944.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, regulated investment companies, dealers in securities, pension plans and trusts, financial institutions, and those who hold our common stock as part of a straddle, conversion or other risk-reduction strategy. This summary assumes that investors hold our common stock as capital assets. The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, which we refer to as the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

Taxation of the Company

In order to maintain the qualification for treatment as a RIC under Subchapter M of the Code, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short-term capital gains. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

•	Income source requirements. At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and

•	Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

Failure to Qualify as a RIC.  If we are unable to qualify for treatment as a RIC, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize a gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

Qualification as a RIC.  If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, 98% of our income, including both ordinary income and capital gains. The excise tax would apply only to the amount by which 98% of our income exceeds the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder’s other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

If we acquire debt obligations that were originally issued at a discount, which would generally include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the “original issue discount” that accrues over the life of the obligation. Such original issue discount will be included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such original issue discount amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. In this event, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements. Through June 30, 2006, we incurred no original issue discount income.

Taxation of Our U.S. Stockholders

Distributions.  For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of common stock and thereafter as gain from the sale of shares of our common stock. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period for its common stock and whether the distributions are paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not to capital gains dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the due date for filing our return for that taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

In general, the tax rates applicable to our dividends other than dividends designated as capital gain dividends will be the standard ordinary income tax rates, and not the lower federal income tax rate applicable to “qualified dividend income.” If we distribute dividends that are attributable to actual dividend income received by us that is eligible to be, and is, designated by us as qualified dividend income, such dividends would be eligible for such lower federal income tax rate. For this purpose, “qualified dividend income” means dividends received by us from United States corporations and qualifying foreign corporations, provided that both we and the stockholder recipient of our dividend satisfy certain holding period and other requirements in respect of our shares (in the case of our stockholder) and the stock such corporations (in our case). However, we do not anticipate receiving or distributing a significant amount of qualified dividend income.

Sale of our Shares.  A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. For taxable years beginning before January 1, 2011, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain ( i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Capital losses are subject to limitations on use for both corporate and noncorporate stockholders.

Backup Withholding.  We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We intend to conduct our business so as to retain our status as a business development company. A business development company may use capital provided by public shareholders and from other sources to invest in long-term private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) below.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which, first, is organized under the laws of, and has its principal place of business in, the United States. Second, the issuer must not be an investment company, other than a small business investment company wholly owned by the business development company. Finally, the issuer may not have any class of publicly traded securities with respect to which a broker or dealer may extend margin credit.

(2) Securities of any eligible portfolio company over which we exercise a controlling influence and for which an affiliate of ours serves as a director.

(3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(4) Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Securities of public companies are generally not qualifying assets unless they were acquired in a distribution or in exchange for, or upon the exercise of, a right relating to securities that were qualifying assets.

Asset Coverage

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution is made with respect to our common stock or before any purchase of common stock is made, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

Significant Managerial Assistance

For portfolio securities to be qualifying assets for the 70% test described above, the business development company must either exercise a controlling influence over the issuer of the securities or must make available to the issuer of the securities significant managerial assistance. However, with respect to certain but not all such securities, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the business development company may exercise such control jointly. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Fundamental Investment Policies

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquired in connection with buyout and other recapitalizations. The following restrictions, along with these investment objectives, are our only fundamental policies, which are policies that may not be changed without the approval of the holders of the majority of our outstanding voting securities, as defined in the 1940 Act. For a fuller explanation of the regulatory framework in which we operate, see “Business-Regulation as a Business Development Company.” The percentage restrictions set forth below, other than the restriction pertaining to the issuance of senior securities, as well as those contained elsewhere in this prospectus, apply at the time we effect a transaction, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction. We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a business development company) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire (provided that we control or, through our officers or other participants in the financing transaction, make significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be qualifying assets.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We may invest up to 20% of our assets in securities of a particular issuer. We may exceed this limitation in connection with bridge financings, although these bridge investments will never exceed 25% of our total assets at any time. We do not intend to concentrate our investments in any particular industry or group of industries. However, it is possible that, as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets.

We will at all times endeavor to conduct our business so as to retain our status as a RIC under the 1940 Act. In order to do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors — Our business is dependent upon external financing which may expose us to the risks associated with leverage.”

We will not (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (a) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, (b) own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate, or (c) finance the purchase of real estate by our portfolio companies); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (5) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, (ii) with regard to managing risks associated with publicly-traded securities issued by our portfolio companies, or (iii) with regard to managing the risks associated with interest rate fluctuations); (6) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations or in managing the risks associated with interest rate fluctuations); or (7) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in, any securities issued by any other investment company (except as they may be acquired as part of a merger, consolidation or acquisition of assets). That portion of our investments that is in securities issued by other investment companies may subject our stockholders to additional expenses.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share (our common stock and our preferred stock are collectively referred to as Capital Stock).

The following description is a summary based on relevant provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law. This summary does not purport to be complete and is subject to, and qualified in its entirety by the provisions of our certificate of incorporation and bylaws and applicable provisions of the Delaware General Corporation Law. We refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Gladstone Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our certificate of incorporation gives the board of directors the authority, without further action by stockholders, to issue up to 10,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We have no present plans to issue any shares of our preferred stock, but believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings. Additionally, we will not issue any preferred stock under this prospectus unless we receive confirmation that we may do so from the staff of the SEC. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of our preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Debt Securities.  Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF DELAWARE LAW AND OF OUR
CERTIFICATE OF INCORPORATION AND BYLAWS

The following description of certain provisions of Delaware law and of our certificate of incorporation and bylaws is only a summary. For a complete description, we refer you to the Delaware General Corporation Law, our certificate of incorporation and our bylaws. We have filed our amended and restated certificate of incorporation and bylaws as exhibits to the registration statement of which this prospectus is a part.

Classified board of directors

Pursuant to our bylaws, our board of directors is divided into three classes of directors. Directors of each class are elected for a three-year term, and each year one class of directors will be elected by the stockholders. The current terms of the Class I, Class II and Class III directors will expire in 2009, 2007 and 2008, respectively, and when their respective successors are duly elected and qualify. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies. We believe that classification of our board of directors helps to assure the continuity and stability of our business strategies and policies as determined by our directors. Holders of shares of our common stock have no right to cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the common stock are able to elect all of the successors of the class of directors whose terms expire at that meeting.

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our board of directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Removal of Directors

Any director may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

Business Combinations

Section 203 of the Delaware General Corporation Law generally prohibits “business combinations” between us and an “interested stockholder” for three years after the date of the transaction in which the person became an interested stockholder. In general, Delaware law defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling, or controlled by, the entity or person. These business combinations include:

•	Any merger or consolidation involving the corporation and the interested stockholder;

•	Any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

•	Subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; or

•	The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

Section 203 permits certain exemptions from its provisions for transactions in which:

•	Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	The interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•	On or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Merger; Amendment of Certificate of Incorporation

Under Delaware law, we will not be able to amend our certificate of incorporation or merge with another entity unless approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter.

Term and Termination

Our certificate of incorporation provides for us to have a perpetual existence. Pursuant to our certificate of incorporation, and subject to the provisions of any of our classes or series of stock then outstanding and the approval by a majority of the entire board of directors, our stockholders, at any meeting thereof, by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, may approve a plan of liquidation and dissolution.

Advance Notice of Director Nominations and New Business

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:

•	pursuant to our notice of the meeting;

•	by our board of directors; or

•	by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to our board of directors may be made only:

•	pursuant to our notice of the meeting;

•	by our board of directors; or

•	provided that our board of directors has determined that directors shall be elected at such meeting, by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.

Possible Anti-Takeover Effect of Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws

The business combination provisions of Delaware law, the provisions of our bylaws regarding the classification of our board of directors and the restrictions on the transfer of stock and the advance notice provisions of our bylaws could have the effect of delaying, deferring or preventing a transaction or a change in the control that might involve a premium price for holders of common stock or otherwise be in their best interest.

Limitation On Liability of Directors and Officers; Indemnification and Advance of Expenses

Our certificate of incorporation eliminates the liability of directors to the maximum extent permitted by Delaware law. In addition, our bylaws require us to indemnify our directors and executive officers, and allow us to indemnify other employees and agents, to the fullest extent permitted by law, subject to the requirements of the 1940 Act. Our bylaws obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The certificate of incorporation and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law requires a corporation to indemnify a present or former director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, or any other person who is or was an employee or agent, or is or was serving at the request of a corporation as a director, officer, employee or agent of another entity, against liability for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, Delaware law further requires that the person to be indemnified have no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of a corporation to procure a judgment in its favor by reason of such person’s service to the corporation, Delaware law provides that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged liable to the corporation, unless and only to the extent that the court in which such an action or suit is brought determines, in view of all the circumstances of the case, that the person is fairly and reasonably entitled to indemnity. Insofar as certain members of our senior management team may from time to time serve, at the request of our board of directors, as directors of one or more of our portfolio companies, we may have indemnification obligations under our bylaws with respect to acts taken by our portfolio companies.

Any payment to an officer or director as indemnification under our governing documents or applicable law or pursuant to any agreement to hold such person harmless is recoverable only out of our assets and not from our stockholders. Indemnification could reduce the legal remedies available to us and our stockholders against the indemnified individuals. This provision for indemnification of our directors and officers does not reduce the exposure of our directors and officers to liability under federal or state securities laws, nor does it limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to us or to our stockholders, although these equitable remedies may not be effective in some circumstances.

In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws provide that we may indemnify other employees and agents to the fullest extent permitted under Delaware law, whether they are serving us or, at our request, any other entity, including GMC.

The general effect to investors of any arrangement under which any person who controls us or any of our directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to our stockholders resulting from our payment of premiums associated with liability insurance. In addition, indemnification could reduce the legal remedies available to us and to our stockholders against our officers, directors and agents. The SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and unenforceable. As a result, indemnification of our directors and officers and of GMC or its affiliates may not be allowed for liabilities arising from or out of a violation of state or federal securities laws. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuit, provided that a court either:

•	approves the settlement and finds that indemnification of the settlement and related costs should be made; or

•	dismisses with prejudice or makes a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law, including the Business Combination Act, or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our board of directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We can not assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

In addition, if at any time after the second anniversary of our initial public offering (June 22, 2007), our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our board of directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our board of directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Internal Revenue Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We can not assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any NASD member or independent broker-dealer will not exceed 8%. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq Global Select Market, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custodian agreement with The Bank of New York. The address of the custodian is: 30 Broad Street, New York, NY 10005. Our assets are held under bank custodianship in compliance with the 1940 Act. The Bank of New York acts as our transfer and dividend paying agent and registrar. The principal business address of The Bank of New York is 100 Church Street, 14th Floor, New York, New York 10286, telephone number (800) 274-2944. The Bank of New York also maintains an internet web site at http://stock.bankofny.com.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our board of directors, GMC will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that GMC executes such transactions, we do not expect GMC to execute transactions through any particular broker or dealer, but we would expect GMC to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we expect that GMC generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, GMC may select a broker based partly upon brokerage or research services provided to us, GMC and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if GMC determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Cooley Godward Kronish LLP, Reston, Virginia. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements as of March 31, 2006 and March 31, 2005 and for the period from June 22, 2005 (commencement of operations) to March 31, 2006 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

GLADSTONE INVESTMENT CORPORATION

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Audited Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Statement of Assets and Liabilities as of March 31, 2006 and March 31, 2005	F-3
Consolidated Schedule of Investments as of March 31, 2006	F-4
Consolidated Statement of Operations for the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-6
Consolidated Statement of Changes in Net Assets for the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-7
Consolidated Statement of Cash Flows for the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-8
Financial Highlights for the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-9
Notes to Consolidated Financial Statements	F-10
Unaudited Consolidated Financial Statements
Statements of Assets and Liabilities as of June 30, 2006 and March 31, 2006	F-20
Schedule of Investments as of June 30, 2006	F-21
Schedule of Investments as of March 31, 2006	F-23
Statements of Operations for the three months ended June 30, 2006 and for the period June 22, 2005 (Commencement of Operations) to June 30, 2005	F-25
Statements of Changes in Net Assets for three months ended June 30, 2006 and for the period June 22, 2005 (Commencement of Operations) to June 30, 2005	F-26
Statements of Cash Flows for the three months ended June 30, 2006 and for the period June 22, 2005 (Commencement of Operations) to June 30, 2005	F-27
Financial Highlights for the three months ended June 30, 2006 and for the period June 22, 2005 (Commencement of Operations) to June 30, 2005	F-28
Notes to Financial Statements	F-29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
of Gladstone Investment Corporation:

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Gladstone Investment Corporation (the “Company”) at March 31, 2006 and March 31, 2005, and the results of its operations, changes in its net assets, and its cash flows for the period from June 22, 2005 (commencement of operations) to March 31, 2006, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the index appearing under Item 15 (a) (2) present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

McLean, Virginia
June 13, 2006

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	March 31,	March 31,
	2006	2005

ASSETS
Non-Control/Non-Affiliate investments (Cost 3/31/06: $97,423,004)	$97,585,972	$—
Control investments (Cost 3/31/06: $55,846,318)	55,796,318	—

Total investments at fair value (Cost 3/31/06: $153,269,322)	153,382,290	—
Cash and cash equivalents	75,672,605	3,636
Interest receivable	761,388	—
Prepaid insurance	99,874	—
Deferred offering costs	—	47,864
Due from Adviser	234,551	—
Other assets	173,099	—

TOTAL ASSETS	$230,323,807	$51,500

LIABILITIES
Administration fee payable to Gladstone Administration	110,002	—
Loan payable to affiliate	—	50,000
Accrued expenses	367,031	—
Other liabilities	5,077	—

Total Liabilities	482,110	50,000

NET ASSETS	$229,841,697	$1,500

ANALYSIS OF NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized and 16,560,100 and 100 shares issued and outstanding, respectively	$16,560	$—
Capital in excess of par value	230,229,279	1,500
Net unrealized appreciation of investment portfolio	112,968	—
Distributions in excess of net investment income	(517,110)	—

Total Net Assets	$229,841,697	$1,500

Net assets per share	$13.88	$15.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS
MARCH 31, 2006

Company(1)	Industry	Investment(2)	Cost	Fair Value

NON-CONTROL/NON-AFFILIATE INVESTMENTS
CRC Health Group, Inc.	Service — substance abuse treatment	Senior Term Debt (6.9%, Due 2/2016)(3)	$5,056,761	$5,056,250
Graham Packaging Holdings Co.	Manufacturing — custom blow molded	Senior Term Debt (7.0%, Due 10/2011)(3)	10,071,296	10,061,087
Hertz Equipment Rental Corporation	Service — car rentals	Senior Term Debt (6.7%, Due 12/2010)(3)	871,388	876,560
Latham Manufacturing Corp.	Manufacturing — swimming pool components accessories	Senior Term Debt (7.8%, Due 12/2010)(3)	4,454,333	4,461,188
Le-natures, Inc.	Marketing and Development — natural beverages	Senior Term Debt (7.7%, Due 6/2010)(3)	5,042,467	5,074,713
LVI Services, Inc.	Service — asbestos and mold remediation	Senior Term Debt (7.3%, Due 11/2010)(3)	6,511,390	6,540,483
Madison River Capital LLC	Service — communications and information	Senior Term Debt (6.8%, Due 7/2012)(3)	5,788,660	5,829,062
Maidenform, Inc.	Intimate apparel	Senior Term Debt (6.5%, Due 5/2010)(3)	3,118,448	3,122,787
MedAssets, Inc.	Pharmaceuticals and healthcare GPO	Senior Term Debt (7.7%, Due 7/2010)(3)	2,340,111	2,348,526
Ozburn-Hessey Holding Co. LLC	Third party logistics provider	Senior Term Debt (7.3%, Due 8/2012)(3)	6,382,673	6,376,646
Patriot Media & Communications CNJ, LLC	Service — telecommunications	Senior Term Debt (7.0%, Due 3/2013)(3)	4,360,777	4,359,125
Revere Industries, LLC	Manufacturing — plastic and metal components	Senior Term Debt (7.6%, Due 9/2010)(3)	3,508,831	3,504,546
RPG Holdings, Inc.	Manufacturing and Design — greeting cards	Senior Term Debt (8.2%, Due 12/2011)(3)	5,001,332	5,000,000
SGS International, Inc.	Service — digital imaging and graphics	Senior Term Debt (7.2%, Due 12/2011)(3)	1,404,081	1,415,702
SunGard Data Systems, Inc.	Integrated software and processing solutions	Senior Term Debt (7.2%, Due 2/2013)(3)	10,033,531	10,049,063
Triad Laboratory Alliance, LLC	Service — regional medical laboratories	Senior Term Debt (7.8%, Due 12/2011)(3)	5,006,982	5,012,438
TexStar Operating, L.P.	Manufacturing — midstream natural gas processing	Senior Term Debt (8.3%, Due 12/2011)(3)	3,000,161	2,999,981
US Investigative Services, Inc.	Service — background investigations	Senior Term Debt (7.4%, Due 10/2012)(3)	9,948,345	9,984,478
Wastequip, Inc.	Manufacturing — waste removal equipment	Senior Term Debt (7.0%, Due 7/2011)(3)	5,521,437	5,513,337

Total Non-Control/Non-Affiliate Investments			97,423,004	97,585,972

CONTROL INVESTMENTS
Chase II Holdings Corporation	Manufacturing — Traffic doors	Revolving Credit Facility (5)	—	—
		Senior Term Debt (9.1%, Due 3/2011)	12,900,000	12,900,000
		Senior Term Debt (12.0% Due 3/2011)	8,000,000	8,000,000
		Subordinated Term Debt (13% Due 3/2013)	6,167,810	6,167,810
		Redeemable Preferred Stock(4)	6,960,806	6,960,806
		Common Stock(4)	61,384	61,384

			34,090,000	34,090,000
Hailey Transport Corporation	Retail and Service — school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012)	4,000,000	3,950,000
		Common Stock(4)	2,500,000	2,500,000

			6,500,000	6,450,000

Company(1)	Industry	Investment(2)	Cost	Fair Value

Quench Holdings Corporation	Service — sales, installation and service of water coolers	Revolving Credit Facility(6)	—	—
		Senior Term Debt (9.1%, Due 3/2011)	4,000,000	4,000,000
		Subordinated Term Debt (11.5%, Due 3/2011)	8,000,000	8,000,000
		Common Stock(4)	3,256,318	3,256,318

			15,256,318	15,256,318

Total Control Investments			55,846,318	55,796,318

Total Investments			153,269,322	153,382,290

Cash equivalents
	Government	US Treasury Bill (4.2%, 4/20/2006)	3,989,800	3,989,800
	Government	US Treasury Bill (4.4%, 4/27/2006)	15,241,694	15,241,694
	Government	US Treasury Bill (4.4%, 5/4/2006)	35,132,347	35,132,347
	Government	US Treasury Bill (4.4%, 5/25/2006)	15,243,245	15,243,245
Total cash equivalents:			69,607,086	69,607,086

Total investments and cash equivalents:			$222,876,408	$222,989,376

(1)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)	Percentage represents the weighted average interest rates in effect at March 31, 2006 and due date represents the contractual maturity date.

(3)	Marketable securities are valued based on the indicative bid price, as of March 31, 2006, from the respective originating syndication agent’s trading desk.

(4)	Security is non-income producing (5) Total available under the revolving credit facility is $500,000 which was undrawn as of March 31, 2006.

(6)	Total available under the revolving credit facility is $2,000,000 which was undrawn as of March 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

For The Period June 22, 2005
(Commencement of Operations)
to March 31, 2006

INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$2,450,906
Control investments	255,059
Cash and cash equivalents	4,434,706

Total interest income	7,140,671
Fee income — Control investments	230,000
Other income	185

Total investment income	7,370,856

EXPENSES
Administration fee	288,471
Base management fee	360,771
Directors fees	160,000
Insurance expense	184,642
Professional fees	163,369
Stockholder related costs	89,563
Organizational costs	7,002
Interest expense	378
Taxes and licenses	195,270
General and administrative expenses	37,492

Total expenses	1,486,958

NET INVESTMENT INCOME	5,883,898

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on sale of Non-Control/Non-Affiliate investments	57,431
Net unrealized appreciation of investment portfolio	112,968

Net gain on investments	170,399

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS (Refer to Note 5)	$6,054,297
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and Diluted	$0.37
SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted weighted average shares	16,391,589

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For The Period June 22, 2005
(Commencement of Operations)
to March 31, 2006

Operations:
Net investment income	$5,883,898
Realized gain on sale of investments	57,431
Unrealized appreciation of portfolio	112,968

Increase in net assets from operations	6,054,297

Capital transactions:
Issuance of common stock	230,244,339
Dividends from net investment income	(6,458,439)

Total increase in net assets from capital transactions	223,785,900
Total increase in net assets	229,840,197
Net Assets
Commencement of operations	1,500

End of period	$229,841,697

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENT OF CASH FLOWS

For The Period June 22, 2005
(commencement of Operations)
to March 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$6,054,297
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(160,646,470)
Principal repayments of investments	1,801,537
Proceeds from the sale of debt investments	5,579,931
Net unrealized appreciation of investment portfolio	(112,968)
Net realized gains on sales of investments	(57,431)
Net amortization of premiums and discounts	53,111
Increase in interest receivable	(761,388)
Increase in prepaid insurance	(99,874)
Increase in other assets	(173,099)
Increase in other liabilities	5,077
Increase in administration fee payable to Gladstone Administration	110,002
Decrease in base management fee payable to Gladstone Management	(234,551)
Increase in accrued expenses	367,031

Net cash used in operating activities	(148,114,795)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from the issuance of common stock (including deferred offering costs of $47,864)	230,292,203
Distributions paid	(6,458,439)
Decrease in loan payable to affiliate	(50,000)

Net cash provided by financing activities	223,783,764

NET INCREASE IN CASH AND CASH EQUIVALENTS (1)	75,668,969

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	3,636

CASH AND CASH EQUIVALENTS, END OF PERIOD	$75,672,605

CASH PAID DURING PERIOD FOR INTEREST TO AFFILIATE	$378

(1)	Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

For The Period June 22, 2005
(Commencement of Operations)
to March 31, 2006

Per Share Data(1)
Balance at beginning of period	$—
Net proceeds from initial public offering(2)	13.95

Offering costs	(0.05)
Income from investment operations:
Net investment income(3)	0.36
Realized gain on sale of investments(3)	0.00
Net unrealized appreciation of investments(3)	0.01

Total from investment operations	0.37

Distributions	(0.39)

Net asset value at end of period	$13.88

Per share market value at beginning of period	$15.00
Per share market value at end of period	15.10
Total Return(4)	3.39%
Shares outstanding at end of period	16,560,100
Ratios/Supplemental Data
Net assets at end of period	$229,841,697
Average net assets(5)	$226,875,738
Ratio of expenses to average net assets(6)	0.66%
Ratio of net investment income to average net assets(6)	2.59%

(1)	Based on actual shares outstanding.

(2)	Net of initial underwriting discount of $1.05 per share.

(3)	Based on weighted average basic per share data.

(4)	Total return equals the change in the market value of the Company’s common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan.

(5)	Average net assets calculated from June 22, 2005 (commencement of operations) to March 31, 2006.

(6)	Amounts are not annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2006

Note 1.	Organization

Gladstone Investment Corporation (the “Company”) was incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005 and completed an initial public offering on June 22, 2005. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), as amended. In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objectives are to achieve a high level of current income and capital gains by investing in debt and equity securities of established private businesses.

The Company is externally managed by Gladstone Management Corporation (“GMC”), an unconsolidated affiliate of the Company.

Note 2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Consolidation

Under Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the authoritative accounting guidance provided by the AICPA Audit and Accounting Guide for Investment Companies, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company.

Use of Estimates

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased. Cash and cash equivalents are carried at cost which approximates fair value as of March 31, 2006.

Concentration of Credit Risk

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Valuation

The Company carries its investments at fair value, as determined by its Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Securities for which a limited market exists, such as participations in syndicated loans, are valued at the indicative bid price on the valuation date from the respective originating syndication agent’s trading desk. Debt and equity securities that are not publicly traded are valued at fair value as determined in good faith by the Board of Directors. The Company currently engages Standard & Poor’s Loan Evaluation Service (S&P) to perform independent valuations of its investments. The Board of Directors uses the recommended valuations as prepared by S&P as a component of the foundation for the final

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

fair value determination. In making such determination, the Board of Directors values non-convertible debt securities at cost plus amortized original issue discount plus payment in kind (“PIK”) interest, if any, unless adverse factors lead to a determination of a lesser valuation. In valuing convertible debt, equity, success or exit fees or other equity like securities, the Board of Directors determines the fair value based on the collateral, the issuer’s ability to make payments, the earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities, discounted cash flow and other pertinent factors. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains ultimately realized on these investments to be different than the valuation currently assigned. Because there is a lag between when the Company closes a loan and when the loan can be evaluated by S&P, new loans are not valued immediately by S&P; rather, the Board of Directors makes its own determination about the value of the loan in accordance with the Company’s valuation policy without the input of S&P. Because S&P does not perform independent valuations of mortgage loans or equity securities, the Board of Directors also determines the fair value of these investments without the input of S&P. The Board of Directors considers a number of qualitative and quantitative factors in current market conditions when performing valuations.

Classification of Investments

The 1940 Act requires classification of the Company’s investments by its respective level of control. As defined in the 1940 Act, “Control Investments” are investments in those portfolio companies that the Company is deemed to “Control”. “Affiliate Investments” are investments in those portfolio companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. In general, the 1940 Act prescribes that the Company has control over a portfolio company if it owns greater than 25% of the voting securities of the portfolio company. The Company is deemed to be an affiliate of a portfolio company if it owns between 5% and 25% of the voting securities of such portfolio company or has one or more seats on the affiliated company’s Board of Directors. However, if the Company holds 50% or more representation on a portfolio company’s Board of Directors, the Company will be deemed to have control over the portfolio company.

Interest Income Recognition

Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Conditional interest or a success fee is recorded upon full repayment of a loan investment.

Dividend Income

Dividend income is recognized on the accrual basis for preferred equity securities to the extent that such amounts are expected to be collected. The Company stops accruing dividends on our investments when it is determined that the dividend is no longer collectible.

Fee Income

The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies by providing significant guidance and counsel concerning the management, operations, or business objective and policies of the respective portfolio company. The Company provides these and other services through its Adviser, GMC. Currently, neither the Company, nor GMC receives fees in connection with managerial assistance. However, GMC receives fees for the other services it provides, and one half of those fees for other services are credited to the investment advisory fees due to GMC. These other fees are generally paid to GMC upon

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

the closing of the investment. These fees are typically non-recurring, are recognized as revenue when earned and are paid directly to GMC by the borrower or potential borrower. The services GMC provides vary by investment, but generally include a wide variety of services to the portfolio companies such as investment banking services, arranging bank financing, arranging equity financing structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing loans, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. Any services of this nature subsequent to the closing would generally generate a separate fee at the time of completion. From time to time, the Company is invited to participate as a co-lender in a transaction. In the event that the Company does not provide significant services in connection with the investment, loan fees paid directly to GMC in such situations are deferred and amortized over the life of the loan in accordance with Statement of Financial Accounting Standards No. 91 “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases”.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company’s cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair market value of the investment and the cost basis of such investment.

Investment Advisory and Management Agreement with Gladstone Management Corporation

Pursuant to the Company’s investment advisory and management agreement with GMC, the Company will pay GMC a fee, as compensation for its services, consisting of a base management fee and an incentive fee.

The base management fee is assessed at an annual rate of 2% computed on the basis of the Company’s gross invested assets, which are total assets less the cash proceeds and cash and cash equivalent investments from the proceeds of the Company’s initial public offering that are not invested in debt and equity securities of portfolio companies. Through March 31, 2006, the base management fee was computed and payable monthly. Subsequent to March 31, 2006, the base management fee will be computed monthly and payable quarterly to GMC. Beginning in periods subsequent to June 30, 2006, the base management fee will be assessed at an annual rate of 2% computed on the basis of the Company’s gross assets, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This calculation was set to begin in periods after March 31, 2006, however, on April 11, 2006 the Company’s Board of Directors accepted a voluntary waiver from GMC that will allow the current calculation of the base management fee to be effective through June 30, 2006. When GMC receives fees from the Company’s portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, one half of these fees will be credited against the base management fee that the Company would otherwise be required to pay to GMC.

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee will reward the Adviser if the Company’s quarterly net investment income (before giving effect to the incentive fee) exceeds 1.75% of our net assets. The Adviser will receive a capital gains incentive fee of 20% of the Company’s realized capital gains (net of realized capital losses and unrealized capital depreciation).

Administration Agreement with Gladstone Administration, LLC

The Company has entered into an administration agreement with Gladstone Administration, LLC (“Gladstone Administration”), a wholly owned subsidiary of GMC, which is controlled by the Company’s chairman and chief executive officer. Pursuant to the administration agreement, Gladstone Administration furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and performs, or oversees the performance of the Company’s required administrative services. Such required administrative services

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the Securities and Exchange Commission.

The administration agreement requires the Company to reimburse Gladstone Administration for the performance of its obligations under the administration agreement. The reimbursement is based upon the allocable portion of Gladstone Administration’s overhead, including, but not limited to, rent and the allocable portion of salaries and benefits of the Company’s chief financial officer, controller, chief compliance officer and their respective staff.

Federal Income Taxes

The Company intends to continue to qualify for treatment as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code.

Dividends

Distributions to stockholders are recorded on the ex-dividend date. The Company is required to pay out at least 90% of its ordinary income and short-term capital gains for each taxable year as a dividend to its stockholders in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, a dividend is declared each quarter and is paid out monthly over the course of the respective quarter. At year-end the Company may pay a bonus dividend, in addition to the monthly dividends, to ensure that it has paid out at least 90% of its ordinary income and short-term capital gains for the year. The Company has a policy of retaining long-term capital gains, if any, and not paying them out as dividends.

New Accounting Pronouncements

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections”, a replacement of APB Opinion No. 20, “Accounting Changes”, and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements” and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 applies to all voluntary changes in accounting principle and also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date of issuance. The Company is required to adopt the provisions of SFAS 154, as applicable, beginning in fiscal year 2007. The Company does not expect this pronouncement to have a material impact on the Company’s financial position or net increase to net assets resulting from operations.

Note 3.	Investments

At March 31, 2006 the Company held investments in Non-Control/Non-Affiliates of approximately $97.6 million. These investments all represent syndicated loan participations of senior notes of both public and private companies representing approximately 42% of the Company’s net assets at March 31, 2006.

On March 27, 2006, the Company invested $3.3 million in Quench Holdings Corporation (“Quench Holdings”) to purchase $3.0 million of preferred units in Quench USA, LLC (“Quench USA”) and $0.3 million of warrants to purchase 6,041,538 common units of Quench USA. Quench Holdings is wholly-owned by the Company. Quench USA installs and services water coolers in commercial settings using machines that filter

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and purify water dispensed from a facility’s existing water supply. In addition, the Company made a $4.0 million senior term loan and an $8.0 million subordinated loan to Quench USA, both maturing on March 27, 2011. The Company further entered into a $2.0 million revolving promissory note agreement with Quench USA that remains undrawn as of March 31, 2006.

On March 17, 2006, the Company invested approximately $7.1 million in Chase II Holding Corporation (“Chase Holding”) to purchase $7.0 million of preferred stock and $0.1 million of common stock of Chase Industries, Inc. (“Chase Industries”). As a result of these equity holdings, the Company currently has 2 out of 4 seats on Chase Industries’ Board of Directors. Chase Industries is a leading designer, manufacturer and marketer of impact traffic doors and sliding door systems in North America, serving over 4,000 retail, commercial and industrial customers in the United States, Canada Mexico and selected international markets. The Company also made two senior term loans to Chase Industries in the amounts of $12.9 million and $8.0 million, both maturing on March 17, 2011. In addition, the Company made a $7.0 million subordinated loan to Chase Industries maturing March 17, 2013, of which $6.2 million was actually disbursed. Finally, the Company extended a revolving promissory note of $0.5 million to Chase Industries that remains undrawn as of March 31, 2006.

On January 4, 2006, the Company invested $2.5 million in Hailey Transport Corporation (“Hailey”) to purchase preferred membership interests in Rocky Mountain Bus Company, LLC (“RMBC”). The acquired membership interests represent a $4.2 million interest in RMBC to which Hailey enabled RMBC to borrow the additional $1.7 million in the recapitalization. Hailey is wholly-owned by the Company. RMBC is the sole owner of Auto Safety House LLC (“ASH”), a retailer and service-provider for school buses, commercial buses, trucks and trailers in Arizona and Nevada. Also on January 4, 2006, the Company made a loan of $4.0 million comprised of subordinated notes to RMBC and ASH maturing on January 4, 2012.

The following table summarizes the contractual principal amortization and maturity of the Company’s investment portfolio by fiscal year:

Fiscal Year Ended March 31,	Amount

2007	$1,117,733
2008	3,794,224
2009	3,947,053
2010	11,516,595
2011	36,820,199
Thereafter	82,472,120

Total contractual repayments	139,667,924

Investments in equity securities	12,778,508
Unamortized premiums on debt securities:	822,890

Total	$153,269,322

Note 4.	Commitments and Contingencies

At March 31, 2006 the Company was party to signed and non-binding term sheets for three allocations of syndicate loan participations for an aggregate amount of $20.0 million.

All prospective investments are subject to, among other things, the satisfactory completion of the Company’s due diligence investigation of each borrower, acceptance of terms and structure and receipt of necessary consents. With respect to each prospective loan, the Company will only agree to provide the loan if, among other things, the results of its due diligence investigations are satisfactory, the terms and conditions of the loan are acceptable and all necessary consents are received. All three allocations were funded subsequent to March 31, 2006.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 5.	Common Stock Transactions

	Common Stock
	Shares	Amount

Beginning balance, March 31, 2005	100	$1,500
Issuance of common shares in public offering (net of offering costs of $767,661)	16,560,000	230,244,339

Ending balance, March 31, 2006	16,560,100	$230,245,839

Note 6.	Net Increase in Net Assets Resulting from Operations per Share

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per share for the period June 22, 2005 (Commencement of Operations) to March 31, 2006:

For the Period
June 22, 2005
(Commencement of
Operations)
to March 31, 2006

Numerator for basic and diluted net increase in net assets resulting from operations per share	$6,054,297
Denominator for basic and diluted shares	16,391,589

Basic and diluted net increase in net assets per share resulting from operations	$0.37

Note 7.	Related Party Transactions

License Agreement

The Company has entered into a license agreement with GMC, pursuant to which GMC has granted the Company a non-exclusive license to use the name “Gladstone” and the “Diamond G” trademark. This license agreement requires the Company to pay GMC a royalty fee of $1 per quarter and is recorded in general and administrative expenses on the statement of operations. The amount of the fee is negotiable on an annual basis by the Company’s compensation committee and approved by a majority of the Company’s independent directors.

Loan Payable to Affiliate

On June 30, 2005, the Company repaid a $50,000 loan payable to its chairman and chief executive officer. The demand recourse promissory note accrued interest at the rate of 3% per annum and was repaid with accrued interest of $378 using a portion of the net proceeds from the Offering.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 8.	Dividends

The following table illustrates the monthly dividends per share for the period June 22, 2005 (Commencement of Operations) to March 31, 2006:

Declaration Date	Record Date	Payment Date	Dividend Per Share

January 10, 2006	Mar. 17, 2006	Mar. 31, 2006	$0.07
January 10, 2006	Feb. 16, 2006	Feb. 28, 2006	$0.07
January 10, 2006	Jan. 23, 2006	Jan. 31, 2006	$0.07
October 7, 2005	Dec. 21, 2005	Dec. 31, 2005	$0.04
October 7, 2005	Nov. 21, 2005	Nov. 30, 2005	$0.04
October 7, 2005	Oct. 21, 2005	Oct. 30, 2005	$0.04
July 7, 2005	Sept. 22, 2005	Sept. 30, 2005	$0.02
July 7, 2005	Aug. 23, 2005	Aug. 31, 2005	$0.02
July 7, 2005	July 21, 2005	July 29, 2005	$0.02

		Total Fiscal 2006	$0.39

Aggregate dividends declared and paid for the 2006 fiscal year were approximately $6.5 million which were declared based on an estimate of net investment income for the year. Net investment income exceeded dividends declared by approximately $0.5 million.

Note 9.	Fee Income

As a result of fees received by GMC for its services to portfolio companies on the Company’s behalf as discussed in Note 2, the Company recognized a reduction of $0.5 million in its base management fee payable to GMC under the investment advisory agreement between the Company and GMC for the period June 22, 2005 (Commencement of Operations) to March 31, 2006. In addition, the Company recognized $0.2 million in financing fees for the period June 22, 2005 (Commencement of Operations), to March 31, 2006 for fees associated with the closing of financings for one of its portfolio investments.

Note 10.	Advisory Agreement with Gladstone Management Corporation

We have entered into an investment advisory and management agreement with GMC, which is controlled by our chairman and chief executive officer. In accordance with the investment advisory and management agreement, we will pay GMC a fee, as compensation for its services, consisting of a base management fee and an incentive fee.

The base management fee is assessed at an annual rate of 2% computed on the basis of the Company’s gross invested assets, which are total assets less the cash proceeds and cash and cash equivalent investments from the proceeds of the Company’s initial public offering that are not invested in debt and equity securities of portfolio companies. Through March 31, 2006, the base management fee was computed and payable monthly. Subsequent to March 31, 2006, the base management fee will be computed monthly and payable quarterly to GMC. Beginning in periods subsequent to June 30, 2006, the base management fee will be assessed at an annual rate of 2% computed on the basis of the Company’s gross assets, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This calculation was set to begin in periods after March 31, 2006, however, on April 11, 2006 the Company’s Board of Directors accepted a voluntary waiver from GMC that will allow the current calculation of the base management fee to be effective through June 30, 2006. When GMC receives fees from the Company’s portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, one half of these fees will be credited against the base management fee that the Company would otherwise be required to pay to GMC.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table sets forth the quarterly computation of the management fee for the three months ended March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005:

	March 31,	December 31,	September 30,	June 30,
	2006	2005	2005	2005

Fee:
Fee assessed based on invested assets	$557,730	$265,522	$92,108	$—

Gross management fee before fee revenue credit	557,730	265,522	92,108	—

Direct Credit to Management Fee:
Fee revenue recorded by Gladstone Management:	554,589	—	—	—

Net management fee for the three months ended:	$3,141	$265,522	$92,108	$—

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, and any other income, including any other fees (other than fees for providing managerial assistance) such as commitment, origination, structuring, diligence and consulting fees, and other fees that we receive from portfolio companies accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, operating expenses that we pay directly, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as securities issued with original issue discount, debt instruments with payment-in-kind interest, and zero coupon securities), accrued income that we have not yet received in cash. Thus, if we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets or borrow money in order to do so.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% of our net assets per quarter (7% annualized). For this purpose, “net assets” means total assets less total liabilities and less preferred stock if any. Because the hurdle rate is fixed and has been based on current interest rates, if interest rates increase, it would become easier for investment income to exceed the hurdle rate and, as a result, more likely that GMC will receive an income-based incentive fee than if interest rates on our investments remained constant. On the other hand, if interest rates rise, there will be greater risk that small and medium-sized businesses cannot make payments, which risk may result in fewer opportunities to make safe investments. Our net investment income used to calculate this income-based portion of the incentive fee is also included in the amount of gross assets used to calculate the 2% base management fee. We will pay GMC an income-based incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% (7% annualized);

•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125% of the hurdle rate (2.1875%) in any calendar quarter (8.75% annualized). This portion of the income-based incentive fee is referred to as the “catch-up.” The “catch-up” provision is intended to provide GMC with an incentive fee of 20% on all of pre-

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

incentive fee net investment income up to 125% of the quarterly hurdle rate once the hurdle rate has been surpassed; and

•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 125% of the quarterly hurdle rate of 2.1875% in any calendar quarter (8.75% annualized).

The foregoing calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases made during the current quarter.

The capital gains incentive fee will be determined and payable annually in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on March 31, 2006, and will equal 20.0% of the realized capital gains since inception through the end of the current fiscal year, if any, computed net of all realized capital losses, and unrealized capital depreciation since inception at the end of each fiscal year. In determining the capital gains incentive fee payable to GMC, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses and depreciation since inception to the end of the current fiscal year with respect to each of the investments in the portfolio. For this purpose, cumulative aggregate realized capital gains, if any, will equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Cumulative aggregate realized capital losses will equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable fiscal year, the amount of net capital gains (after losses and depreciation) that will serve as the basis for the calculation of the capital gains incentive fee will equal the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the portfolio of investments. If this number is positive at the end of such fiscal year, then the capital gains incentive fee for such year will be equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of the portfolio since inception.

Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred a loss in that quarter due to realized or unrealized capital depreciation on investments.

Because pre-incentive fee net investment income was below the hurdle rate no income-based incentive fee was recorded for the period June 22, 2005 (Commencement of operations) to March 31, 2006. In addition, there was no capital gains incentive fee as unrealized capital depreciation exceeded net realized capital appreciation for the period June 22, 2005 (Commencement of operations) to March 31, 2006.

Note 11.	Administration Agreement with Gladstone Administration, LLC

The Company has entered into an administration agreement with Gladstone Administration, LLC (“Gladstone Administration”), a wholly owned subsidiary of GMC. Pursuant to the administration agreement, Gladstone Administration furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and performs, or oversees the performance of the Company’s required administrative services. Such required administrative services include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the Securities and Exchange Commission.

The administration agreement requires the Company to reimburse Gladstone Administration for the performance of its obligations under the administration agreement. The reimbursement is based upon the allocable portion of Gladstone Administration’s overhead, including, but not limited to, rent and the allocable portion of salaries and benefits of the Company’s chief financial officer, controller, chief compliance officer and their respective staff. The

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Company recorded fees to Gladstone Administration on the statement of operations of $288,471 for the period June 22, 2005 (commencement of operations) to March 31, 2006. As of March 31, 2006 $110,002 was unpaid and included in administration fee payable to Gladstone Administration in the accompanying balance sheet.

Note 12.	Federal and State Income Taxes

The Company operates and intends to continue to operate, in a manner to qualify for treatment as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to federal or state income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code and as such no income tax provisions have been recorded for the Company.

Note 13.	Subsequent Events

Investments

Through June 8, 2006, the Company purchased additional loan participations of 3 portfolio companies of approximately $3.6 million and loan participations of 7 companies not currently in our investment portfolio of approximately $24.0 million. In addition, the Company sold 3 of its loan participations totaling $15.5 million realizing an aggregate net loss of approximately $3,000 on the transactions.

Through June 8, 2006, Quench USA, LLC borrowed $400,000 against their $2.0 million credit facility issued by the Company.

Dividends

On April 11, 2006, the Company’s Board of Directors declared the following monthly dividends which it believes will be paid from ordinary income:

Declaration Date	Record Date	Payment Date	Dividend Per Share

April 11, 2006	June 22, 2006	June 30, 2006	$0.07
April 11, 2006	May 22, 2006	May 31, 2006	$0.07
April 11, 2006	April 20, 2006	April 28, 2006	$0.07

Note 14.	Selected Quarterly Data (Unaudited)

	Period June 22, 2005 (Commencement of Operations) to March 31, 2006
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006

Total Investment Income	$48,198	$1,806,590	$2,321,688	$3,194,380
Net Investment Income	19,800	1,412,906	1,752,570	2,698,622
Net Increase in Net Assets Resulting From Operations	19,800	1,476,732	1,614,747	2,943,018
Net Increase in Net Assets Resulting From Operations per Weighted Average Common Share (Basic & Diluted)	$—	$0.09	$0.10	$0.18

GLADSTONE INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

		March 31,
	June 30, 2006	2006
	(Unaudited)

ASSETS
Non-Control/Non-Affiliate investments (Cost 6/30/06: $114,228,222; 3/31/06:
$97,423,004)	$113,251,478	$97,585,972
Control investments (Cost 6/30/06: $56,246,318; 3/31/06: $55,846,318)	56,028,640	55,796,318

Total investments at fair value (Cost 6/30/06: $170,474,540; 3/31/06: $153,269,322)	169,280,118	153,382,290
Cash and cash equivalents	58,283,609	75,672,605
Interest receivable	911,817	761,388
Prepaid directors fees	108,750	—
Prepaid insurance	27,262	99,874
Due from Adviser	—	234,551
Other assets	87,488	173,099

TOTAL ASSETS	$228,699,044	$230,323,807

LIABILITIES
Accounts payable	$11,583	$—
Administration fee payable to Gladstone Administration	115,389	110,002
Base management fee payable to Gladstone Management	801,309	—
Accrued expenses	124,876	367,031
Other liabilities	4,763	5,077

Total Liabilities	1,057,920	482,110

NET ASSETS	$227,641,124	$229,841,697

ANALYSIS OF NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized and 16,560,100 shares issued and outstanding	$16,560	$16,560
Capital in excess of par value	230,229,279	230,229,279
Net unrealized (depreciation) appreciation of investment portfolio	(1,194,421)	112,968
Distributions in excess of net investment income	(1,410,294)	(517,110)

Total Net Assets	$227,641,124	$229,841,697

Net assets per share	$13.75	$13.88

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS
June 30, 2006

Company(1)	Industry	Investment(2)	Cost	Fair Value
			(Unaudited)

NON-CONTROL/NON-AFFILIATE INVESTMENTS
Activant	Service — enterprise software and services	Senior Term Debt (7.2%, Due 5/2013)(3)	$4,011,648	$3,955,084
Compsych	Service — independent employee assistance programs	Senior Term Debt (7.8%, Due 2/2012)(3)(7)	3,987,621	3,970,000
CRC Health Group, Inc.	Service — substance abuse treatment	Senior Term Debt (7.7%, Due 2/2016)(3)	7,873,671	7,751,323
Graham Packaging Holdings Co.	Manufacturing — custom blow molded	Senior Term Debt (7.3%, Due 10/2011)(3)	10,812,573	10,672,535
Hertz Equipment Rental Corp.	Service — car rentals	Senior Term Debt (7.1%, Due 12/2010)(3)	907,056	905,996
J. Crew Operating Corp.	Retail — apparel	Senior Term Debt (9.5%, Due 5/2013)(3)	2,002,783	1,995,000
Latham Manufacturing Corp.	Manufacturing — swimming pool components accessories	Senior Term Debt (7.8%, Due 6/2012)(3)	4,452,061	4,411,557
Lexicon Marketing USA, Inc.	Service — marketing to Hispanic community	Senior Term Debt (7.8%, Due 5/2012)(3)	3,002,678	3,015,000
LVI Services, Inc.	Service — asbestos and mold remediation	Senior Term Debt (7.8%, Due 11/2010)(3)	6,493,631	6,402,825
Madison River Capital LLC	Service — communications and information	Senior Term Debt (7.3%, Due 7/2012)(3)	5,787,111	5,757,188
Maidenform, Inc.	Manufacturing — intimate apparel	Senior Term Debt (7.0%, Due 5/2010)(3)	2,919,899	2,902,084
MedAssets, Inc.	Service — pharmaceuticals and healthcare GPO	Senior Term Debt (8.5%, Due 7/2010)(3)(7)	2,276,757	2,262,316
NPC International Inc.	Service — Pizza Hut franchisee	Senior Term Debt (6.9%, Due 5/2013)(3)	3,379,643	3,342,198
Nutro Products, Inc.	Manufacturing — pet food	Senior Term Debt (7.3%, Due 4/2012)(3)	2,518,023	2,493,750
Ozburn-Hessey Holding Co. LLC	Service — third party logistics	Senior Term Debt (7.3%, Due 8/2012)(3)	6,117,829	6,036,407
Patriot Media & Communications CNJ, LLC	Service — telecommunications	Senior Term Debt (7.5%, Due 3/2013)(3)	4,338,104	4,300,922
RPG Holdings, Inc.	Manufacturing and design — greeting cards	Senior Term Debt (8.6%, Due 12/2011)(3)	5,001,274	5,000,000
SGS International, Inc.	Service — digital imaging and graphics	Senior Term Debt (7.3%, Due 12/2011)(3)	1,403,752	1,396,500
SunGard Data Systems, Inc.	Service & manufacturing — integrated software and processing solutions and information availability services	Senior Term Debt (7.7%, Due 2/2013)(3)	10,004,546	9,937,125
Survey Sampling, LLC	Service — telecommunications-based sampling	Senior Term Debt (8.8%, Due 5/2011)(3)	3,501,284	3,467,650
Triad Laboratory Alliance, LLC	Service — regional medical laboratories	Senior Term Debt (8.7%, Due 12/2011)(3)(7)	4,993,624	4,987,438
TexStar Operating, L.P.	Manufacturing — midstream natural gas processing	Senior Term Debt (8.3%, Due 12/2011)(3)(7)	2,992,315	2,970,075
US Investigative Services, Inc.	Service — background investigations	Senior Term Debt (7.9%, Due 10/2012)(3)	9,945,495	9,873,402
Wastequip, Inc.	Manufacturing — waste removal equipment	Senior Term Debt (7.7%, Due 7/2011)(3)	5,504,844	5,445,103

Total Non-Control/ Non-Affiliate Investments			114,228,222	113,251,478

Company(1)	Industry	Investment(2)	Cost	Fair Value
			(Unaudited)

CONTROL INVESTMENTS
Chase II Holdings Corporation	Manufacturing — traffic doors	Revolving Credit Facility(5)	—	—
		Senior Term Debt (9.6%, Due 3/2011)(7)	12,900,000	12,900,000
		Senior Term Debt (12.0% Due 3/2011)(7)	8,000,000	7,970,000
		Subordinated Term Debt (13% Due 3/2013)(7)	6,167,810	6,106,132
		Redeemable Preferred Stock(4)(8)	6,960,806	6,960,806
		Common Stock(4)(8)	61,384	61,384

			34,090,000	33,998,322
Hailey Transport Corporation	Retail and service — school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012)(7)	4,000,000	3,940,000
		Common Stock(4)(8)	2,500,000	2,500,000

			6,500,000	6,440,000
Quench Holdings Corporation	Service — sales, installation and service of water coolers	Revolving Credit Facility (9.1%, Due 3/2009)(6)(7)	400,000	394,000
		Senior Term Debt (9.1%, Due 3/2011)(7)	4,000,000	4,000,000
		Subordinated Term Debt (11.5%, Due 3/2011)(7)	8,000,000	7,940,000
		Common Stock(4)(8)	3,256,318	3,256,318

			15,656,318	15,590,318

Total Control Investments			56,246,318	56,028,640

Total Investments			$170,474,540	$169,280,118

Cash equivalents	Government	US Treasury Bill (4.4%, 7/13/2006)	4,033,771	4,033,771
	Government	US Treasury Bill (4.5%, 8/3/2006)	17,821,896	17,821,896
	Government	US Treasury Bill (4.5%, 8/31/2006)	17,702,440	17,702,440
Total cash equivalents:			39,558,107	39,558,107

Total investments and cash equivalents:			$210,032,647	$208,838,225

(1)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)	Percentage represents the weighted average interest rates in effect at June 30, 2006 and due date represents the contractual maturity date.

(3)	Marketable securities are valued based on the indicative bid price, as of June 30, 2006, from the respective originating syndication agent’s trading desk.

(4)	Security is non-income producing.

(5)	Total available under the revolving credit facility is $500,000 which was undrawn as of June 30, 2006.

(6)	Total available under the revolving credit facility is $2,000,000, of which $1,600,000 remains undrawn at June 30, 2006.

(7)	Valued using S&P estimates at June 30, 2006.

(8)	Fair value is equal to cost due to recent acquisition.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS
March 31, 2006
(UNAUDITED)

Company(1)	Industry	Investment(2)	Cost	Fair Value

NON-CONTROL/NON-AFFILIATE INVESTMENTS
CRC Health Group, Inc.	Service — substance abuse treatment	Senior Term Debt (6.9%, Due 2/2016)(3)	$5,056,761	$5,056,250
Graham Packaging Holdings Co.	Manufacturing — custom blow molded	Senior Term Debt (7.0%, Due 10/2011)(3)	10,071,296	10,061,087
Hertz Equipment Rental Corporation	Service — car rentals	Senior Term Debt (6.7%, Due 12/2010)(3)	871,388	876,560
Latham Manufacturing Corp.	Manufacturing — swimming pool components accessories	Senior Term Debt (7.8%, Due 12/2010)(3)	4,454,333	4,461,188
Le-Natures, Inc.	Marketing & development — natural beverages	Senior Term Debt (7.7%, Due 6/2010)(3)	5,042,467	5,074,713
LVI Services, Inc.	Service — asbestos and mold remediation	Senior Term Debt (7.3%, Due 11/2010)(3)	6,511,390	6,540,483
Madison River Capital LLC	Service — communications and information	Senior Term Debt (6.8%, Due 7/2012)(3)	5,788,660	5,829,062
Maidenform, Inc.	Manufacturing — intimate apparel	Senior Term Debt (6.5%, Due 5/2010)(3)	3,118,448	3,122,787
MedAssets, Inc.	Service — pharmaceuticals and healthcare GPO	Senior Term Debt (7.7%, Due 7/2010)(3)(7)	2,340,111	2,348,526
Ozburn-Hessey Holding Co. LLC	Service — third party logistics	Senior Term Debt (7.3%, Due 8/2012)(3)	6,382,673	6,376,646
Patriot Media & Communications CNJ, LLC	Service — telecommunications	Senior Term Debt (7.0%, Due 3/2013)(3)	4,360,777	4,359,125
Revere Industries, LLC	Manufacturing-plastic and metal components	Senior Term Debt (7.6%, Due 9/2010)(3)	3,508,831	3,504,546
RPG Holdings, Inc.	Manufacturing and design — greeting cards	Senior Term Debt (8.2%, Due 12/2011)(3)	5,001,332	5,000,000
SGS International, Inc.	Service — digital imaging and graphics	Senior Term Debt (7.2%, Due 12/2011)(3)	1,404,081	1,415,702
SunGard Data Systems, Inc.	Service & manufacturing — integrated software and processing	Senior Term Debt (7.2%, Due 2/2013)(3)	10,033,531	10,049,063
Triad Laboratory Alliance, LLC	Service — regional medical laboratories	Senior Term Debt (7.8%, Due 12/2011)(3)(7)	5,006,982	5,012,438
TexStar Operating, L.P.	Manufacturing — midstream natural gas processing	Senior Term Debt (8.3%, Due 12/2011)(3)(7)	3,000,161	2,999,981
US Investigative Services, Inc.	Service — background investigations	Senior Term Debt (7.4%, Due 10/2012)(3)	9,948,345	9,984,478
Wastequip, Inc.	Manufacturing — waste removal equipment	Senior Term Debt (7.0%, Due 7/2011)(3)	5,521,437	5,513,337

Total Non-Control/Non-Affiliate Investments			97,423,004	97,585,972

Company(1)	Industry	Investment(2)	Cost	Fair Value

CONTROL INVESTMENTS
Chase II Holdings Corporation	Manufacturing — traffic doors	Revolving Credit Facility(5)	—	—
		Senior Term Debt (9.1%, Due 3/2011)	12,900,000	12,900,000
		Senior Term Debt (12.0% Due 3/2011)	8,000,000	8,000,000
		Subordinated Term Debt (13% Due 3/2013)	6,167,810	6,167,810
		Redeemable Preferred Stock(4)(8)	6,960,806	6,960,806
		Common Stock(4)(8)	61,384	61,384

			34,090,000	34,090,000
Hailey Transport Corporation	Retail and Service — school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012)(7)	4,000,000	3,950,000
		Common Stock(4)(8)	2,500,000	2,500,000

			6,500,000	6,450,000
Quench Holdings Corporation	Service — sales, installation and service of water coolers	Revolving Credit Facility(6)	—	—
		Senior Term Debt (9.1%, Due 3/2011)	4,000,000	4,000,000
		Subordinated Term Debt (11.5%, Due 3/2011)	8,000,000	8,000,000
		Common Stock(4)(8)	3,256,318	3,256,318

			15,256,318	15,256,318

Total Control Investments			55,846,318	55,796,318

Total Investments			$153,269,322	$153,382,290

Cash equivalents
	Government	US Treasury Bill (4.2%, 4/20/2006)	3,989,800	3,989,800
	Government	US Treasury Bill (4.4%, 4/27/2006)	15,241,694	15,241,694
	Government	US Treasury Bill (4.4%, 5/4/2006)	35,132,347	35,132,347
	Government	US Treasury Bill (4.4%, 5/25/2006)	15,243,245	15,243,245

Total cash equivalents:			69,607,086	69,607,086

Total investments and cash equivalents:			$222,876,408	$222,989,376

(1)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)	Percentage represents the weighted average interest rates in effect at March 31, 2006 and due date represents the contractual maturity date.

(3)	Marketable securities are valued based on the indicative bid price, as of March 31, 2006, from the respective originating syndication agent’s trading desk.

(4)	Security is non-income producing.

(5)	Total available under the revolving credit facility is $500,000 which was undrawn as of March 31, 2006.

(6)	Total available under the revolving credit facility is $2,000,000 which was undrawn as of March 31, 2006.

(7)	Valued using S&P estimates at March 31, 2006.

(8)	Fair value is equal to cost due to recent acquisition.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

		For the Period
		June 22, 2005
	For the Three	(Commencement of
	Months Ended	Operations) to
	June 30, 2006	June 30, 2005
	(Unaudited)

INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$1,964,480	$—
Control investments	1,190,302	—
Cash and cash equivalents	708,340	48,198

Total interest income	3,863,122	48,198
Other income	316	—

Total investment income	3,863,438	48,198

EXPENSES
Administration fee	115,389	27,083
Base management fee	801,309	—
Directors fees	43,250	—
Insurance expense	72,611	—
Professional fees	79,748	—
Stockholder related costs	93,766	635
Interest expense	—	378
Taxes and licenses	57,107	—
Other expenses	19,094	302

Total expenses	1,282,274	28,398

NET INVESTMENT INCOME	2,581,164	19,800

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on sale of Non-Control/Non-Affiliate investments	3,273	—
Net unrealized depreciation of investment portfolio	(1,307,389)	—

Net loss on investments	(1,304,116)	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS (Refer to Note 5)	$1,277,048	$19,800

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and Diluted	$0.08	$0.00

SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted weighted average shares	16,560,100	14,400,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
		June 22, 2005
	For the Three	(Commencement of
	Months Ended	Operations) to
	June 30, 2006	June 30, 2005
	(Unaudited)

Operations:
Net investment income	$2,581,164	$19,800
Realized gain on sale of investments	3,273	—
Unrealized depreciation of portfolio	(1,307,389)	—

Increase in net assets from operations	1,277,048	19,800

Capital transactions:
Issuance of common stock	—	200,116,680
Dividends from net investment income	(3,477,621)	—

Total change in net assets from capital transactions	(3,477,621)	200,116,680
Total change in net assets	(2,200,573)	200,136,480
Net Assets Beginning of period	229,841,697	1,500

End of period	$227,641,124	$200,137,980

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

STATEMENTS OF CASH FLOWS

		For the Period
		June 22, 2005
	For the Three	(Commencement of
	Months Ended	Operations) to
	June 30, 2006	June 30, 2005
	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,277,048	$19,800
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(33,665,549)	—
Principal repayments of investments	874,222	—
Proceeds from the sale of debt investments	15,551,727	—
Net unrealized depreciation of investment portfolio	1,307,389	—
Net realized gains on sales of investments	(3,273)	—
Net amortization of premiums and discounts	37,656	—
Increase in interest receivable	(150,429)	—
Increase in prepaid assets	(36,138)	(17,792)
Decrease in other assets	85,611	—
Decrease in other liabilities	(314)	—
Increase in administration fee payable to Gladstone Administration	5,387	27,083
Increase in base management fee payable to Gladstone Management	1,035,860	—
Increase in accounts payable	11,583	128,029
(Decrease) increase in accrued expenses	(242,155)	335,711

Net cash (used in) provided by operating activities	(13,911,375)	492,831

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from the issuance of common stock	—	200,164,544
Distributions paid	(3,477,621)	—
Decrease in loan payable to affiliate	—	(50,000)

Net cash (used in) provided by financing activities	(3,477,621)	200,114,544

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS (1)	(17,388,996)	200,607,375

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	75,672,605	3,636

CASH AND CASH EQUIVALENTS, END OF PERIOD	$58,283,609	$200,611,011

CASH PAID DURING PERIOD FOR INTEREST TO AFFILIATE	$—	$378

(1)	Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

		For the Period
		June 22, 2005
	For the Three	(Commencement of
	Months Ended	Operations) to
	June 30, 2006	June 30, 2005
	(Unaudited)

Per Share Data(1)
Balance at beginning of period	$13.88	$—
Net proceeds from initial public offering(2)	—	13.95

Offering costs	—	(0.05)
Income from investment operations:
Net investment income(3)	0.16	—
Realized gain on sale of investments(3)	—	—
Net unrealized appreciation of investments(3)	(0.08)	—

Total from investment operations	0.08	—

Distributions	(0.21)	—

Net asset value at end of period	$13.75	$13.90

Per share market value at beginning of period	$14.90	$15.00
Per share market value at end of period	$15.00	$15.05
Total return(4)	2.13%	0.33%
Shares outstanding at end of period	16,560,100	14,400,100

Ratios/Supplemental Data
Net assets at end of period	$227,641,124	$200,137,980
Average net assets(5)	$227,718,666	$200,137,980
Ratio of expenses to average net assets (annualized)	2.25%	0.06%
Ratio of net investment income to average net assets (annualized)	4.53%	0.04%

(1)	Based on actual shares outstanding.

(2)	Net of initial underwriting discount of $1.05 per share.

(3)	Based on weighted average basic per share data.

(4)	Total return equals the change in the market value of the Company’s common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan.

(5)	Calculated using the average of the ending monthly net assets for the respective periods.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
(UNAUDITED)

NOTE 1.	ORGANIZATION

Gladstone Investment Corporation (the “Company”) was incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005 and completed an initial public offering on June 22, 2005. The Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objectives are to achieve a high level of current income and capital gains by investing in debt and equity securities of established private businesses.

The Company is externally managed by Gladstone Management Corporation (“GMC”), an unconsolidated affiliate of the Company.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Interim Financial Statements

Interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the fiscal year ended March 31, 2006, as filed with the Securities and Exchange Commission on June 14, 2006.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Classification of Investments

The 1940 Act requires classification of the Company’s investments by its respective level of control. As defined in the 1940 Act, “Control Investments” are investments in those portfolio companies that the Company is deemed to “Control”. “Affiliate Investments” are investments in those portfolio companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. In general, the 1940 Act prescribes that the Company has control over a portfolio company if it owns greater than 25% of the voting securities of the portfolio company. The Company is deemed to be an affiliate of a portfolio company if it owns between 5% and 25% of the voting securities of such portfolio company or has one or more seats on the affiliated company’s Board of Directors. However, if the Company holds 50% or more representation on a portfolio company’s Board of Directors, the Company will be deemed to have control over the portfolio company.

GLADSTONE INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Valuation

The Company carries its investments at fair value, as determined by its Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Securities for which a limited market exists, such as participations in syndicated loans, are valued at the indicative bid price on the valuation date from the respective originating syndication agent’s trading desk. Debt and equity securities that are not publicly traded are valued at fair value as determined in good faith by the Board of Directors. The Company currently engages Standard & Poor’s Loan Evaluation Service (S&P) to perform independent valuations of some of its investments. The Board of Directors uses the recommended valuations as prepared by S&P as a component of the foundation for the final fair value determination. In making such determination, the Board of Directors values non-convertible debt securities at cost plus amortized original issue discount plus payment in kind (“PIK”) interest, if any, unless adverse factors lead to a determination of a lesser valuation. In valuing convertible debt, equity, success or exit fees or other equity-like securities, the Board of Directors determines the fair value based on the collateral, the issuer’s ability to make payments, the earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities, discounted cash flow and other pertinent factors. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains ultimately realized on these investments to be different than the valuation currently assigned. Because there is a delay between when the Company closes a loan and when the loan can be evaluated by S&P, new loans are not valued immediately by S&P; rather, the Board of Directors makes its own independent determination about the value of the loan in accordance with the Company’s valuation policy without the input of S&P. Because S&P does not perform independent valuations of equity securities, the Board of Directors also determines the fair value of these investments without the input of S&P. The Board of Directors considers a number of qualitative and quantitative factors in current market conditions when performing valuations and is ultimately responsible for the fair value and disclosure of investments in the financial statements.

Interest Income Recognition

Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Conditional interest or a success fee is recorded upon full repayment of a loan investment.

Fee Income

The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies by providing significant guidance and counsel concerning the management, operations, or business objectives and policies of the respective portfolio company. The Company provides these and other services through its adviser, GMC. Currently, neither the Company nor GMC receives fees in connection with managerial assistance. GMC provides managerial assistance to the Company’s portfolio companies and currently does not charge for those services. If GMC does charge managerial assistance fees in the future, any such fees will be credited to the base management fee otherwise due to GMC from the Company under the Advisory Agreement. However, GMC also receives fees for the other services it provides, and 50% of those fees for other services are credited to the investment advisory fees due to GMC. These other fees are generally paid to GMC upon the closing of the investment. These fees are generally non-recurring, are recognized as revenue when earned and are paid directly to GMC by the borrower or potential borrower upon closing of the investment. The services GMC provides vary by investment, but generally include a wide variety of services to the portfolio companies such as investment banking services, arranging bank financing, arranging equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing loans, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. Any services

GLADSTONE INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)

of this nature subsequent to the closing would generally generate a separate fee at the time of completion which is payable either to the Company or GMC. From time to time, the Company is invited to participate as a co-lender in a transaction. In the event that the Company does not provide significant services in connection with our investment, loan fees paid directly to GMC in such situations are deferred and amortized over the life of the loan.

Cash and Cash Equivalents

The Company considers all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Items classified as cash equivalents include temporary investments in US Treasury bills and can also include commercial paper and money-market funds. All of the Company’s cash at June 30, 2006 was deposited with two financial institutions, and the Company’s balances exceed federally insurable limits. The Company seeks to mitigate this risk by depositing funds with major financial institutions.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recognized when an investment is sold and is computed as the difference between the Company’s cost basis in the investment at the date of sale and the net proceeds received from such sale. Unrealized appreciation or depreciation reflects the difference between the fair market value of the investment and the cost basis of such investment.

Income Taxes

The Company intends to qualify for treatment as a RIC under subchapter M of the Code. As a RIC, the Company will not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute at least 90% of investment company taxable income, as defined by the Code. The Company intends to distribute at least 90% of its ordinary income. The Company may, but does not intend to, pay out a return of capital.

NOTE 3.	RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

We have entered into an investment advisory and management agreement with GMC (the “Advisory Agreement”), which is controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay GMC a fee, as compensation for its services, consisting of a base management fee and an incentive fee.

The base management fee is assessed at an annual rate of 2% computed on the basis of the average value of the Company’s gross invested assets at the end of the two most recently completed quarters, which are total assets less the cash proceeds and cash and cash equivalents from the proceeds of the Company’s initial public offering that are not invested in debt and equity securities of portfolio companies. Through December 31, 2005, the base management fee was computed and payable monthly in arrears. Subsequent to December 31, 2005, the base management fee has and will be computed and payable quarterly in arrears. Beginning in periods subsequent to September 30, 2006, the base management fee will be assessed at an annual rate of 2% computed on the basis of the average value of the Company’s average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, on April 11, 2006, the Company’s Board of Directors accepted a voluntary waiver from GMC that allowed the current calculation of the base management fee to be effective through June 30, 2006. In addition, on July 11, 2006, the Company’s Board of Directors accepted another voluntary waiver from GMC that will allow the current calculation of the base management fee to be effective through September 30, 2006.

GLADSTONE INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)

When GMC receives fees from the Company’s portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, one half of these fees will be credited against the base management fee that the Company would otherwise be required to pay to GMC. For the three months ended June 30, 2006, the Company recognized a base management fee of $801,309 which was unpaid at June 30, 2006 and is reflected in the accompanying statements of assets and liabilities as a base management fee payable to GMC. No base management fee was recorded in for the period from June 22, 2005 (Commencement of operations) through June 30, 2005 as the Company had no gross invested assets as of June 30, 2005.

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. The capital gains incentive fee will be determined and payable annually in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), commencing on March 31, 2006, and will equal 20.0% of the realized capital gains since inception through the end of the current fiscal year, if any, computed net of all realized capital losses, and net unrealized capital depreciation since inception at the end of each fiscal year. Refer to the Company’s Form 10-K for the fiscal year ended March 31, 2006 for more information regarding the calculation of the incentive fee.

Because pre-incentive fee net investment income was below the hurdle rate of 1.75% of net assets, no income-based incentive fee was recorded for the three months ended June 30, 2006 and the period June 22, 2005 (Commencement of operations) to June 30, 2005.

Administration Agreement

The Company has entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (“Gladstone Administration”), a wholly owned subsidiary of GMC, which is controlled by the Company’s chairman and chief executive officer. Pursuant to the Administration Agreement, Gladstone Administration furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and performs, or oversees the performance of the Company’s required administrative services. Such required administrative services include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the Securities and Exchange Commission (the “SEC”).

The Administration Agreement requires the Company to reimburse Gladstone Administration for the performance of its obligations under the Administration Agreement. The reimbursement is based upon the allocable portion of Gladstone Administration’s overhead, including, but not limited to, rent and the allocable portion of salaries and benefits of the Company’s chief financial officer, controller, chief compliance officer and their respective staff. The Company recorded fees to Gladstone Administration on the statement of operations of $115,389 for the three months ended June 30, 2006 and $27,083 for the period June 22, 2005 (Commencement of operations) to June 30, 2005. As of June 30, 2006, $115,389 was unpaid and included in the administration fee payable to Gladstone Administration in the accompanying statements of assets and liabilities.

Loan Payable to Affiliate

On June 30, 2005, the Company repaid a $50,000 loan payable to its chairman and chief executive officer. The demand recourse promissory note accrued interest at the rate of 3% per annum and was repaid with accrued interest of $378 using a portion of the net proceeds from the Company’s initial public offering.

NOTE 4.	COMMON STOCK

As of June 30, 2006 and March 31, 2006, 100,000,000 shares of $0.001 par value common stock were authorized and 16,560,100 shares were outstanding.

GLADSTONE INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)

NOTE 5.	INCREASE IN NET ASSETS PER SHARE RESULTING FROM OPERATIONS

The following table sets forth the computation of basic and diluted net increase in net assets per share resulting from operations for the three months ended June 30, 2006 and the period June 22, 2005 (Commencement of Operations) to June 30, 2005:

		For the Period
		June 22, 2005
	For the Three	(Commencement of
	Months Ended	Operations) to
	June 30, 2006	June 30, 2005

Numerator for basic and diluted net increase in net assets resulting from operations per share	$1,277,048	$19,800
Denominator for basic and diluted shares	16,560,100	14,400,100

Basic and diluted net increase in net assets per share resulting from operations	$0.08	$0.00

NOTE 6.	DIVIDENDS

The Company is required to pay out as a dividend, 90% of its ordinary income and realized net short-term capital gains in excess of realized net short-term capital losses, if any, for each taxable year in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out monthly as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. At year-end the Company may pay a bonus dividend, in addition to the monthly dividends, to ensure that it has paid out at least 90% of its ordinary income and realized net short-term capital gains for the year. The Company’s Board of Directors declared the following monthly dividends which it believes were paid from ordinary income:

Declaration Date	Record Date	Payment Date	Dividend Per Share

April 11, 2006	June 22, 2006	June 30, 2006	$0.07
April 11, 2006	May 22, 2006	May 31, 2006	$0.07
April 11, 2006	April 20, 2006	April 28, 2006	$0.07

NOTE 7.	SUBSEQUENT EVENTS

Loan Participations

In July 2006, the Company purchased additional loan participations of two portfolio companies of approximately $0.5 million and a loan participation of two companies not currently in our investment portfolio of approximately $5.0 million. In addition, the Company sold one of its loan participations of $1.0 million realizing a nominal loss on the transaction and one loan participation repaid in full for $3.0 million.

Quench USA, LLC

In July 2006, Quench USA, LLC borrowed $500,000 under its revolving credit facility leaving $1.1 million available for future borrowings.

GLADSTONE INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)

Dividends

On July 11, 2006, the Company’s Board of Directors declared the following monthly dividends which it believes were and will be paid, as applicable, from ordinary income:

Declaration Date	Record Date	Payment Date	Dividend Per Share

July 11, 2006	July 19, 2006	July 31, 2006	$0.07
July 11, 2006	August 21, 2006	August 31, 2006	$0.07
July 11, 2006	September 21, 2006	September 29, 2006	$0.07

Part C  — OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial Statements

The following financial statements of Gladstone Investment Corporation (the “Company” or the “Registrant”) are included in the Registration Statement in “Part A: Information Required in a Prospectus”:

GLADSTONE INVESTMENT CORPORATION
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm	F-2
Consolidated Statement of Assets and Liabilities as of March 31, 2006 and March 31, 2005	F-3
Consolidated Schedule of Investments as of March 31, 2006	F-4
Consolidated Statement of Operations for the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-6
Consolidated Statement of Changes in Net Assets for the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-7
Consolidated Statement of Cash Flows for the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-8
Financial Highlights for the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-9
Notes to Consolidated Financial Statements	F-10
Unaudited Consolidated Financial Statements
Statements of Assets and Liabilities as of June 30, 2006 and March 31, 2006	F-20
Schedule of Investments as of June 30, 2006	F-21
Schedule of Investments as of March 31, 2006	F-23
Statements of Operations for the three months ended June 30, 2006 and for the period June 22, 2005 (Commencement of Operations) to June 30, 2005	F-25
Statements of Changes in Net Assets for three months ended June 30, 2006 and for the period June 22, 2005 (Commencement of Operations) to June 30, 2005	F-26
Statements of Cash Flows for the three months ended June 30, 2006 and for the period June 22, 2005 (Commencement of Operations) to June 30, 2005	F-27
Financial Highlights for the three months ended June 30, 2006 and for the period June 22, 2005 (Commencement of Operations) to June 30, 2005	F-28
Notes to Financial Statements	F-29

2.	Exhibits

Exhibit
Number		Description

2	.a	Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit a.2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.
2	.b	Amended and Restated Bylaws, incorporated by reference to Exhibit b.2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2	.c	Not applicable.
2	.d.1	Specimen Stock Certificate, incorporated by reference to Exhibit 99.d to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2	.d.2	Form of Senior indenture, filed herewith.
2	.d.3	Form of Subordinated indenture, filed herewith.
2	.e	Dividend Reinvestment Plan, incorporated by reference to Exhibit 99.e to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2	.f	Not applicable.
2	.g	Investment Advisory and Management Agreement between the Registrant and Gladstone Management Corporation, incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K filed June 14, 2006.
2	.h	Not applicable.
2	.i	Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed July 12, 2006.
2	.j	Custody Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit 99.j to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2	.k.1	Administration Agreement between the Registrant and Gladstone Administration, LLC, incorporated by reference to Exhibit 10.2 to the Annual Report on Form 10-K filed June 14, 2006.
2	.k.2	Stock Transfer Agency Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit k.1 to Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.
2	.k.3	Trademark License Agreement between the Registrant and Gladstone Management Corporation, incorporated by reference to Exhibit k.3 to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.
2	.l	Opinion and consent of Cooley Godward Kronish LLP, filed herewith.
2	.m	Not applicable.
2	.n	Consent of PricewaterhouseCoopers LLP, filed herewith.
2	.o	Not applicable.
2	.p	Founder Stock Purchase Agreement between the Registrant and David Gladstone, incorporated by reference to Exhibit p to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.
2	.q	Not applicable.
2	.r	Code of Ethics and Business Conduct, incorporated by reference to Exhibit 14.1 to the Current Report on Form 8-K filed October 12, 2005.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page 76 of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27.	Other Expenses of Issuance and Distribution

Commission Registration Fee		$10,700
NASD fee		10,500
Nasdaq Global Select Market additional listing fee		*
Accounting fees and expenses		*
Legal fees and expenses		*
Printing and engraving		*
Miscellaneous fees and expenses		*

Total	$	*

*	To be filed by amendment.

All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled by or Under Common Control

Gladstone Investment Advisers, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant.

Gladstone Acquisition-3 Corporation, a Delaware corporation and wholly-owned subsidiary of the Registrant.

Gladstone Acquisition-4 Corporation, a Delaware corporation and wholly-owned subsidiary of the Registrant.

Chase II Holdings Corp., a Delaware corporation controlled by the Registrant through 59% ownership of issued and outstanding voting securities.

Hailey Transport Corp., a Delaware corporation and wholly owned subsidiary of the Registrant.

Quench Holdings Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant.

Gladstone Business Investment, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Registrant.

Gladstone Capital Corporation, a Maryland corporation controlled by the Registrant’s officers and directors.

Gladstone Capital Advisers, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Capital Corporation.

Gladstone Business Loan, LLC, a Delaware limited liability company and wholly-owned subsidiary of Gladstone Capital Corporation.

Gladstone Commercial Corporation, a Maryland corporation controlled by the Registrant’s officers and directors.

GCLP Business Trust I, a Massachusetts business trust controlled by Gladstone Commercial Corporation.

Gladstone Commercial Partners, LLC, a Delaware limited liability company and wholly-owned subsidiary of Gladstone Commercial.

GCLP Business Trust II, a Massachusetts business trust controlled by Gladstone Commercial Partners, LLC.

Gladstone Commercial Advisers, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Commercial Corporation.

GCC Coco, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Commercial Corporation.

First Park Ten COCO San Antonio GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

First Park Ten COCO San Antonio LP, a Delaware limited partnership controlled by its general partner, First Park Ten COCO San Antonio GP LLC.

COCO04 Austin TX GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

COCO04 Austin TX LP, a Delaware limited partnership controlled by its general partner, COCO04 Austin TX GP LLC.

Pocono PA GCC, LP, a Delaware limited partnership controlled by its general partner, GCC Coco, Inc.

Gladstone Commercial Limited Partnership, a Delaware limited partnership controlled by its general partner GCLP Business Trust II.

GCC Acquisition Holdings LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

SLEE Grand Prairie LP, a Delaware limited partnership controlled by its general partner, GCC Acquisition Holdings, Inc.

EE, 208 South Rogers Lane, Raleigh, NC LLC, Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Gladstone Lending LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

260 Springside Drive Akron OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Little Arch04 Charlotte NC Member LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Little Arch Charlotte NC LLC, a Delaware limited liability company controlled by its sole member, Little Arch04 Charlotte NC Member LLC.

CMI04 Canton NC LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

OB Midway NC Gladstone Commercial LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

GCC Granby LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Granby Property Trust, a Delaware statutory trust controlled by its grantor, GCC Granby LLC.

GCC Dorval LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Dorval Property Trust, a Delaware statutory trust controlled by its grantor, GCC Dorval LLC.

3094174 Nova Scotia Company, a Nova Scotia corporation controlled by its sole stockholder, Gladstone Commercial Limited Partnership.

3094175 Nova Scotia Company, a Nova Scotia corporation controlled by its sole stockholder, Gladstone Commercial Limited Partnership.

GCC Norfolk LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

WMI05 Columbus OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

2525 N Woodlawn Vstrm Wichita KS LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Corning Big Flats LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

OB Crenshaw SPE GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

OB Crenshaw GCC LP, a Delaware limited partnership controlled by its general partner, OB Crenshaw SPE GP LLC.

HMBF05 Newburyport MA LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

YorkTC05 Eatontown NJ LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

STI05 Franklin NJ LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

AFL05 Duncan SC Member LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

AFL05 Duncan SC LLC, a Delaware limited liability company controlled by its sole member, AFL05 Duncan SC Member LLC.

MSI05-3 LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

WMI05 Hazelwood MO LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

CI05 Clintonville WI LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

PZ05 Maple Heights OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

YCC06 South Hadley MA LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

NW05 Richmond VA LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

SVMMC05 Toledo OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

ACI06 Champaign IL LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

UC06 Roseville MN LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

TCI06 Burnsville MN LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

RC06 Menomonee Falls WI LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

SJMH06 Baytown TX GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

SJMH06 Baytown TX LP, a Delaware limited partnership controlled by its general partner, SJMH06 Baytown TX GP LLC.

MFI06-2 LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

CMS06-3 LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Gladstone Land Corporation, a Delaware corporation controlled by David Gladstone through indirect 100% stock ownership.

Gladstone Land Partners, LLC, a Delaware limited liability company controlled by its manager, Gladstone Land Corporation.

SC Land, Inc., a California corporation and wholly owned subsidiary of Gladstone Land Corporation.

Gladstone Land Limited Partnership, a Delaware limited partnership controlled by its general partner, Gladstone Land Corporation.

San Andreas Road Watsonville LLC, a California limited liability company controlled by its manager, Gladstone Land Limited Partnership.

West Gonzales Road Oxnard LLC, a California limited liability company controlled by its manager, Gladstone Land Limited Partnership.

Coastal Farming Corporation, a California corporation controlled by David Gladstone through 100% indirect stock ownership.

Gladstone Management Corporation, a Delaware corporation controlled by David Gladstone through 100% indirect stock ownership.

Gladstone Administration, LLC, Delaware limited liability company and wholly-owned subsidiary of Gladstone Management Corporation.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock at September 30, 2006.

Number of
Title of Class	Record Holders

Common Stock, par value $0.001 per share	33

Item 30.	Indemnification

Subject to the Investment Company Act of 1940 as amended (the “1940 Act”) or any valid rule, regulation or order of the Securities and Exchange Commission (“SEC”) thereunder, our amended and restated certificate of incorporation and bylaws provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise to the maximum extent permitted by Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws permit us to indemnify our other employees and agents to the fullest extent permitted by the Delaware General Corporation Law, whether such employees or agents are serving us or, at our request, any other entity.

In addition, the investment advisory and management agreement between us and our investment adviser, Gladstone Management Corporation (“GMC”), provides that, absent willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GMC and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GMC’s services under the investment advisory and management agreement or otherwise as our investment adviser.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which GMC, and each director or executive officer of GMC, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding GMC and its officers and directors is set forth in its Form ADV, as filed with the SEC, and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

We maintain at our principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

1. We hereby undertake to suspend the offering of shares until the prospectus is amended if subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement.

2. We hereby undertake:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a) (3) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

3. We hereby undertake that:

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean and Commonwealth of Virginia, on the 13th day of October, 2006.

GLADSTONE INVESTMENT CORPORATION

By:	/s/ David Gladstone
David Gladstone
Chairman of the Board and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints David Gladstone and Terry L. Brubaker and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

By:	/s/ David Gladstone
David Gladstone
Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)

Date: October 13, 2006

By:	/s/ Terry L. Brubaker
Terry L. Brubaker
Vice Chairman, Chief Operating Officer, Secretary and Director

Date: October 13, 2006

By:	/s/ Harry T. Brill, Jr.
Harry T. Brill, Jr.
Chief Financial Officer (principal financial and accounting officer)

Date: October 13, 2006

By:	/s/ George Stelljes III
George Stelljes III
President, Chief Investment Officer and Director

Date: October 13, 2006

By:	/s/ David A.R. Dullum
David A.R. Dullum
Director

Date: October 13, 2006

By:	/s/ Anthony W. Parker
Anthony W. Parker
Director

Date: October 13, 2006

By:	/s/ Michela A. English
Michela A. English
Director

Date: October 13, 2006

By:	/s/ Paul W. Adelgren
Paul W. Adelgren
Director

Date: October 13, 2006

By:	/s/ Maurice W. Coulon
Maurice W. Coulon
Director

Date: October 13, 2006

By:	/s/ John H. Outland
John H. Outland
Director

Date: October 13, 2006

By:	/s/ Gerard Mead
Gerard Mead
Director

Date: October 13, 2006

Exhibit List

Exhibit
Number		Description

2	.a	Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit a.2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.
2	.b	Amended and Restated Bylaws, incorporated by reference to Exhibit b.2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2	.c	Not applicable.
2	.d.1	Specimen Stock Certificate, incorporated by reference to Exhibit 99.d to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2	.d.2	Form of Senior indenture, filed herewith.
2	.d.3	Form of Subordinated indenture, filed herewith.
2	.e	Dividend Reinvestment Plan, incorporated by reference to Exhibit 99.e to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2	.f	Not applicable.
2	.g	Investment Advisory and Management Agreement between the Registrant and Gladstone Management Corporation, incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K filed June 14, 2006.
2	.h	Not applicable.
2	.i	Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed July 12, 2006.
2	.j	Custody Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit 99.j to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2	.k.1	Administration Agreement between the Registrant and Gladstone Administration, LLC, incorporated by reference to Exhibit 10.2 to the Annual Report on Form 10-K filed June 14, 2006.
2	.k.2	Stock Transfer Agency Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit k.1 to Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.
2	.k.3	Trademark License Agreement between the Registrant and Gladstone Management Corporation, incorporated by reference to Exhibit k.3 to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.
2	.l	Opinion and consent of Cooley Godward Kronish LLP, filed herewith.
2	.m	Not applicable.
2	.n	Consent of PricewaterhouseCoopers LLP, filed herewith.
2	.o	Not applicable.
2	.p	Founder Stock Purchase Agreement between the Registrant and David Gladstone, incorporated by reference to Exhibit p to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.
2	.q	Not applicable.
2	.r	Code of Ethics and Business Conduct, incorporated by reference to Exhibit 14.1 to the Current Report on Form 8-K filed October 12, 2005.